UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2009

American Century Variable Portfolios

VP Balanced Fund

Market Perspective	2
U.S. Market Returns	2

VP Balanced

Performance	3
Portfolio Commentary	5
Top Ten Stock Holdings	7
Top Five Stock Industries	7
Key Fixed-Income Portfolio Statistics	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Notes to Financial Statements	25
Financial Highlights	32
Report of Independent Registered Public Accounting Firm	33

Other Information

Management	34
Additional Information	37
Index Definitions	38

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

After a precipitous decline in 2008, the U.S. stock market posted a robust return in 2009, enjoying its best calendar-year performance since 2003. The market’s dramatic rebound resulted from renewed confidence in a potential economic recovery.

The year began on a down note, with stocks falling in January and February amid the continuation of a severe economic downturn and a liquidity crisis in the credit markets. Thanks to an unprecedented series of actions by the federal government, however, signs of stabilization in the economy began to emerge in the spring of 2009, erasing the market’s pessimistic sentiment and boosting confidence about a possible recovery. Although the unemployment rate continued to climb, peaking at a 26-year high of 10.1% in October, many other segments of the economy showed evidence of improvement, most notably housing and manufacturing.

Improving economic data, along with better-than-expected corporate profits, led to a significant stock market reversal. After falling to a multi-year low on March 9, the market reversed course and advanced steadily throughout the remainder of the year. Overall, the broad stock indices returned more than 25% in 2009, with mid-cap stocks generating the best results (see the table below), while growth shares outpaced value across all market capitalizations.

Bonds Also Advanced

The U.S. bond market also gained ground in 2009, though to a lesser degree than the equity market. The bond market’s advance resulted primarily from outsized returns for corporate bonds, which benefited substantially from the improving economic environment. In particular, high-yield corporate bond indices posted gains of more than 50% for the year. Mortgage-backed securities also advanced, benefiting from the Federal Reserve’s purchases to keep mortgage rates low and support the housing market.

In contrast, Treasury bonds declined during the year, underperforming all other segments of the bond market. As the economic environment improved, Treasury securities fell out of favor as investors shifted to other higher-yielding segments of the bond market. In addition, an increase in supply—as the government issued more securities to fund its economic stimulus efforts—weighed on the Treasury market.

U.S. Market Returns
For the 12 months ended December 31, 2009
Stock Indices		Citigroup U.S. Bond Market Indices
Russell 1000 Index (large-cap)	28.43%	Broad Investment-Grade (multi-sector)	5.06%
Russell Midcap Index	40.48%	Credit (investment-grade corporate)	16.14%
Russell 2000 Index (small-cap)	27.17%	Mortgage (mortgage-backed)	5.76%
		Agency	0.74%
		Treasury	–3.69%

Performance

VP Balanced

Total Returns as of December 31, 2009
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Class I	AVBIX	15.48%	2.12%	2.15%	6.37%	5/1/91
Blended index(1)	—	18.03%	2.64%	2.31%	7.98%(2)	—
S&P 500 Index(3)	—	26.46%	0.42%	-0.95%	8.20%(2)	—
Citigroup US Broad
Investment-Grade Bond Index	—	5.06%	5.23%	6.47%	6.92%(2)	—
(1) See Index Definitions page.
(2)	Since 4/30/91, the date nearest Class I’s inception for which data are available.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

VP Balanced

One-Year Returns Over 10 Years
Periods ended December 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Class I	-2.65%	-3.54%	-9.56%	19.46%	9.78%	4.93%	9.62%	4.94%	-20.33%	15.48%
Blended index	-1.01%	-3.68%	-9.88%	18.52%	8.36%	4.06%	11.11%	6.33%	-21.50%	18.03%
S&P 500 Index	-9.10%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%
Citigroup US Broad
Investment-Grade
Bond Index	11.59%	8.52%	10.09%	4.20%	4.48%	2.57%	4.33%	7.22%	7.02%	5.06%

Total Annual Fund Operating Expenses
Class I	0.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

VP Balanced

Equity Portfolio Managers: Bill Martin and Tom Vaiana

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

VP Balanced returned 15.48% in 2009, compared with the 18.03% return of its benchmark (a blended index consisting of 60% S&P 500 Index and 40% Citigroup US Broad Investment-Grade [BIG] Bond Index).

VP Balanced’s double-digit gain for the year reflected the broad gains in both the U.S. stock and bond markets. Stocks generated the best results, with the broad equity indices gaining more than 25% for the year, while bonds produced more modest gains (see page 2 for more details).

The fund’s underperformance of its benchmark resulted entirely from the equity portion of the portfolio, which trailed the S&P 500 Index for the period. In contrast, the fixed-income portion of the portfolio outperformed the Citigroup BIG Index. (It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.)

Security Selection Weighed on the Stock Component

The stock portion of the VP Balanced fund underperformed the S&P 500 in 2009. Performance in the stock component is driven largely by our stock selection process, and several of the factors used in our stock selection model were out of favor at different times during the year, which created significant performance headwinds for this portion of the portfolio.

From a sector perspective, stock selection detracted the most in the health care sector. Stock choices among pharmaceutical firms and health equipment makers were responsible for the bulk of the underperformance in this sector. Medical instruments maker C.R. Bard, biotechnology firm Amgen, and drug maker Eli Lilly were among the biggest individual detractors.

Stock selection in the energy and consumer staples sectors also weighed on relative results. Virtually all of the underperformance in the energy sector resulted from stock selection among energy producers. The most significant detractors were integrated oil and gas companies Exxon Mobil and ConocoPhillips, both of which fell as rising oil prices and declining demand for gasoline squeezed profit margins in their refining operations. In the consumer staples sector, security selection among food retailers and an overweight position in food products makers hurt the most. Supermarket chains Safeway and SUPERVALU and food products maker General Mills were the most noteworthy detractors.

On the positive side, stock selection in the industrials and materials sectors added value versus the S&P 500. Outperformance in the industrials sector resulted largely from stock selection among machinery manufacturers and an underweight position in industrial conglomerates. The top contributors included aerospace components supplier Goodrich and engineering firm

VP Balanced

Shaw Group. In the materials sector, all of the outperformance was driven by the strong performance of two fertilizer producers, Terra Industries and CF Industries Holdings. CF rallied after a larger rival launched a takeover bid for the company while it was pursuing its own acquisition of Terra, which also rose on the takeover news.

Fixed-Income Portion Outpaced the Overall Bond Market

The bond portion of the portfolio outperformed the Citigroup BIG Index in 2009. Sector allocation was responsible for much of the outperformance, particularly an overweight position in corporate bonds—the best performers in the bond market during the year—and an underweight position in Treasury securities, which declined in 2009. Overweight positions in high-quality municipal bonds and Treasury inflation-protected securities (TIPS) also contributed notably to performance. We took profits in both of these segments, trimming our municipal bond and TIPS exposure. Our continued position in TIPS reflects our view that the federal government’s massive monetary and fiscal stimulus will eventually result in higher inflation and lower purchasing power for the U.S. dollar.

Within our corporate bond holdings, we favored companies in stable, non-cyclical industries that were capable of improving profitability through innovation or cost reductions. Security selection was also key among the portfolio’s mortgage-backed securities, particularly an emphasis on commercial mortgage-backed securities and non-agency mortgage-backed bonds.

For much of the year, we maintained a neutral position with regard to duration (a measure of interest rate sensitivity) and yield curve exposure relative to the Citigroup BIG Index. However, toward the end of the year, we positioned the fixed-income portfolio to benefit from a flatter yield curve. The yield gap between short- and long-term bonds had reached historically wide levels, so we adjusted the portfolio to benefit from a narrowing of this yield gap.

A Look Ahead

While we believe the worst of the financial and economic problems are behind us, the U.S. economy remains relatively weak. As corporations continue to cut costs and individuals work toward reducing their debt levels, a recovery in 2010 is likely to be muted. At the same time, we also remain concerned about the long-term potential for higher inflation thanks to the extraordinary monetary and fiscal efforts put forth by the government to ease the credit crisis and recession. As always, both the equity and fixed-income components of the portfolio will remain focused on prudent security selection and risk management.

VP Balanced

VP Balanced’s Top Ten Stock Holdings as of December 31, 2009
	% of equity portfolio	% of S&P 500 Index
Exxon Mobil Corp.	3.6%	3.3%
International Business Machines Corp.	2.5%	1.7%
Johnson & Johnson	2.5%	1.8%
Microsoft Corp.	2.4%	2.4%
Apple, Inc.	2.3%	1.9%
JPMorgan Chase & Co.	2.0%	1.7%
AT&T, Inc.	1.9%	1.7%
Google, Inc., Class A	1.8%	1.5%
Procter & Gamble Co. (The)	1.7%	1.8%
Cisco Systems, Inc.	1.6%	1.4%

VP Balanced’s Top Five Stock Industries as of December 31, 2009
	% of equity portfolio	% of S&P 500 Index
Oil, Gas & Consumable Fuels	8.6%	9.7%
Pharmaceuticals	6.5%	6.5%
Computers & Peripherals	4.2%	4.2%
IT Services	4.0%	3.3%
Health Care Providers & Services	3.8%	2.2%

Key Fixed-Income Portfolio Statistics
	As of 12/31/09	As of 6/30/09
Weighted Average Life	6.4 years	6.3 years
Average Duration (effective)	4.4 years	4.0 years

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Common Stocks	59.5%	61.0%
Mortgage- & Asset-Backed Securities	14.2%	15.5%
U.S. Treasury Securities	11.5%	6.7%
Corporate Bonds	9.9%	8.7%
U.S. Government Agency Securities and Equivalents	3.0%	0.6%
Other Securities	0.9%	1.4%
Temporary Cash Investments	0.6%	5.5%
Other Assets and Liabilities	0.4%	0.6%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09 – 12/31/09	Expense Ratio*
Actual	$1,000	$1,138.20	$4.85	0.90%
Hypothetical	$1,000	$1,020.67	$4.58	0.90%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

VP Balanced

DECEMBER 31, 2009
	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 59.5%			Fortress Investment
			Group LLC, Class A(1)	30,816	$ 137,131
AEROSPACE & DEFENSE — 0.9%			Goldman Sachs Group,
Goodrich Corp.	3,787	$ 243,315	Inc. (The)	5,398	911,398
L-3 Communications			Morgan Stanley	18,728	554,349
Holdings, Inc.	1,958	170,248	TD Ameritrade Holding Corp.(1)	6,681	129,478
Northrop Grumman Corp.	2,933	163,808			2,729,585
Raytheon Co.	10,923	562,753	CHEMICALS — 1.0%
		1,140,124	CF Industries Holdings, Inc.	3,384	307,200
AIR FREIGHT & LOGISTICS — 0.6%			Eastman Chemical Co.	1,494	89,999
C.H. Robinson Worldwide, Inc.	1,459	85,687	Huntsman Corp.	27,112	306,094
FedEx Corp.	2,347	195,857	OM Group, Inc.(1)	2,608	81,865
United Parcel Service, Inc.,
Class B	7,921	454,428	Terra Industries, Inc.	7,462	240,202
		735,972	Valspar Corp.	3,675	99,739
AIRLINES — 0.1%			W.R. Grace & Co.(1)	1,892	47,962
Copa Holdings SA, Class A	344	18,738			1,173,061
Southwest Airlines Co.	6,254	71,483	COMMERCIAL BANKS — 1.4%
		90,221	Bank of Montreal	1,503	79,779
AUTO COMPONENTS — 0.8%			Canadian Imperial
Gentex Corp.	12,489	222,929	Bank of Commerce	112	7,237
TRW Automotive			Toronto-Dominion Bank (The)	8,672	543,908
Holdings Corp.(1)	17,119	408,802	U.S. Bancorp.	4,348	97,874
WABCO Holdings, Inc.	12,012	309,789	Valley National Bancorp.	911	12,872
		941,520	Wells Fargo & Co.	37,528	1,012,881
BEVERAGES — 1.0%					1,754,551
Coca-Cola Co. (The)	14,628	833,796	COMMERCIAL SERVICES & SUPPLIES(2)
Coca-Cola Enterprises, Inc.	18,606	394,447	Waste Management, Inc.	564	19,069
PepsiCo, Inc.	953	57,943	COMMUNICATIONS EQUIPMENT — 2.1%
		1,286,186	Ciena Corp.(1)	5,495	59,566
BIOTECHNOLOGY — 1.3%			Cisco Systems, Inc.(1)	49,898	1,194,558
Amgen, Inc.(1)	17,742	1,003,665	CommScope, Inc.(1)	2,716	72,055
Biogen Idec, Inc.(1)	1,625	86,937	Harris Corp.	1,645	78,220
Celgene Corp.(1)	3,142	174,946	Palm, Inc.(1)	4,022	40,381
Gilead Sciences, Inc.(1)	9,077	392,853	Plantronics, Inc.	2,941	76,407
		1,658,401	Polycom, Inc.(1)	2,075	51,813
BUILDING PRODUCTS — 0.1%			QUALCOMM, Inc.	17,275	799,141
Masco Corp.	9,636	133,073	Research In Motion Ltd.(1)	1,827	123,396
CAPITAL MARKETS — 2.2%			Tellabs, Inc.(1)	8,398	47,701
Bank of New York					2,543,238
Mellon Corp. (The)	12,930	361,652	COMPUTERS & PERIPHERALS — 2.5%
BlackRock, Inc.	1,162	269,817	Apple, Inc.(1)	7,851	1,655,462
Blackstone Group LP (The)	15,633	205,105	EMC Corp.(1)	8,526	148,949
Federated Investors, Inc.,			Hewlett-Packard Co.	8,022	413,213
Class B	5,842	160,655

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
NCR Corp.(1)	6,256	$ 69,629	ENERGY EQUIPMENT & SERVICES — 1.0%
SanDisk Corp.(1)	5,019	145,501	ENSCO International plc ADR	3,374	$ 134,758
Seagate Technology	19,193	349,121	Halliburton Co.	9,246	278,212
Western Digital Corp.(1)	6,663	294,171	Helix Energy Solutions
			Group, Inc.(1)	87	1,022
		3,076,046
CONSTRUCTION & ENGINEERING — 0.5%			National Oilwell Varco, Inc.	6,657	293,507
EMCOR Group, Inc.(1)	7,254	195,133	Noble Corp.	471	19,170
			Oil States International, Inc.(1)	3,880	152,445
Fluor Corp.	5,797	261,097
Shaw Group, Inc. (The)(1)	1,584	45,540	Schlumberger Ltd.	4,078	265,437
			Transocean Ltd.(1)	1,405	116,334
URS Corp.(1)	1,776	79,067
		580,837			1,260,885
			FOOD & STAPLES RETAILING — 1.1%
CONSUMER FINANCE(2)
			SUPERVALU, INC.	6,860	87,191
Discover Financial Services	1,567	23,051
			SYSCO Corp.	20,963	585,706
CONTAINERS & PACKAGING — 0.4%
			Wal-Mart Stores, Inc.	12,192	651,662
Pactiv Corp.(1)	11,106	268,099
					1,324,559
Rock-Tenn Co., Class A	3,324	167,563	FOOD PRODUCTS — 1.1%
Silgan Holdings, Inc.	347	20,084	Archer-Daniels-Midland Co.	10,369	324,653
Sonoco Products Co.	1,220	35,685	ConAgra Foods, Inc.	16,491	380,118
		491,431	Dean Foods Co.(1)	3,173	57,241
DIVERSIFIED FINANCIAL SERVICES — 2.1%
			Fresh Del Monte
Bank of America Corp.	67,213	1,012,228	Produce, Inc.(1)	669	14,785
Citigroup, Inc.	52,142	172,590	General Mills, Inc.	119	8,426
JPMorgan Chase & Co.	35,019	1,459,241	Hershey Co. (The)	466	16,678
		2,644,059	J.M. Smucker Co. (The)	4,918	303,686
DIVERSIFIED TELECOMMUNICATION			Kraft Foods, Inc., Class A	6,782	184,335
SERVICES — 1.5%
			Lancaster Colony Corp.	998	49,601
AT&T, Inc.	48,913	1,371,031
					1,339,523
Verizon Communications, Inc.	15,836	524,647
			GAS UTILITIES — 0.1%
		1,895,678
			New Jersey Resources Corp.	951	35,567
ELECTRIC UTILITIES — 0.6%
			UGI Corp.	1,206	29,173
Entergy Corp.	3,995	326,951
					64,740
Exelon Corp.	1,764	86,207
			HEALTH CARE EQUIPMENT & SUPPLIES — 0.9%
FPL Group, Inc.	6,186	326,744
			Becton, Dickinson & Co.	1,326	104,568
		739,902
			C.R. Bard, Inc.	6,546	509,933
ELECTRICAL EQUIPMENT — 0.2%
			Gen-Probe, Inc.(1)	84	3,604
Cooper Industries plc, Class A	2,036	86,815
			Hospira, Inc.(1)	632	32,232
GrafTech International Ltd.(1)	11,271	175,264
			Intuitive Surgical, Inc.(1)	149	45,195
		262,079
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Medtronic, Inc.	4,244	186,651
COMPONENTS — 0.5%			St. Jude Medical, Inc.(1)	2,595	95,444
Arrow Electronics, Inc.(1)	6,478	191,814	STERIS Corp.	5,552	155,290
Celestica, Inc.(1)	22,787	215,109			1,132,917
Molex, Inc.	2,191	47,216	HEALTH CARE PROVIDERS & SERVICES — 2.3%
Tech Data Corp.(1)	2,283	106,525	Cardinal Health, Inc.	15,957	514,454
		560,664	Coventry Health Care, Inc.(1)	10,685	259,539

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
HealthSouth Corp.(1)	1,921	$ 36,057	Chubb Corp. (The)	4,462	$ 219,441
Henry Schein, Inc.(1)	82	4,313	CNA Financial Corp.(1)	6,471	155,304
Humana, Inc.(1)	13,750	603,488	Endurance Specialty
Magellan Health			Holdings Ltd.	5,292	197,021
Services, Inc.(1)	2,229	90,787	MetLife, Inc.	4,658	164,661
Medco Health Solutions, Inc.(1)	6,008	383,971	Prudential Financial, Inc.	12,187	606,425
UnitedHealth Group, Inc.	11,365	346,405	Travelers Cos., Inc. (The)	3,171	158,106
WellCare Health Plans, Inc.(1)	6,062	222,839			2,519,289
WellPoint, Inc.(1)	6,201	361,456	INTERNET & CATALOG RETAIL — 0.4%
		2,823,309	Amazon.com, Inc.(1)	2,058	276,842
HOTELS, RESTAURANTS & LEISURE — 0.7%			Netflix, Inc.(1)	4,063	224,034
McDonald’s Corp.	6,749	421,408			500,876
Panera Bread Co., Class A(1)	4,185	280,269	INTERNET SOFTWARE & SERVICES — 1.2%
WMS Industries, Inc.(1)	2,600	104,000	AOL, Inc.(1)	2,385	55,523
		805,677	Google, Inc., Class A(1)	2,160	1,339,157
HOUSEHOLD DURABLES — 0.6%			Sohu.com, Inc.(1)	1,006	57,624
Harman International			VeriSign, Inc.(1)	2,544	61,666
Industries, Inc.	6,849	241,633			1,513,970
NVR, Inc.(1)	690	490,390	IT SERVICES — 2.4%
		732,023	Affiliated Computer
HOUSEHOLD PRODUCTS — 1.5%			Services, Inc., Class A(1)	2,008	119,857
Clorox Co.	1,573	95,953	Convergys Corp.(1)	15,500	166,625
Colgate-Palmolive Co.	1,877	154,196	Global Payments, Inc.	3,159	170,144
Kimberly-Clark Corp.	5,800	369,518	International Business
Procter & Gamble Co. (The)	20,915	1,268,076	Machines Corp.	14,014	1,834,433
		1,887,743	NeuStar, Inc., Class A(1)	2,279	52,508
INDEPENDENT POWER PRODUCERS &			SAIC, Inc.(1)	4,128	78,184
ENERGY TRADERS — 0.9%			Visa, Inc., Class A	856	74,866
Constellation Energy			Western Union Co. (The)	21,592	407,009
Group, Inc.	17,679	621,771			2,903,626
Mirant Corp.(1)	20,383	311,248	LEISURE EQUIPMENT & PRODUCTS — 0.1%
NRG Energy, Inc.(1)	9,518	224,720	Polaris Industries, Inc.	3,842	167,626
		1,157,739	LIFE SCIENCES TOOLS & SERVICES — 0.4%
INDUSTRIAL CONGLOMERATES — 1.0%			Bruker Corp.(1)	17,777	214,390
3M Co.	5,745	474,939	Millipore Corp.(1)	4,419	319,715
Carlisle Cos., Inc.	4,772	163,489			534,105
General Electric Co.	39,578	598,815	MACHINERY — 1.1%
		1,237,243	AGCO Corp.(1)	4,450	143,913
INSURANCE — 2.0%			Caterpillar, Inc.	2,173	123,839
ACE Ltd.(1)	2,394	120,658	Cummins, Inc.	4,280	196,281
Allied World Assurance Co.			Dover Corp.	1,086	45,189
Holdings Ltd.	4,444	204,735
			Graco, Inc.	6,385	182,419
American Financial
Group, Inc.	12,780	318,861	Joy Global, Inc.	3,364	173,549
Aspen Insurance Holdings Ltd.	3,005	76,477	Kennametal, Inc.	3,137	81,311
Berkshire Hathaway, Inc.,			Lincoln Electric Holdings, Inc.	3,070	164,122
Class A(1)	3	297,600

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Navistar International Corp.(1)	2,186	$ 84,489	Tesoro Corp.	2,047	$ 27,737
Timken Co.	5,932	140,648	World Fuel Services Corp.	9,008	241,324
		1,335,760			6,283,834
MEDIA — 1.4%			PAPER & FOREST PRODUCTS(2)
CBS Corp., Class B	278	3,906	International Paper Co.	2,251	60,282
Comcast Corp., Class A	40,712	686,404	PERSONAL PRODUCTS — 0.2%
Marvel Entertainment, Inc.(1)	3,279	177,328	Mead Johnson Nutrition Co.,
Scripps Networks			Class A	4,491	196,257
Interactive, Inc., Class A	3,519	146,039	PHARMACEUTICALS — 3.9%
Time Warner, Inc.	25,127	732,201	Abbott Laboratories	10,546	569,378
		1,745,878	Eli Lilly & Co.	21,884	781,478
METALS & MINING — 0.6%			Endo Pharmaceuticals
Cliffs Natural Resources, Inc.	3,098	142,787	Holdings, Inc.(1)	4,822	98,899
Freeport-McMoRan			Forest Laboratories, Inc.(1)	8,096	259,963
Copper & Gold, Inc.(1)	2,082	167,164	Johnson & Johnson	28,200	1,816,362
Reliance Steel &			King Pharmaceuticals, Inc.(1)	10,806	132,590
Aluminum Co.	4,127	178,369	Merck & Co., Inc.	2,905	106,149
Schnitzer Steel Industries,			Pfizer, Inc.	41,078	747,209
Inc., Class A	2,670	127,359
			Valeant Pharmaceuticals
Worthington Industries, Inc.	6,708	87,673	International(1)	7,245	230,318
		703,352			4,742,346
MULTILINE RETAIL — 0.5%			PROFESSIONAL SERVICES — 0.1%
Big Lots, Inc.(1)	10,709	310,347	Manpower, Inc.	2,195	119,803
Dollar Tree, Inc.(1)	2,633	127,174	Watson Wyatt Worldwide, Inc.,
Family Dollar Stores, Inc.	4,170	116,051	Class A	1,216	57,784
Sears Holdings Corp.(1)	265	22,114			177,587
		575,686	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
MULTI-INDUSTRY — 0.7%			Host Hotels & Resorts, Inc.(1)	4,597	53,647
Financial Select Sector			Public Storage	425	34,616
SPDR Fund	58,577	842,923	Simon Property Group, Inc.	1,083	86,424
MULTI-UTILITIES — 1.0%			SPDR Dow Jones REIT Fund	12,449	612,615
DTE Energy Co.	8,325	362,887			787,302
Integrys Energy Group, Inc.	6,876	288,723	ROAD & RAIL — 0.7%
Public Service			Burlington Northern
Enterprise Group, Inc.	18,721	622,473	Santa Fe Corp.	2,085	205,622
		1,274,083	CSX Corp.	3,173	153,859
OIL, GAS & CONSUMABLE FUELS — 5.1%			Norfolk Southern Corp.	2,821	147,877
Anadarko Petroleum Corp.	4,341	270,965	Union Pacific Corp.	4,591	293,365
Apache Corp.	3,838	395,966			800,723
Chevron Corp.	12,322	948,671	SEMICONDUCTORS & SEMICONDUCTOR
ConocoPhillips	11,866	605,997	EQUIPMENT — 1.8%
Exxon Mobil Corp.	38,532	2,627,497	Applied Materials, Inc.	13,886	193,571
Frontier Oil Corp.	5,225	62,909	Broadcom Corp., Class A(1)	5,567	175,082
McMoRan Exploration Co.(1)	7,656	61,401	Cypress Semiconductor
Murphy Oil Corp.	4,902	265,688	Corp.(1)	7,122	75,208
Occidental Petroleum Corp.	6,399	520,559	Intel Corp.	32,537	663,755
Peabody Energy Corp.	5,643	255,120	LSI Corp.(1)	21,243	127,670

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Marvell Technology			FHLMC, 5.50%, 12/1/33(4)	$ 553,299	$ 582,318
Group Ltd.(1)	2,378	$ 49,344
			FHLMC, 5.50%, 1/1/38(4)	287,182	301,436
ON Semiconductor Corp.(1)	9,461	83,351	FHLMC, 6.00%, 8/1/38	255,892	271,631
Skyworks Solutions, Inc.(1)	24,535	348,152	FHLMC, 6.50%, 7/1/47(4)	48,874	52,112
Tessera Technologies, Inc.(1)	2,413	56,151	FNMA, 6.50%, 11/1/11(4)	3,500	3,655
Texas Instruments, Inc.	16,354	426,185	FNMA, 6.00%, 4/1/13(4)	3,621	3,886
Xilinx, Inc.	3,048	76,383	FNMA, 6.00%, 4/1/13(4)	6,637	7,122
		2,274,852	FNMA, 6.00%, 5/1/13(4)	955	1,025
SOFTWARE — 2.3%
			FNMA, 6.50%, 6/1/13(4)	982	1,057
Adobe Systems, Inc.(1)	3,687	135,608
			FNMA, 6.50%, 6/1/13(4)	13,418	14,448
Microsoft Corp.	58,368	1,779,640
			FNMA, 6.00%, 7/1/13(4)	4,425	4,748
Oracle Corp.	12,546	307,879
			FNMA, 6.00%, 1/1/14(4)	47,273	50,729
Quest Software, Inc.(1)	2,449	45,061
			FNMA, 4.50%, 5/1/19(4)	540,268	561,940
Sybase, Inc.(1)	8,487	368,336
			FNMA, 6.50%, 1/1/28(4)	6,633	7,173
Symantec Corp.(1)	6,372	113,995
			FNMA, 7.00%, 1/1/28(4)	17,105	18,976
Synopsys, Inc.(1)	2,763	61,560
			FNMA, 6.50%, 1/1/29(4)	37,085	40,197
		2,812,079
			FNMA, 7.50%, 7/1/29(4)	53,078	59,900
SPECIALTY RETAIL — 0.9%
			FNMA, 7.50%, 9/1/30(4)	15,271	17,233
AutoZone, Inc.(1)	284	44,892
Gap, Inc. (The)	17,434	365,242	FNMA, 6.50%, 1/1/32(4)	45,584	49,295
RadioShack Corp.	2,517	49,082	FNMA, 5.50%, 6/1/33(4)	364,753	383,427
Ross Stores, Inc.	11,318	483,392	FNMA, 5.50%, 8/1/33(4)	317,699	333,965
Sherwin-Williams Co. (The)	2,228	137,356	FNMA, 5.00%, 11/1/33(4)	1,387,046	1,429,380
		1,079,964	FNMA, 5.50%, 1/1/34(4)	589,064	620,750
TEXTILES, APPAREL & LUXURY GOODS — 0.3%			FNMA, 4.50%, 9/1/35(4)	1,067,073	1,070,519
Jones Apparel Group, Inc.	1,748	28,073	FNMA, 5.00%, 2/1/36(4)	1,380,742	1,419,863
Liz Claiborne, Inc.(1)	12,344	69,497	FNMA, 5.50%, 1/1/37	2,549,927	2,678,885
Polo Ralph Lauren Corp.	3,044	246,503	FNMA, 5.50%, 2/1/37(4)	393,397	412,616
		344,073	FNMA, 6.00%, 7/1/37	1,885,443	2,000,338
TOBACCO — 0.8%			FNMA, 6.50%, 8/1/37(4)	843,649	900,332
Altria Group, Inc.	3,445	67,625	FNMA, 6.50%, 6/1/47(4)	36,269	38,672
Philip Morris International, Inc.	17,798	857,686	FNMA, 6.50%, 8/1/47(4)	85,345	90,999
		925,311	FNMA, 6.50%, 8/1/47(4)	115,051	122,673
TOTAL COMMON STOCKS			FNMA, 6.50%, 9/1/47(4)	14,321	15,269
(Cost $60,305,336)		73,346,890
			FNMA, 6.50%, 9/1/47(4)	99,603	106,202
U.S. Government Agency			FNMA, 6.50%, 9/1/47(4)	101,073	107,770
Mortgage-Backed Securities(3) — 12.6%
			FNMA, 6.50%, 9/1/47(4)	122,875	131,016
FHLMC, 7.00%, 11/1/13(4)	$ 33,098	35,321	FNMA, 6.50%, 9/1/47(4)	188,245	200,717
FHLMC, 6.50%, 6/1/16(4)	62,542	67,573	GNMA, 7.00%, 4/20/26(4)	41,650	46,130
FHLMC, 6.50%, 6/1/16(4)	62,958	67,769	GNMA, 7.50%, 8/15/26(4)	24,419	27,469
FHLMC, 4.50%, 1/1/19(4)	546,287	569,055	GNMA, 7.00%, 2/15/28(4)	10,911	12,143
FHLMC, 6.50%, 1/1/28(4)	19,261	20,850	GNMA, 7.50%, 2/15/28(4)	18,646	20,995
FHLMC, 6.50%, 6/1/29(4)	13,313	14,413	GNMA, 6.50%, 5/15/28(4)	3,135	3,387
FHLMC, 8.00%, 7/1/30(4)	16,423	18,823	GNMA, 6.50%, 5/15/28(4)	3,206	3,463

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
GNMA, 7.00%, 12/15/28(4)	$ 14,980	$ 16,672	BEVERAGES — 0.3%
GNMA, 7.00%, 5/15/31(4)	81,461	90,729	Anheuser-Busch InBev
GNMA, 5.50%, 11/15/32(4)	360,931	381,024	Worldwide, Inc., 3.00%,
			10/15/12(4)(5)	$ 80,000	$ 80,428
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES			Anheuser-Busch InBev
(Cost $14,829,867)		15,508,090	Worldwide, Inc., 6.875%,
			11/15/19(5)	70,000	78,289
U.S. Treasury Securities — 11.5%			Dr Pepper Snapple Group,
U.S. Treasury Bonds,			Inc., 6.82%, 5/1/18(4)	70,000	78,654
5.25%, 2/15/29(4)	500,000	541,876	SABMiller plc, 6.20%,
U.S. Treasury Bonds,			7/1/11(4)(5)	70,000	74,108
6.25%, 5/15/30(4)	190,000	232,156			311,479
U.S. Treasury Bonds,			CAPITAL MARKETS — 0.7%
4.75%, 2/15/37(4)	297,000	303,590	Bank of New York Mellon
U.S. Treasury Inflation			Corp. (The), 4.30%, 5/15/14	70,000	73,746
Indexed Notes, 1.625%,			Credit Suisse (New York),
1/15/15(4)	1,132,140	1,178,841	5.00%, 5/15/13(4)	110,000	117,399
U.S. Treasury Notes,			Goldman Sachs Group, Inc.
0.875%, 4/30/11(4)	2,500,000	2,504,102	(The), 6.00%, 5/1/14(4)	40,000	43,792
U.S. Treasury Notes,			Goldman Sachs Group, Inc.
1.875%, 6/15/12(4)	1,000,000	1,011,251	(The), 7.50%, 2/15/19(4)	170,000	198,523
U.S. Treasury Notes,			Jefferies Group, Inc., 8.50%,
1.375%, 10/15/12(4)	4,500,000	4,476,096	7/15/19(4)	30,000	32,848
U.S. Treasury Notes,			Morgan Stanley, 4.20%,
2.375%, 8/31/14(4)	4,000,000	3,971,876	11/20/14(4)	100,000	100,179
TOTAL U.S. TREASURY SECURITIES			Morgan Stanley, 6.625%,
(Cost $14,198,323)		14,219,788	4/1/18(4)	100,000	108,290

Corporate Bonds — 9.9%			Morgan Stanley, 5.625%,
			9/23/19(4)	100,000	100,918
AEROSPACE & DEFENSE — 0.4%
			UBS AG (Stamford Branch),
BAE Systems Holdings, Inc.,			5.75%, 4/25/18(4)	40,000	40,787
6.375%, 6/1/19(4)(5)	30,000	32,328
Honeywell International, Inc.,					816,482
5.30%, 3/15/17(4)	57,000	60,193	CHEMICALS — 0.1%
Honeywell International, Inc.,			Dow Chemical Co. (The),
5.30%, 3/1/18(4)	70,000	73,953	8.55%, 5/15/19(4)	40,000	47,806
L-3 Communications Corp.,			Rohm & Haas Co., 5.60%,
5.875%, 1/15/15(4)	50,000	50,188	3/15/13(4)	70,000	73,934
L-3 Communications Corp.,					121,740
5.20%, 10/15/19(4)(5)	30,000	29,730	COMMERCIAL BANKS — 0.2%
Lockheed Martin Corp.,			BB&T Corp., 5.70%,
6.15%, 9/1/36(4)	42,000	44,600	4/30/14(4)	40,000	43,339
Lockheed Martin Corp.,			PNC Bank N.A., 6.00%,
5.50%, 11/15/39(4)	70,000	68,836	12/7/17(4)	80,000	81,338
United Technologies Corp.,			Wachovia Bank N.A., 4.80%,
6.05%, 6/1/36(4)	134,000	142,928	11/1/14(4)	110,000	112,571
		502,756	Wachovia Bank N.A., 4.875%,
AUTOMOBILES — 0.1%			2/1/15(4)	32,000	32,718
Daimler Finance N.A. LLC,			Westpac Banking Corp.,
5.875%, 3/15/11(4)	70,000	73,211	4.875%, 11/19/19(4)	30,000	29,667
					299,633

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 0.2%			DIVERSIFIED TELECOMMUNICATION
Allied Waste North America,			SERVICES — 0.9%
Inc., 6.375%, 4/15/11(4)	$ 50,000	$ 52,213	Alltel Corp., 7.875%, 7/1/32(4)	$ 30,000	$ 35,779
Corrections Corp. of America,			AT&T, Inc., 6.80%, 5/15/36(4)	110,000	117,519
6.25%, 3/15/13(4)	70,000	70,700
			AT&T, Inc., 6.55%, 2/15/39(4)	120,000	126,861
Republic Services, Inc.,			Cellco Partnership/Verizon
5.50%, 9/15/19(4)(5)	40,000	40,694
			Wireless Capital LLC, 8.50%,
Waste Management, Inc.,			11/15/18(4)	150,000	186,361
7.375%, 3/11/19(4)	60,000	69,353
			CenturyTel, Inc., 7.60%,
Waste Management, Inc.,			9/15/39(4)	30,000	30,837
6.125%, 11/30/39(4)	30,000	29,915
			Embarq Corp., 7.08%,
		262,875	6/1/16(4)	65,000	71,891
COMMUNICATIONS EQUIPMENT — 0.1%			Koninklijke KPN NV, 8.375%,
Cisco Systems, Inc., 5.90%,			10/1/30(4)	20,000	25,128
2/15/39(4)	60,000	60,877	Qwest Corp., 7.875%,
CONSUMER FINANCE — 0.2%			9/1/11(4)	30,000	31,575
General Electric Capital Corp.,			Qwest Corp., 7.50%,
3.75%, 11/14/14(4)	50,000	49,968	10/1/14(4)	60,000	62,625
General Electric Capital Corp.,			Sprint Capital Corp., 7.625%,
4.375%, 9/21/15(4)	50,000	50,685	1/30/11(4)	50,000	51,437
General Electric Capital Corp.,			Telecom Italia Capital SA,
5.625%, 9/15/17(4)	140,000	144,456	6.18%, 6/18/14(4)	90,000	97,645
SLM Corp., 5.375%,			Telefonica Emisiones SAU,
1/15/13(4)	30,000	28,319	5.88%, 7/15/19(4)	100,000	107,380
		273,428	Telefonica Emisiones SAU,
			7.05%, 6/20/36(4)	80,000	91,645
CONTAINERS & PACKAGING(2)
Ball Corp., 7.125%, 9/1/16(4)	40,000	41,200	Verizon Communications, Inc.,
			6.40%, 2/15/38(4)	20,000	20,978
DIVERSIFIED FINANCIAL SERVICES — 0.6%					1,057,661
Bank of America Corp.,			ELECTRIC UTILITIES — 0.3%
6.50%, 8/1/16(4)	30,000	32,303
Bank of America Corp.,			Carolina Power & Light Co.,
			5.15%, 4/1/15(4)	37,000	39,863
7.625%, 6/1/19(4)	40,000	46,354
Bank of America N.A.,			Cleveland Electric
5.30%, 3/15/17(4)	124,000	121,710	Illuminating Co. (The),
			5.70%, 4/1/17(4)	18,000	18,353
Citigroup, Inc., 5.50%,			Duke Energy Corp., 3.95%,
4/11/13(4)	130,000	134,880
			9/15/14(4)	40,000	40,567
Citigroup, Inc., 5.50%,			Exelon Generation Co. LLC,
10/15/14(4)	20,000	20,272
			5.20%, 10/1/19(4)	40,000	40,094
Citigroup, Inc., 6.125%,			FirstEnergy Solutions Corp.,
5/15/18(4)	90,000	90,633
			6.05%, 8/15/21(4)	80,000	80,872
Citigroup, Inc., 8.50%,			Florida Power Corp., 6.35%,
5/22/19(4)	30,000	34,700
			9/15/37(4)	70,000	76,126
JPMorgan Chase & Co.,			Southern California Edison
4.65%, 6/1/14(4)	90,000	94,904
			Co., 5.625%, 2/1/36(4)	22,000	22,176
JPMorgan Chase & Co.,			Toledo Edison Co. (The),
6.00%, 1/15/18(4)	180,000	193,809
			6.15%, 5/15/37(4)	60,000	59,476
		769,565			377,527

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
ELECTRICAL EQUIPMENT(2)			Quest Diagnostics, Inc.,
Roper Industries, Inc.,			4.75%, 1/30/20(4)	$ 30,000	$ 29,371
6.25%, 9/1/19(4)	$ 20,000	$ 20,859			159,874
ELECTRONIC EQUIPMENT, INSTRUMENTS &			HOTELS, RESTAURANTS & LEISURE — 0.2%
COMPONENTS — 0.1%			McDonald’s Corp., 5.35%,
Amphenol Corp., 4.75%,			3/1/18(4)	50,000	53,700
11/15/14(4)	30,000	30,043	McDonald’s Corp., 6.30%,
Corning, Inc., 6.625%,			10/15/37(4)	70,000	76,176
5/15/19(4)	70,000	76,417	Yum! Brands, Inc., 5.30%,
Jabil Circuit, Inc., 7.75%,			9/15/19(4)	80,000	80,503
7/15/16(4)	70,000	73,850	Yum! Brands, Inc., 6.875%,
		180,310	11/15/37(4)	70,000	75,879
ENERGY EQUIPMENT & SERVICES — 0.1%					286,258
Pride International, Inc.,			HOUSEHOLD DURABLES(2)
8.50%, 6/15/19(4)	30,000	34,800	Toll Brothers Finance Corp.,
Weatherford International			6.75%, 11/1/19(4)	30,000	29,434
Ltd., 9.625%, 3/1/19(4)	70,000	87,409	HOUSEHOLD PRODUCTS — 0.1%
		122,209	Kimberly-Clark Corp.,
FOOD & STAPLES RETAILING — 0.4%			6.125%, 8/1/17(4)	70,000	77,719
CVS Caremark Corp., 6.60%,			INDUSTRIAL CONGLOMERATES — 0.1%
3/15/19(4)	100,000	109,619	General Electric Co., 5.00%,
SYSCO Corp., 4.20%,			2/1/13(4)	92,000	97,401
2/12/13(4)	30,000	31,407	General Electric Co., 5.25%,
Wal-Mart Stores, Inc.,			12/6/17(4)	70,000	71,646
5.875%, 4/5/27(4)	138,000	145,045			169,047
Wal-Mart Stores, Inc.,			INSURANCE — 0.3%
6.50%, 8/15/37(4)	80,000	91,350
			Allstate Corp. (The), 7.45%,
Wal-Mart Stores, Inc.,			5/16/19	40,000	46,554
6.20%, 4/15/38(4)	60,000	66,399
			Lincoln National Corp.,
		443,820	6.25%, 2/15/20(4)	30,000	29,619
FOOD PRODUCTS — 0.1%			MetLife Global Funding I,
General Mills, Inc., 5.65%,			5.125%, 4/10/13(4)(5)	50,000	53,009
9/10/12(4)	30,000	32,657	MetLife, Inc., 6.75%, 6/1/16(4)	60,000	67,279
Kellogg Co., 4.45%,			New York Life Global Funding,
5/30/16(4)	50,000	51,560	4.65%, 5/9/13(4)(5)	40,000	42,047
Kraft Foods, Inc., 6.00%,			Prudential Financial, Inc.,
2/11/13(4)	20,000	21,463	7.375%, 6/15/19(4)	30,000	33,693
		105,680	Prudential Financial, Inc.,
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%			5.40%, 6/13/35(4)	80,000	70,059
Baxter International, Inc.,			Travelers Cos., Inc. (The),
5.90%, 9/1/16(4)	40,000	44,129	5.90%, 6/2/19(4)	30,000	32,100
Baxter International, Inc.,					374,360
6.25%, 12/1/37(4)	70,000	76,749	MACHINERY — 0.1%
		120,878	Caterpillar Financial Services
HEALTH CARE PROVIDERS & SERVICES — 0.1%			Corp., 4.85%, 12/7/12(4)	70,000	75,324
Express Scripts, Inc., 5.25%,			Deere & Co., 5.375%,
6/15/12(4)	60,000	63,792	10/16/29(4)	60,000	60,067
Medco Health Solutions, Inc.,					135,391
7.25%, 8/15/13(4)	60,000	66,711

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
MEDIA — 0.7%			MULTILINE RETAIL(2)
British Sky Broadcasting			Macy’s Retail Holdings, Inc.,
Group plc, 9.50%,			5.35%, 3/15/12(4)	$ 52,000	$ 53,365
11/15/18(4)(5)	$ 70,000	$ 89,885	MULTI-UTILITIES — 0.6%
CBS Corp., 5.50%, 5/15/33(4)	30,000	25,204	CenterPoint Energy
Comcast Corp., 5.90%,			Resources Corp., 6.125%,
3/15/16(4)	44,000	47,446	11/1/17(4)	70,000	72,438
Comcast Corp., 6.40%,			CenterPoint Energy
5/15/38(4)	60,000	61,946	Resources Corp., 6.25%,
DirecTV Holdings LLC/			2/1/37(4)	100,000	97,250
DirecTV Financing Co., Inc.,			Dominion Resources, Inc.,
4.75%, 10/1/14(4)(5)	70,000	71,529	4.75%, 12/15/10(4)	76,000	78,248
DirecTV Holdings LLC/			NSTAR Electric Co., 5.625%,
DirecTV Financing Co., Inc.,			11/15/17(4)	50,000	53,624
6.375%, 6/15/15(4)	60,000	62,625	Pacific Gas & Electric Co.,
News America, Inc., 6.90%,			4.20%, 3/1/11(4)	120,000	123,866
8/15/39(4)(5)	50,000	54,724	Pacific Gas & Electric Co.,
Omnicom Group, Inc., 6.25%,			5.80%, 3/1/37(4)	48,000	48,815
7/15/19(4)	60,000	64,848	Pacific Gas & Electric Co.,
Time Warner Cable, Inc.,			6.35%, 2/15/38(4)	60,000	65,285
5.40%, 7/2/12(4)	60,000	64,143	PG&E Corp., 5.75%, 4/1/14(4)	50,000	53,945
Time Warner Cable, Inc.,			Sempra Energy, 8.90%,
6.75%, 7/1/18(4)	60,000	66,021	11/15/13(4)	50,000	58,155
Time Warner, Inc., 5.50%,			Sempra Energy, 6.50%,
11/15/11(4)	50,000	53,107	6/1/16(4)	30,000	32,578
Time Warner, Inc., 7.625%,			Sempra Energy, 6.00%,
4/15/31(4)	24,000	27,958	10/15/39(4)	20,000	19,817
Time Warner, Inc., 7.70%,					704,021
5/1/32(4)	40,000	47,108
			OFFICE ELECTRONICS(2)
Viacom, Inc., 5.625%,
9/15/19(4)	120,000	125,527	Xerox Corp., 5.65%,
			5/15/13(4)	20,000	20,855
		862,071
			Xerox Corp., 4.25%,
METALS & MINING — 0.4%			2/15/15(4)	20,000	19,883
ArcelorMittal, 6.125%,					40,738
6/1/18(4)	60,000	62,012
Barrick Gold Corp., 6.95%,			OIL, GAS & CONSUMABLE FUELS — 1.1%
4/1/19	50,000	56,395	Anadarko Petroleum Corp.,
			6.45%, 9/15/36(4)	70,000	73,343
Freeport-McMoRan Copper &
Gold, Inc., 8.375%, 4/1/17(4)	50,000	54,825	Cenovus Energy, Inc., 4.50%,
			9/15/14(4)(5)	40,000	41,333
Newmont Mining Corp.,
6.25%, 10/1/39(4)	60,000	60,274	ConocoPhillips, 6.50%,
			2/1/39(4)	90,000	100,230
Rio Tinto Finance USA Ltd.,
5.875%, 7/15/13(4)	80,000	86,392	El Paso Corp., 7.875%,
			6/15/12(4)	30,000	31,232
Teck Resources Ltd., 10.75%,
5/15/19(4)	30,000	36,000	Enbridge Energy Partners LP,
			6.50%, 4/15/18(4)	20,000	21,426
Vale Overseas Ltd., 5.625%,
9/15/19(4)	25,000	25,368	Enterprise Products
			Operating LLC, 6.30%,
Xstrata Finance Canada Ltd.,			9/15/17(4)	110,000	118,599
5.80%, 11/15/16(4)(5)	58,000	59,531
			EOG Resources, Inc., 5.625%,
		440,797	6/1/19(4)	40,000	42,571

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Hess Corp., 6.00%, 1/15/40(4)	$ 30,000	$ 29,810	Pfizer, Inc., 7.20%, 3/15/39(4)	$ 50,000	$ 61,305
Kerr-McGee Corp., 6.95%,			Watson Pharmaceuticals,
7/1/24(4)	50,000	54,275	Inc., 5.00%, 8/15/14(4)	120,000	122,643
Kinder Morgan Energy			Wyeth, 5.95%, 4/1/37(4)	77,000	80,569
Partners LP, 6.85%,					626,604
2/15/20(4)	60,000	66,680
			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Kinder Morgan Energy
Partners LP, 6.50%, 9/1/39(4)	40,000	40,445	ProLogis, 7.625%, 8/15/14(4)	20,000	20,935
Magellan Midstream Partners			ProLogis, 5.625%, 11/15/16(4)	140,000	129,195
LP, 6.55%, 7/15/19(4)	40,000	43,498	ProLogis, 7.375%, 10/30/19(4)	30,000	29,643
Nexen, Inc., 5.65%,					179,773
5/15/17(4)	40,000	41,662
			REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
Nexen, Inc., 6.40%,			AMB Property LP, 6.625%,
5/15/37(4)	140,000	141,508
			12/1/19(4)	20,000	19,652
Petrobras International			ROAD & RAIL — 0.1%
Finance Co., 5.75%,
1/20/20(4)	30,000	30,669	CSX Corp., 7.375%, 2/1/19(4)	40,000	45,774
Plains All American Pipeline			Union Pacific Corp., 5.75%,
LP/PAA Finance Corp.,			11/15/17(4)	100,000	105,677
8.75%, 5/1/19(4)	60,000	70,863			151,451
Shell International Finance			SOFTWARE — 0.1%
BV, 6.375%, 12/15/38(4)	60,000	67,880
			Intuit, Inc., 5.75%, 3/15/17(4)	75,000	77,796
Talisman Energy, Inc., 7.75%,			SPECIALTY RETAIL — 0.1%
6/1/19(4)	60,000	70,586
			Home Depot, Inc. (The),
XTO Energy, Inc., 5.30%,			5.875%, 12/16/36(4)	20,000	19,369
6/30/15(4)	101,000	110,746
			Staples, Inc., 9.75%,
XTO Energy, Inc., 6.50%,			1/15/14(4)	70,000	85,365
12/15/18(4)	40,000	45,787
XTO Energy, Inc., 6.10%,					104,734
4/1/36(4)	80,000	86,675	TOBACCO — 0.1%
		1,329,818	Altria Group, Inc., 9.25%,
			8/6/19(4)	50,000	61,033
PAPER & FOREST PRODUCTS — 0.1%
International Paper Co.,			WIRELESS TELECOMMUNICATION SERVICES — 0.2%
9.375%, 5/15/19(4)	70,000	86,183	America Movil SAB de CV,
			5.00%, 10/16/19(4)(5)	100,000	97,964
International Paper Co.,
7.30%, 11/15/39(4)	40,000	42,568	Rogers Cable, Inc., 6.25%,
			6/15/13(4)	55,000	60,297
		128,751
			Rogers Communications, Inc.,
PERSONAL PRODUCTS(2)			6.80%, 8/15/18(4)	40,000	44,871
Mead Johnson Nutrition Co.,					203,132
3.50%, 11/1/14(4)(5)	30,000	29,691
			TOTAL CORPORATE BONDS
PHARMACEUTICALS — 0.5%			(Cost $11,576,295)		12,207,700
Abbott Laboratories, 5.875%,
5/15/16(4)	35,000	38,656	U.S. Government Agency Securities
Abbott Laboratories, 5.60%,			and Equivalents — 3.0%
11/30/17(4)	50,000	54,388	FIXED-RATE U.S. GOVERNMENT
AstraZeneca plc, 5.40%,			AGENCY SECURITIES — 2.2%
9/15/12(4)	85,000	92,909	FHLB, 1.625%, 11/21/12(4)	1,000,000	993,465
AstraZeneca plc, 5.90%,			FNMA, 0.875%, 1/12/12(4)	1,000,000	992,792
9/15/17(4)	110,000	122,420
			FNMA, 5.00%, 2/13/17(4)	600,000	652,278
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13(4)	50,000	53,714			2,638,535

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
GOVERNMENT-BACKED CORPORATE BONDS(6) — 0.8%			Credit Suisse Mortgage
Citigroup Funding, Inc.,			Capital Certificates, Series
1.875%, 11/15/12(4)	$ 500,000	$ 499,056	2007 TF2A, Class A1, VRN,
			0.41%, 1/15/10, resets
GMAC, Inc., 1.75%,			monthly off the 1-month
10/30/12(4)	500,000	497,085	LIBOR plus 0.18% with
		996,141	no caps(4)(5)	$ 198,761	$ 170,674
TOTAL U.S. GOVERNMENT AGENCY			Greenwich Capital
SECURITIES AND EQUIVALENTS			Commercial Funding Corp.,
(Cost $3,606,676)		3,634,676	Series 2006 FL4A, Class A1,
			VRN, 0.32%, 1/5/10, resets
Collateralized Mortgage			monthly off the 1-month
Obligations(3) — 0.8%			LIBOR plus 0.09% with
PRIVATE SPONSOR COLLATERALIZED			no caps(4)(5)	42,756	36,754
MORTGAGE OBLIGATIONS — 0.5%			LB-UBS Commercial
Banc of America Alternative			Mortgage Trust, Series
Loan Trust, Series 2007-2,			2005 C2, Class A2 SEQ,
Class 2A4, 5.75%, 6/25/37(4)	196,257	119,694	4.82%, 4/15/30(4)	361,721	362,285
Countrywide Home Loan			Merrill Lynch Floating Trust,
Mortgage Pass-Through Trust,			Series 2006-1, Class A1,
Series 2005-17, Class 1A11,			VRN, 0.30%, 1/15/10, resets
5.50%, 9/25/35(4)	148,245	136,796	monthly off the 1-month
			LIBOR plus 0.07% with
Countrywide Home Loan			no caps(4)(5)	177,230	160,225
Mortgage Pass-Through Trust,
Series 2007-16, Class A1,			Morgan Stanley Capital I,
6.50%, 10/25/37(4)	105,809	85,938	Series 2003-T11, Class A3
			SEQ, 4.85%, 6/13/41(4)	143,065	145,576
Credit Suisse First Boston
Mortgage Securities Corp.,			TOTAL COMMERCIAL
Series 2003 AR28, Class 2A1,			MORTGAGE-BACKED SECURITIES
VRN, 3.16%, 1/4/10(4)	307,324	281,287	(Cost $941,136)		893,031
MASTR Alternative Loans			Municipal Securities — 0.7%
Trust, Series 2003-8, Class			California GO, (Building
4A1, 7.00%, 12/25/33(4)	22,182	21,018
			Bonds), 7.30%, 10/1/39(4)	110,000	104,442
		644,733	Illinois GO, (Taxable Pension),
U.S. GOVERNMENT AGENCY COLLATERALIZED			5.10%, 6/1/33(4)	300,000	251,709
MORTGAGE OBLIGATIONS — 0.3%			Los Angeles Unified School
FHLMC, Series 2926, Class			District GO, (Building Bonds),
EW SEQ, 5.00%, 1/15/25(4)	350,000	364,008	5.76%, 7/1/29(4)	60,000	56,422
TOTAL COLLATERALIZED			Missouri Highways &
MORTGAGE OBLIGATIONS			Transportation Commission
(Cost $1,090,103)		1,008,741	Rev., (Building Bonds),
			5.45%, 5/1/33(4)	40,000	38,440
Commercial Mortgage-Backed
Securities(3) — 0.7%			New Jersey State Turnpike
			Auth. Rev., Series 2009 F,
Commercial Mortgage			(Building Bonds), 7.41%,
Pass-Through Certificates,			1/1/40(4)	50,000	56,578
Series 2005 F10A, Class A1,			New York State Dormitory
VRN, 0.33%, 1/15/10, resets			Auth. Rev., (Building Bonds),
monthly off the 1-month			5.63%, 3/15/39(4)	50,000	47,985
LIBOR plus 0.10% with			Texas GO, (Building Bonds),
no caps(4)(5)	17,639	17,517
			5.52%, 4/1/39(4)	90,000	88,162

VP Balanced

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
University of California Rev.,			Asset-Backed Securities(3) — 0.1%
(Building Bonds), 5.77%,
5/15/43(4)	$ 60,000	$ 58,863	CNH Equipment Trust, Series
Utah GO, Series 2009 D,			2007 C, Class A3A SEQ,
			5.21%, 12/15/11(4)	$ 76,454	$ 77,024
(Building Bonds), 4.55%,
7/1/24(4)	100,000	98,178	SLM Student Loan Trust,
TOTAL MUNICIPAL SECURITIES			Series 2006-5, Class A2,
(Cost $868,133)		800,779	VRN, 0.27%, 1/25/10, resets
			quarterly off the 3-month
Sovereign Governments &			LIBOR minus 0.01% with
			no caps(4)	11,928	11,925
Agencies — 0.2%			TOTAL ASSET-BACKED SECURITIES
BRAZIL — 0.1%			(Cost $88,382)		88,949
Brazilian Government
International Bond, 5.875%,			Temporary Cash Investments — 0.6%
1/15/19(4)	100,000	107,000	JPMorgan U.S. Treasury
CANADA(2)			Plus Money Market Fund
			Agency Shares(4)
Hydro Quebec, Series HY,			(Cost $717,423)	717,423	717,423
8.40%, 1/15/22(4)	44,000	56,388
			TOTAL INVESTMENT
MEXICO — 0.1%			SECURITIES — 99.6%
United Mexican States,			(Cost $108,496,544)		122,716,955
5.95%, 3/19/19(4)	120,000	127,500
			OTHER ASSETS AND
TOTAL SOVEREIGN			LIABILITIES — 0.4%		452,354
GOVERNMENTS & AGENCIES
(Cost $274,870)		290,888	TOTAL NET ASSETS — 100.0%		$123,169,309

Futures Contracts
			Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
7	U.S. Long Bond	March 2010	$807,625	$(33,938)

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
25	U.S. Treasury 2-Year Notes	March 2010	$5,406,641	$26,845

Swap Agreements
Notional Amount Description of Agreement			Premiums Paid (Received)	Value
CREDIT DEFAULT – BUY PROTECTION
	$750,000 Pay quarterly a fixed rate equal to 0.12%		—	$15,524
	multiplied by the notional amount and
	receive from Barclays Bank plc upon each
	default event of Pfizer, Inc., par value of the
	proportional notional amount of Pfizer, Inc.,
	4.65%, 3/1/18. Expires March 2017.

VP Balanced

Notes to Schedule of Investments
ADR = American Depositary Receipt
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
SPDR = Standard & Poor’s Depositary Receipts
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Non-income producing.
(2) Category is less than 0.05% of total net assets.
(3) Final maturity indicated, unless otherwise noted.
(4) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $6,230,000.
(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$1,260,460, which represented 1.0% of total net assets.
(6) The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or
December 31, 2012.

Industry and geographic classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2009
Assets
Investment securities, at value (cost of $108,496,544)	$122,716,955
Receivable for investments sold	231,520
Receivable for capital shares sold	48,399
Receivable for variation margin on futures contracts	4,688
Swap agreements, at value	15,524
Dividends and interest receivable	423,909
123,440,995

Liabilities
Payable for investments purchased	71,231
Payable for capital shares redeemed	102,478
Payable for variation margin on futures contracts	3,500
Accrued management fees	94,477
271,686

Net Assets	$123,169,309

Class I Capital Shares, $0.01 Par Value
Authorized	150,000,000
Shares Outstanding	21,419,950

Net Asset Value Per Share	$5.75

Net Assets Consist of:
Capital (par value and paid-in surplus)	$131,302,011
Undistributed net investment income	66,659
Accumulated net realized loss on investment transactions	(22,428,203)
Net unrealized appreciation on investments	14,228,842
$123,169,309

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,541)	$ 1,548,440
Interest	1,930,709
3,479,149

Expenses:
Management fees	1,037,553
Directors’ fees and expenses	4,381
Other expenses	118
1,042,052

Net investment income (loss)	2,437,097

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(11,223,675)
Futures contract transactions	(63,849)
Swap agreement transactions	(15,062)
(11,302,586)

Change in net unrealized appreciation (depreciation) on:
Investments	24,968,125
Futures contracts	(7,093)
Swap agreements	(17,497)
24,943,535

Net realized and unrealized gain (loss)	13,640,949

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 16,078,046

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 2,437,097	$ 3,748,622
Net realized gain (loss)	(11,302,586)	(10,523,153)
Change in net unrealized appreciation (depreciation)	24,943,535	(26,444,625)
Net increase (decrease) in net assets resulting from operations	16,078,046	(33,219,156)

Distributions to Shareholders
From net investment income	(6,127,918)	(4,014,533)
From net realized gains	—	(11,632,274)
Decrease in net assets from distributions	(6,127,918)	(15,646,807)

Capital Share Transactions
Proceeds from shares sold	13,220,809	14,544,897
Proceeds from reinvestment of distributions	6,127,918	15,646,807
Payments for shares redeemed	(26,862,000)	(43,182,345)
Net increase (decrease) in net assets from capital share transactions	(7,513,273)	(12,990,641)

Net increase (decrease) in net assets	2,436,855	(61,856,604)

Net Assets
Beginning of period	120,732,454	182,589,058
End of period	$123,169,309	$120,732,454

Undistributed net investment income	$66,659	$3,739,848

Transactions in Shares of the Fund
Sold	2,464,789	2,349,072
Issued in reinvestment of distributions	1,292,719	2,491,530
Redeemed	(5,190,040)	(6,892,082)
Net increase (decrease) in shares of the fund	(1,432,532)	(2,051,480)

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund’s assets in equity securities and the remaining assets in bonds and other fixed-income securities. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(19,398,764), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(2,914,155) and $(16,484,609) expire in 2016 and 2017, respectively.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 12, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.80% to 0.90%. The effective annual management fee for the fund for the year ended December 31, 2009 was 0.90%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2009, totaled $120,392,861, of which $63,732,403 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, totaled $128,206,783, of which $49,519,326 represented U.S. Treasury and Agency obligations.

As of December 31, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$111,533,076
Gross tax appreciation of investments	$13,006,792
Gross tax depreciation of investments	(1,822,913)
Net tax appreciation (depreciation) of investments	$11,183,879

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluation of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of December 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$73,346,890	—	—
U.S. Government Agency Mortgage-Backed Securities	—	$15,508,090	—
U.S. Treasury Securities	—	14,219,788	—
Corporate Bonds	—	12,207,700	—
U.S. Government Agency Securities and Equivalents	—	3,634,676	—
Collateralized Mortgage Obligations	—	1,008,741	—
Commercial Mortgage-Backed Securities	—	893,031	—
Municipal Securities	—	800,779	—
Sovereign Governments & Agencies	—	290,888	—
Asset-Backed Securities	—	88,949	—
Temporary Cash Investments	717,423	—	—
Total Value of Investment Securities	$74,064,313	$48,652,642	—

Other Financial Instruments
Futures Contracts	$(7,093)	—	—
Swap Agreements	—	$15,524	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$(7,093)	$15,524	—

5. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swaps enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments represent the fund’s volume during the period.

Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Credit Risk	Swap agreements	$15,524	Swap agreements	—
Interest Rate Risk	Receivable for variation margin	4,688	Payable for variation margin	$3,500
	on futures contracts		on futures contracts
		$20,212		$3,500

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations		Statement of Operations
Credit Risk	Net realized gain (loss) on	$(15,062)	Change in net unrealized	$(17,497)
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Equity Price Risk	Net realized gain (loss) on	(63,849)	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Interest Rate Risk	Net realized gain (loss) on	—	Change in net unrealized	(7,093)
	futures contract transactions		appreciation (depreciation) on
			futures contracts
		$(78,911)		$(24,590)

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2009, the fund did not utilize the program.

7. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

8. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2009.

For corporate taxpayers, the fund hereby designates $2,977,570, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2009 as qualified for the corporate dividends received deduction.

Financial Highlights

VP Balanced

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.28	$7.33	$7.53	$7.50	$7.28
Income From Investment Operations
Net Investment Income (Loss)	0.11(1)	0.15(1)	0.15(1)	0.16	0.14
Net Realized and Unrealized Gain (Loss)	0.64	(1.54)	0.19	0.51	0.21
Total From Investment Operations	0.75	(1.39)	0.34	0.67	0.35
Distributions
From Net Investment Income	(0.28)	(0.17)	(0.16)	(0.15)	(0.13)
From Net Realized Gains	—	(0.49)	(0.38)	(0.49)	—(2)
Total Distributions	(0.28)	(0.66)	(0.54)	(0.64)	(0.13)
Net Asset Value, End of Period	$5.75	$5.28	$7.33	$7.53	$7.50

Total Return(3)	15.48%	(20.33)%	4.94%	9.62%	4.93%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.89%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.11%	2.47%	2.08%	2.05%	1.86%
Portfolio Turnover Rate	108%	157%	161%	191%	191%
Net Assets, End of Period (in thousands)	$123,169	$120,732	$182,589	$197,802	$205,032
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Balanced Fund of American Century Variable Portfolios, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2010

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM) or American Century Global Investment Management, Inc. (ACGIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to
September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The blended index is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund’s assets invested in stocks. The remaining 40% of the index is represented by the Citigroup US Broad Investment-Grade Bond Index, which reflects the roughly 40% of the fund’s assets invested in fixed-income securities.

The Citigroup Agency Index is a market-capitalization-weighted index that includes U.S. government sponsored agencies with a remaining maturity of at least one year.

The Citigroup Credit Index includes US and non-US corporate securities and non-US sovereign and provincial securities.

The Citigroup Mortgage Index measures the mortgage component of the US BIG Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The Citigroup Treasury Index is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1002
CL-ANN-67558

Annual Report
December 31, 2009

American Century Variable Portfolios

VP Capital Appreciation Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Capital Appreciation

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22

Other Information

Management	23
Additional Information	26
Index Definitions	27

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

After a precipitous decline in 2008, the U.S. stock market posted a robust return in 2009, enjoying its best calendar-year performance since 2003. The market’s dramatic rebound resulted from renewed confidence in a potential economic recovery.

The year began on a down note, with stocks falling in January and February amid the continuation of a severe economic downturn and a liquidity crisis in the credit markets that led to significant losses for many financial companies. In response, the federal government took unprecedented actions to shore up the financial industry, restore liquidity in the credit markets, boost the housing sector, and revive the stalled economy.

These efforts began to bear fruit in the spring as signs of economic stabilization emerged. Although the unemployment rate continued to climb, peaking at a 26-year high of 10.1% in October, many other segments of the economy showed evidence of improvement. As a result, the U.S. economy generated positive growth in the third quarter—its first positive quarterly growth rate in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

The improving economic data and corporate profit growth erased the market’s pessimistic sentiment, leading to a significant stock market reversal. After falling to a multi-year low on March 9, the market began a steady rally that persisted through the end of the year. Overall, the broad stock indices returned more than 25% in 2009. As the table below indicates, mid-cap stocks posted the best results, while growth-oriented shares outpaced value by a substantial margin across all market capitalizations.

Challenges Still to Be Overcome

Despite the progress made over the past year, the economic environment remains uncertain and fragile. It is unclear whether the economy will remain on the path to recovery once the government begins to unwind its massive fiscal and monetary stimulus programs. In addition, several longer-term challenges need to be addressed, including a growing national debt, a weaker U.S. dollar, and the potential for significantly higher inflation when a recovery eventually takes hold.

U.S. Stock Index Returns
For the 12 months ended December 31, 2009
Russell 1000 Index (Large-Cap)	28.43%	Russell 2000 Index (Small-Cap)	27.17%
Russell 1000 Growth Index	37.21%	Russell 2000 Growth Index	34.47%
Russell 1000 Value Index	19.69%	Russell 2000 Value Index	20.58%
Russell Midcap Index	40.48%
Russell Midcap Growth Index	46.29%
Russell Midcap Value Index	34.21%

2

Performance

VP Capital Appreciation

Total Returns as of December 31, 2009
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Class I	AVCIX	37.07%	9.00%	2.11%	7.44%	11/20/87
Russell Midcap
Growth Index(1)	—	46.29%	2.40%	-0.52%	10.48%(2)	—
(1)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 11/30/87, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Capital Appreciation

One-Year Returns Over 10 Years
Periods ended December 31
		2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Class I		9.03%	-28.07%	-21.20%	20.47%	7.58%	22.06%	17.22%	45.80%	-46.18%	37.07%
Russell Midcap
Growth Index		-11.75%	-20.15%	-27.41%	42.71%	15.48%	12.10%	10.66%	11.43%	-44.32%	46.29%

Total Annual Fund Operating Expenses
Class I	1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

VP Capital Appreciation

Portfolio Managers: David Hollond, Greg Walsh

Performance Summary

VP Capital Appreciation returned 37.07% for the 12 months ended December 31, 2009, lagging the 46.29% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As described on page 2, after dipping to multi-year low on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing earlier losses. Lower quality stocks led market strength during much of the rally, while stocks that exhibit accelerating growth and improving price momentum, two factors that the investment team looks for in portfolio holdings, were largely shunned. During the final months of the reporting period, however, the performance of stocks exhibiting these characteristics began to stabilize.

Within the portfolio, VP Capital Appreciation derived positive results from each major sector, although investment choices in some sectors lagged sector returns in the benchmark. Poor stock selection in the consumer discretionary and health care sectors accounted for the majority of VP Capital Appreciation’s underperformance relative to the benchmark. Holdings in the financials and energy sectors further detracted from relative returns. Effective stock selection in the information technology sector benefited absolute and relative performance, as did avoiding the utilities sector altogether.

Consumer Discretionary, Health Care Detracted from Relative Performance

Holdings in the consumer discretionary sector generated positive returns but detracted from performance relative to the benchmark. Within the sector, an overweight stake in select private education companies, including Career Education Corp., hurt performance. These holdings have benefited in previous reporting periods from expanding student enrollments as a result of corporate layoffs and fewer job opportunities, resulting in accelerating fundamentals. During the reporting period, though, the share prices of these companies underperformed as investors were seemingly willing to move toward more aggressive holdings within the sector.

Elsewhere in the sector, an overweight stake in the specialty retail industry reflected a focus on automotive parts retailers, including O’Reilly Automotive. These holdings have benefited in previous reporting periods due to their defensive nature in weak economic environments, as automobile owners have sought to extend the lives of their vehicles. During the reporting period, though, they underperformed as investors willing to take on more risk moved to more aggressive areas of the market. Although O’Reilly Automotive lagged the industry group’s average benchmark return, its share price gained 24% for the reporting period.

The health care sector was another source of underperformance. Within the biotechnology industry, the portfolio held several detrimental overweight positions. A stake in biotechnology companies Celgene Corp. and Spain-based Grifols SA, which are not benchmark constituents, hurt

5

VP Capital Appreciation

performance as the companies’ share prices underperformed. Concerns about the potential for generic competition in the biotechnology industry, which could disrupt future growth prospects, weighed on biotech stocks in general.

Financials, Energy Lagged

Holdings in the financials sector detracted from absolute and relative returns. Here, VP Capital Appreciation held a position in insurance company Aon, which is not a benchmark constituent. Aon hurt portfolio performance as the company’s cost-cutting measures and weaker than anticipated pricing power failed to bring earnings levels in line with expectations.

Within the energy sector, the portfolio was underweight the energy equipment and services industry. This position proved detrimental as the group generated meaningful gains in the benchmark. Stock selection within the group further detracted from relative performance.

Information Technology, Utilities Helped

VP Capital Appreciation derived absolute and relative gains from select positions in the information technology sector. In particular, holding Apple Inc. was the largest contributor to absolute and relative performance as its share price climbed 147%. The company, which is not a member of the benchmark, continued to introduce consumer-related products that were well received by the market. Successful stakes in the internet software and services industry included Hong Kong-based Tencent Holdings Inc. The company added meaningfully to absolute and relative gains as its share price climbed more than 200% for the period, driven by significant growth in its market-leading instant messaging service in China and strength in online gaming.

The portfolio completely avoided the utilities sector during the reporting period, benefiting relative returns. Although the sector delivered positive performance within the benchmark, returns were modest relative to other sectors where VP Capital Appreciation was focused.

Outlook

VP Capital Appreciation’s investment process focuses on medium-sized companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. By the end of the reporting period, companies exhibiting these characteristics showed signs of stabilization. The investment team is optimistic that the positive trends will continue, based on current fundamentals and a long history of utilizing these characteristics in the investment process.

6

VP Capital Appreciation

Top Ten Holdings as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Cliffs Natural Resources, Inc.	2.4%	0.5%
SBA Communications Corp., Class A	2.3%	1.5%
Petrohawk Energy Corp.	2.3%	1.1%
Seagate Technology	2.2%	1.0%
priceline.com, Inc.	2.2%	0.8%
Apple, Inc.	2.1%	1.8%
Agilent Technologies, Inc.	1.7%	—
AK Steel Holding Corp.	1.7%	0.7%
O’Reilly Automotive, Inc.	1.6%	1.7%
Lorillard, Inc.	1.6%	2.2%

Top Five Industries as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Specialty Retail	6.2%	5.3%
Semiconductors & Semiconductor Equipment	6.0%	7.2%
Computers & Peripherals	5.4%	3.3%
Metals & Mining	5.1%	2.4%
Hotels, Restaurants & Leisure	4.7%	4.9%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Domestic Common Stocks	86.9%	85.7%
Foreign Common Stocks(1)	12.7%	12.2%
Total Common Stocks	99.6%	97.9%
Temporary Cash Investments	0.4%	3.6%
Other Assets and Liabilities	—(2)	(1.5)%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares
(2) Category is less than 0.05% of total net assets

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09 - 12/31/09	Expense Ratio*
Actual	$1,000	$1,232.30	$5.63	1.00%
Hypothetical	$1,000	$1,020.16	$5.09	1.00%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

VP Capital Appreciation

DECEMBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 99.6%			CONTAINERS & PACKAGING — 1.0%
			Crown Holdings, Inc.(1)	103,300	$ 2,642,414
AEROSPACE & DEFENSE — 2.2%
Goodrich Corp.	63,000	$ 4,047,750	DIVERSIFIED CONSUMER SERVICES — 0.5%
Precision Castparts Corp.	16,100	1,776,635	Career Education Corp.(1)	57,900	1,349,649
		5,824,385	ELECTRICAL EQUIPMENT — 1.7%
BIOTECHNOLOGY — 3.0%			Cooper Industries plc,
			Class A	69,000	2,942,160
Alexion
Pharmaceuticals, Inc.(1)	49,900	2,436,118	Trina Solar Ltd. ADR(1)	26,800	1,446,396
Celgene Corp.(1)	37,600	2,093,568			4,388,556
Talecris Biotherapeutics			ELECTRONIC EQUIPMENT, INSTRUMENTS &
Holdings Corp.(1)	69,972	1,558,277	COMPONENTS — 3.4%
United Therapeutics Corp.(1)	37,800	1,990,170	Agilent Technologies, Inc.(1)	145,100	4,508,257
		8,078,133	Amphenol Corp., Class A	82,700	3,819,086
CAPITAL MARKETS — 3.6%			Jabil Circuit, Inc.	47,300	821,601
Affiliated Managers					9,148,944
Group, Inc.(1)	33,400	2,249,490	ENERGY EQUIPMENT & SERVICES — 1.3%
Jefferies Group, Inc.(1)	116,900	2,774,037	Cameron
			International Corp.(1)	39,600	1,655,280
Lazard Ltd., Class A	79,506	3,018,843
Morgan Stanley	51,636	1,528,425	Smith International, Inc.	62,500	1,698,125
		9,570,795			3,353,405
CHEMICALS — 1.8%			FOOD & STAPLES RETAILING — 2.7%
Ecolab, Inc.	69,700	3,107,226	Costco Wholesale Corp.	63,200	3,739,544
Valspar Corp.	57,100	1,549,694	Whole Foods Market, Inc.(1)	122,400	3,359,880
		4,656,920			7,099,424
COMMERCIAL BANKS — 0.6%			HEALTH CARE EQUIPMENT & SUPPLIES — 2.5%
Fifth Third Bancorp.	177,300	1,728,675	Beckman Coulter, Inc.	31,500	2,061,360
COMMUNICATIONS EQUIPMENT — 2.2%			C.R. Bard, Inc.	38,400	2,991,360
ADTRAN, Inc.	91,700	2,067,835	ev3, Inc.(1)	127,800	1,704,852
F5 Networks, Inc.(1)	72,100	3,819,858			6,757,572
		5,887,693	HEALTH CARE PROVIDERS & SERVICES — 2.9%
COMPUTERS & PERIPHERALS — 5.4%			Express Scripts, Inc.(1)	45,100	3,898,895
Apple, Inc.(1)	26,543	5,596,857	Medco Health
			Solutions, Inc.(1)	58,000	3,706,780
EMC Corp.(1)	90,400	1,579,288
					7,605,675
Lexmark International, Inc.,
Class A(1)	48,400	1,257,432	HEALTH CARE TECHNOLOGY — 1.3%
Seagate Technology	318,200	5,788,058	athenahealth, Inc.(1)	32,700	1,479,348
		14,221,635	SXC Health Solutions Corp.
			(NASDAQ)(1)	36,561	1,972,466
CONSTRUCTION & ENGINEERING — 0.5%
					3,451,814
Chicago Bridge & Iron Co.
NV New York Shares(1)	70,400	1,423,488
CONSUMER FINANCE — 2.1%
AmeriCredit Corp.(1)	139,300	2,652,272
Discover Financial Services	194,141	2,855,814
		5,508,086

9

VP Capital Appreciation

	Shares	Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 4.7%			MULTILINE RETAIL — 2.6%
Ctrip.com International			J.C. Penney Co., Inc.	66,000	$ 1,756,260
Ltd. ADR(1)	49,819	$ 3,579,993	Kohl’s Corp.(1)	36,900	1,990,017
Las Vegas Sands Corp.(1)	171,600	2,563,704	Nordstrom, Inc.	84,500	3,175,510
Royal Caribbean					6,921,787
Cruises Ltd.(1)	76,300	1,928,864
			MULTI-INDUSTRY — 1.1%
Starwood Hotels & Resorts
Worldwide, Inc.	54,400	1,989,408	Financial Select Sector
			SPDR Fund	196,500	2,827,635
WMS Industries, Inc.(1)	57,800	2,312,000
			OIL, GAS & CONSUMABLE FUELS — 4.6%
		12,373,969	Continental
INSURANCE — 0.5%			Resources, Inc.(1)	32,200	1,381,058
Genworth Financial, Inc.,			Petrohawk Energy Corp.(1)	251,646	6,036,987
Class A(1)	107,544	1,220,624
			Quicksilver Resources, Inc.(1)	169,681	2,546,912
INTERNET & CATALOG RETAIL — 2.5%
			Range Resources Corp.	46,700	2,327,995
Netflix, Inc.(1)	16,400	904,296
					12,292,952
priceline.com, Inc.(1)	26,271	5,740,214
			PHARMACEUTICALS — 1.2%
		6,644,510	Shire plc ADR	56,400	3,310,680
INTERNET SOFTWARE & SERVICES — 3.0%			PROFESSIONAL SERVICES — 0.5%
Equinix, Inc.(1)	33,800	3,587,870
			Manpower, Inc.	24,100	1,315,378
MercadoLibre, Inc.(1)	28,153	1,460,296	REAL ESTATE MANAGEMENT
Tencent Holdings Ltd.	137,200	2,956,991	& DEVELOPMENT — 1.3%
		8,005,157	CB Richard Ellis Group, Inc.,
IT SERVICES — 3.6%			Class A(1)	259,300	3,518,701
Cognizant Technology			ROAD & RAIL — 2.3%
Solutions Corp., Class A(1)	89,700	4,063,410	J.B. Hunt Transport
Global Payments, Inc.	55,600	2,994,616	Services, Inc.	79,100	2,552,557
MasterCard, Inc., Class A	9,300	2,380,614	Kansas City Southern(1)	104,600	3,482,134
		9,438,640	Railamerica, Inc.(1)	16,738	204,204
LIFE SCIENCES TOOLS & SERVICES — 1.4%					6,238,895
Life Technologies Corp.(1)	73,000	3,812,790	SEMICONDUCTORS & SEMICONDUCTOR
MACHINERY — 3.7%			EQUIPMENT — 6.0%
Bucyrus International, Inc.	36,100	2,034,957	Analog Devices, Inc.	112,000	3,536,960
Cummins, Inc.	41,700	1,912,362	ASML Holding NV
			New York Shares	69,600	2,372,664
Flowserve Corp.	12,515	1,183,043	Atheros
Hitachi Construction			Communications, Inc.(1)	80,100	2,742,624
Machinery Co. Ltd.	76,800	2,001,923	Cypress
Ingersoll-Rand plc	74,900	2,676,926	Semiconductor Corp.(1)	182,900	1,931,424
		9,809,211	Silicon Laboratories, Inc.(1)	24,400	1,179,496
MEDIA — 0.6%			Teradyne, Inc.(1)	181,600	1,948,568
Lamar Advertising Co.,			Varian Semiconductor
Class A(1)	53,600	1,666,424
			Equipment Associates, Inc.(1)	41,600	1,492,608
METALS & MINING — 5.1%			Veeco Instruments, Inc.(1)	23,900	789,656
AK Steel Holding Corp.	204,900	4,374,615			15,994,000
Cliffs Natural Resources, Inc.	139,700	6,438,773
United States Steel Corp.	12,500	689,000
Walter Energy, Inc.	25,600	1,927,936
		13,430,324

10

VP Capital Appreciation

	Shares	Value		Shares	Value
SOFTWARE — 2.3%			Temporary Cash Investments — 0.4%
Citrix Systems, Inc.(1)	74,800	$ 3,112,428
			JPMorgan U.S. Treasury
McAfee, Inc.(1)	19,623	796,105	Plus Money Market Fund
Perfect World Co. Ltd.,			Agency Shares	57,363	$ 57,363
Class B ADR(1)	13,461	530,902	Repurchase Agreement, Bank of America
Rovi Corp.(1)	49,200	1,568,004	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 2.375%, 10/31/14,
		6,007,439	valued at $1,015,628), in a joint trading
SPECIALTY RETAIL — 6.2%			account at 0.01%, dated 12/31/09, due
Chico’s FAS, Inc.(1)	290,600	4,082,930	1/4/10 (Delivery value $1,000,001)		1,000,000
Dick’s Sporting Goods, Inc.(1)	54,900	1,365,363	TOTAL TEMPORARY CASH
			INVESTMENTS
Guess?, Inc.	40,700	1,721,610	(Cost $1,057,363)		1,057,363
J. Crew Group, Inc.(1)	49,300	2,205,682
			TOTAL INVESTMENT
O’Reilly Automotive, Inc.(1)	112,700	4,296,124	SECURITIES — 100.0%
Williams-Sonoma, Inc.	128,800	2,676,464	(Cost $202,395,783)		265,384,826
		16,348,173	OTHER ASSETS AND LIABILITIES(2)		(80,614)
TEXTILES, APPAREL & LUXURY GOODS — 0.9%			TOTAL NET ASSETS — 100.0%		$265,304,212
Warnaco Group, Inc. (The)(1)	57,996	2,446,851
			Geographic Diversification
TOBACCO — 1.6%
Lorillard, Inc.	53,100	4,260,213	(as a % of net assets)
TRADING COMPANIES & DISTRIBUTORS — 2.4%			United States		86.9%
Fastenal Co.	102,200	4,255,608	People’s Republic of China		3.2%
MSC Industrial Direct Co.,			Ireland		2.3%
Class A	43,570	2,047,790	Cayman Islands		2.2%
		6,303,398	Netherlands		1.4%
WIRELESS TELECOMMUNICATION SERVICES — 2.8%			Bermuda		1.1%
Millicom International			Japan		0.8%
Cellular SA	16,900	1,246,713	Canada		0.7%
SBA Communications Corp.,			Argentina		0.5%
Class A(1)	181,374	6,195,736	Luxembourg		0.5%
		7,442,449	Cash and Equivalents*		0.4%
TOTAL COMMON STOCKS
(Cost $201,338,420)		264,327,463	*Includes temporary cash investments and other assets and liabilities.

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date		Value	Unrealized Gain (Loss)
91,008,000 JPY for USD	1/29/10		$977,289	$16,650
(Value on Settlement Date $993,939)

Notes to Schedule of Investments
ADR = American Depositary Receipt		(1)	Non-income producing.
JPY = Japanese Yen		(2)	Category is less than 0.05% of total net assets.
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar		Industry classifications and geographic diversification are unaudited.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2009
Assets
Investment securities, at value (cost of $202,395,783)	$265,384,826
Receivable for investments sold	251,865
Receivable for forward foreign currency exchange contracts	16,650
Receivable for capital shares sold	60,684
Dividends and interest receivable	92,182
265,806,207

Liabilities
Payable for capital shares redeemed	280,640
Accrued management fees	221,355
501,995

Net Assets	$265,304,212

Class I Capital Shares, $0.01 Par Value
Authorized	150,000,000
Outstanding	24,629,290

Net Asset Value Per Share	$10.77

Net Assets Consist of:
Capital (par value and paid-in surplus)	$254,845,437
Accumulated net investment loss	(16,650)
Accumulated net realized loss on investment and foreign currency transactions	(52,531,319)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	63,006,744
$265,304,212

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $23,293)	$ 1,978,576
Interest	2,914
1,981,490

Expenses:
Management fees	2,709,657
Directors’ fees and expenses	10,461
Other expenses	192
2,720,310

Net investment income (loss)	(738,820)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,343,054)
Futures contract transactions	(704,359)
Foreign currency transactions	(1,446,900)
(4,494,313)

Change in net unrealized appreciation (depreciation) on:
Investments	91,499,846
Translation of assets and liabilities in foreign currencies	1,092,085
92,591,931

Net realized and unrealized gain (loss)	88,097,618

Net Increase (Decrease) in Net Assets Resulting from Operations	$87,358,798

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ (738,820)	$ (1,734,558)
Net realized gain (loss)	(4,494,313)	(44,398,471)
Change in net unrealized appreciation (depreciation)	92,591,931	(205,324,882)
Net increase (decrease) in net assets resulting from operations	87,358,798	(251,457,911)

Distributions to Shareholders
From net investment income	(2,405,402)	—
From net realized gains	—	(36,274,099)
Decrease in net assets from distributions	(2,405,402)	(36,274,099)

Capital Share Transactions
Proceeds from shares sold	40,008,831	41,235,930
Proceeds from reinvestment of distributions	2,405,402	36,274,099
Payments for shares redeemed	(131,744,156)	(119,728,541)
Net increase (decrease) in net assets from capital share transactions	(89,329,923)	(42,218,512)

Net increase (decrease) in net assets	(4,376,527)	(329,950,522)

Net Assets
Beginning of period	269,680,739	599,631,261
End of period	$265,304,212	$269,680,739

Accumulated undistributed net investment income (loss)	$(16,650)	$2,511,550

Transactions in Shares of the Fund
Sold	4,493,708	3,315,545
Issued in reinvestment of distributions	348,104	2,934,798
Redeemed	(14,160,496)	(9,814,997)
Net increase (decrease) in shares of the fund	(9,318,684)	(3,564,654)

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in common stocks of medium-sized and smaller companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

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Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(50,164,458), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(15,731,353) and $(34,433,105) expire in 2016 and 2017, respectively.

The fund has capital loss deferrals of $(786,012), which represent net capital losses incurred in the two-month period ended December 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into

16

contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since December 31, 2009 that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 12, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.90% to 1.00%. The effective annual management fee for the fund for the year ended December 31, 2009 was 1.00%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, were $409,134,334 and $501,271,169, respectively.

As of December 31, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$203,976,632
Gross tax appreciation of investments	$62,307,667
Gross tax depreciation of investments	(899,473)
Net tax appreciation (depreciation) of investments	$61,408,194

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of December 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$230,541,124	—	—
Foreign Common Stocks	28,827,425	$4,958,914	—
Temporary Cash Investments	57,363	1,000,000	—
Total Value of Investment Securities	$259,425,912	$5,958,914	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$16,650	—

5. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$16,650	currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations		of Operations
Equity Price Risk	Net realized gain (loss)		Change in net unrealized
	on futures contract		appreciation (depreciation)
	transactions	$ (704,359)	on futures contracts	—
Foreign Currency Risk	Net realized gain (loss)		Change in net unrealized
	on foreign currency		appreciation (depreciation)
	transactions	(1,463,692)	on translation of assets and
			liabilities in foreign currencies	$1,087,725
		$(2,168,051)		$1,087,725

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6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2009, the fund did not utilize the program.

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2009.

For corporate taxpayers, the fund hereby designates $1,457,473, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2009 as qualified for the corporate dividends received deduction.

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Financial Highlights

VP Capital Appreciation

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.94	$15.98	$10.96	$9.35	$7.66
Income From Investment Operations
Net Investment Income (Loss)	(0.02)(1)	(0.05)(1)	(0.07)	(0.04)	(0.04)
Net Realized and Unrealized Gain (Loss)	2.92	(6.96)	5.09	1.65	1.73
Total From Investment Operations	2.90	(7.01)	5.02	1.61	1.69
Distributions
From Net Investment Income	(0.07)	—	—	—	—
From Net Realized Gains	—	(1.03)	—	—	—
Total Distributions	(0.07)	(1.03)	—	—	—
Net Asset Value, End of Period	$10.77	$7.94	$15.98	$10.96	$9.35

Total Return(2)	37.07%	(46.18)%	45.80%	17.22%	22.06%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.27)%	(0.39)%	(0.54)%	(0.37)%	(0.46)%
Portfolio Turnover Rate	153%	166%	138%	218%	223%
Net Assets, End of Period (in thousands)	$265,304	$269,681	$599,631	$339,885	$331,362
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2010

22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM) or American Century Global Investment Management, Inc. (ACGIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

23

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.;
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

24

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

26

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

27

Notes

28

Contact Us
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American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
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This report and the statements it contains are submitted for the general
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prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1002
CL-ANN-67562

Annual Report
December 31, 2009

American Century Variable Portfolios

VP Income & Growth Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Income & Growth

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Five Largest Overweights	7
Five Largest Underweights.	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	26

Other Information

Management	27
Additional Information	30
Index Definitions	31

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

After a precipitous decline in 2008, the U.S. stock market posted a robust return in 2009, enjoying its best calendar-year performance since 2003. The market’s dramatic rebound resulted from renewed confidence in a potential economic recovery.

The year began on a down note, with stocks falling in January and February amid the continuation of a severe economic downturn and a liquidity crisis in the credit markets that led to significant losses for many financial companies. In response, the federal government took unprecedented actions to shore up the financial industry, restore liquidity in the credit markets, boost the housing sector, and revive the stalled economy.

These efforts began to bear fruit in the spring as signs of economic stabilization emerged. Although the unemployment rate continued to climb, peaking at a 26-year high of 10.1% in October, many other segments of the economy showed evidence of improvement. As a result, the U.S. economy generated positive growth in the third quarter—its first positive quarterly growth rate in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

The improving economic data and corporate profit growth erased the market’s pessimistic sentiment, leading to a significant stock market reversal. After falling to a multi-year low on March 9, the market began a steady rally that persisted through the end of the year. Overall, the broad stock indices returned more than 25% in 2009. As the table below indicates, mid-cap stocks posted the best results, while growth-oriented shares outpaced value by a substantial margin across all market capitalizations.

Challenges Still to Be Overcome

Despite the progress made over the past year, the economic environment remains uncertain and fragile. It is unclear whether the economy will remain on the path to recovery once the government begins to unwind its massive fiscal and monetary stimulus programs. In addition, several longer-term challenges need to be addressed, including a growing national debt, a weaker U.S. dollar, and the potential for significantly higher inflation when a recovery eventually takes hold.

U.S. Stock Index Returns
For the 12 months ended December 31, 2009
Russell 1000 Index (Large-Cap)	28.43%	Russell 2000 Index (Small-Cap)	27.17%
Russell 1000 Growth Index	37.21%	Russell 2000 Growth Index	34.47%
Russell 1000 Value Index	19.69%	Russell 2000 Value Index	20.58%
Russell Midcap Index	40.48%
Russell Midcap Growth Index	46.29%
Russell Midcap Value Index	34.21%

2

Performance

VP Income & Growth

Total Returns as of December 31, 2009
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Class I	AVGIX	18.10%	-1.11%	-0.90%	3.24%	10/30/97
S&P 500 Index(1)	—	26.46%	0.42%	-0.95%	3.52%	—
Class II	AYPGX	17.77%	-1.35%	—	1.55%	5/1/02
Class III	AIGTX	18.10%	-1.11%	—	3.20%	6/26/02
(1) Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Income & Growth

One-Year Returns Over 10 Years
Periods ended December 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Class I	-10.62%	-8.35%	-19.37%	29.35%	12.99%	4.63%	17.09%	-0.07%	-34.59%	18.10%
S&P 500 Index	-9.10%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.70%	0.95%	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

VP Income & Growth

Portfolio Managers: John Schniedwind, Kurt Borgwardt, Zili Zhang, and Lynette Pang

Performance Summary

VP Income & Growth returned 18.10%* in 2009, compared with the 26.46% return of its benchmark, the S&P 500 Index.

VP Income & Growth’s double-digit gain for the year reflected the substantial rebound in the U.S. equity market after a sharp decline in 2008. Despite the fund’s robust absolute return, it failed to keep pace with performance of the S&P 500. The fund’s tilt toward value contributed to the underperformance of the index as value stocks trailed growth-oriented issues by a sizable margin in 2009. However, the primary driver of fund performance was individual stock selection, and this also had a negative impact on relative results during the year.

Energy and Financials Lagged

Stock selection detracted from performance versus the S&P 500 in eight of ten market sectors, but most notably in the energy and financials sectors. For much of the year, our holdings in the energy sector focused on the large, relatively stable energy producers while limiting our exposure to energy services and equipment providers. However, the sharp rise in oil prices during the year (up 78%) provided a strong boost to the services and equipment companies, while the producers saw their refining profit margins squeezed by the weak economic environment as demand for gasoline waned. The most significant detractors among the portfolio’s energy holdings were integrated oil and gas companies Exxon Mobil and ConocoPhillips, both of which were top ten holdings during the year, and oil refiner Valero Energy.

Financial stocks were the performance leaders in the stock market in the second and third quarters of the year, and the portfolio’s underperformance in this sector resulted from some missed opportunities during the sector’s sharp rally, particularly among diversified financial services companies and consumer finance firms. Underweight positions in investment bank Goldman Sachs, financial services giant Bank of America, and credit card issuer American Express were the most significant detractors in this sector. Stock selection among insurance companies also weighed on results in the financials sector, with property and casualty insurer ACE and life insurance firm Principal Financial Group the weakest performers.

Health Care and Consumer Stocks Weighed on Results

The fund’s health care and consumer discretionary holdings were also major contributors to its overall underperformance of the S&P 500. Stock selection among pharmaceutical firms and health equipment makers produced the bulk of the underperformance in the health care sector. The biggest detractors included drug maker Eli Lilly, which tumbled as two of its top-selling medications faced patent expiration, and biotechnology firm Amgen, which reported weaker sales of its flagship medication and delays in FDA approvals for several of its existing products to be used in other indications.

*All fund returns referenced in this commentary are for Class I shares.

5

VP Income & Growth

In the consumer discretionary sector, stock choices among media companies and an underweight position in Internet retailers hurt the most. In particular, we avoided leading online retailer Amazon.com, which enjoyed a strong run-up as the company generated healthy earnings growth and gained market share, not only in e-commerce but in the broad retail industry.

Utilities and Materials Added Value

Just two sectors of the portfolio—utilities and materials—contributed positively to performance compared with the S&P 500 in 2009. In the utilities sector, stock choices among electric utilities contributed the lion’s share of the outperformance. The top contributor in this sector was DTE Energy, a Michigan-based electric and gas utility. DTE reduced its debt load and implemented cost-reduction programs that increased the company’s earnings projections during the year.

Outperformance in the materials sector was driven entirely by stock selection among chemicals companies. One of the portfolio’s best contributors was fertilizer producer Terra Industries, which rallied sharply after an acquisition offer from competitor CF Industries Holdings.

It’s also worth noting that five of the fund’s top ten relative performance contributors came from the information technology sector, led by disk drive maker Western Digital, which reported strong earnings as the dramatic growth in online downloading and social networking stoked demand for larger and larger hard drives. Other notable contributors from the technology sector included semiconductor manufacturer Amkor Technology and IT services provider Computer Sciences.

A Look Ahead

The last 12 months have seen a dramatic change in the economic and financial environment. As 2009 began, we were facing a severe economic downturn and fears of a global market meltdown. As we move into 2010, those fears have largely subsided, and investors are now gauging the resiliency and staying power of the nascent economic recovery. Corporate earnings have improved over the past year, but much of this resulted from drastic cost-cutting measures; any further improvements in corporate earnings will need to come from incremental revenue growth.

Valuation spreads—the gap between the most attractively valued and least attractively valued segments of the market—have narrowed after reaching historically high levels in early 2009. Nonetheless, valuation spreads are still at levels that typically produce positive returns from a tilt toward valuation, so we will continue to emphasize our valuation factors in managing the portfolio.

6

VP Income & Growth

Top Ten Holdings as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Exxon Mobil Corp.	3.9%	5.3%
Johnson & Johnson	2.8%	2.9%
International Business Machines Corp.	2.7%	2.7%
Chevron Corp.	2.6%	2.6%
Microsoft Corp.	2.3%	2.4%
Pfizer, Inc.	2.2%	1.9%
AT&T, Inc.	2.2%	2.1%
JPMorgan Chase & Co.	1.9%	1.7%
Verizon Communications, Inc.	1.9%	1.9%
Procter & Gamble Co. (The)	1.8%	1.7%

Five Largest Overweights as of December 31, 2009
	% of net assets	% of S&P 500 Index
International Business Machines Corp.	2.75%	1.73%
Western Digital Corp.	1.11%	0.10%
Johnson & Johnson	2.80%	1.79%
ConocoPhillips	1.77%	0.76%
Chevron Corp.	2.56%	1.56%

Five Largest Underweights as of December 31, 2009
	% of net assets	% of S&P 500 Index
Coca-Cola Co. (The)	0.35%	1.33%
Merck & Co., Inc.	0.15%	1.12%
PepsiCo, Inc.	—	0.96%
Abbott Laboratories	—	0.84%
Schlumberger Ltd.	—	0.79%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09 – 12/31/09	Expense Ratio*
Actual
Class I	$1,000	$1,194.00	$3.87	0.70%
Class II	$1,000	$1,192.50	$5.25	0.95%
Class III	$1,000	$1,194.00	$3.87	0.70%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.42	$4.84	0.95%
Class III	$1,000	$1,021.68	$3.57	0.70%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

VP Income & Growth

DECEMBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 99.3%			CHEMICALS — 1.9%
AEROSPACE & DEFENSE — 2.7%			Ashland, Inc.	30,601	$ 1,212,412
General Dynamics Corp.	17,999	$ 1,226,992	CF Industries Holdings, Inc.	5,838	529,974
Honeywell International, Inc.	13,729	538,177	E.I. du Pont de Nemours & Co.	63,364	2,133,466
Lockheed Martin Corp.	19,679	1,482,813	Minerals Technologies, Inc.	4,185	227,957
			OM Group, Inc.(1)	12,159	381,671
Northrop Grumman Corp.	54,882	3,065,160
Raytheon Co.	12,082	622,464	Terra Industries, Inc.	7,008	225,587
		6,935,606	Valspar Corp.	11,733	318,433
AIR FREIGHT & LOGISTICS — 0.5%					5,029,500
FedEx Corp.	5,285	441,033	COMMERCIAL BANKS — 2.9%
United Parcel Service, Inc.,			Canadian Imperial Bank of
Class B	9,909	568,479	Commerce	12,702	820,803
UTi Worldwide, Inc.	25,640	367,165	CapitalSource, Inc.	33,069	131,284
		1,376,677	Cullen/Frost Bankers, Inc.	1,839	91,950
AUTO COMPONENTS — 0.3%			Fifth Third Bancorp.	21,041	205,150
TRW Automotive			First Horizon National Corp.(1)	11,027	147,757
Holdings Corp.(1)	4,671	111,543	Huntington Bancshares, Inc.	11,926	43,530
WABCO Holdings, Inc.	22,177	571,945	PNC Financial Services
		683,488	Group, Inc.	3,205	169,192
AUTOMOBILES — 0.2%			Regions Financial Corp.	11,053	58,470
Ford Motor Co.(1)	57,526	575,260	Royal Bank of Canada	12,158	651,061
BEVERAGES — 0.6%			SunTrust Banks, Inc.	4,738	96,134
Coca-Cola Co. (The)	16,118	918,726	Toronto-Dominion Bank (The)	14,131	886,296
Coca-Cola Enterprises, Inc.	21,864	463,517	U.S. Bancorp.	82,551	1,858,223
Constellation Brands, Inc.,			Wells Fargo & Co.	85,490	2,307,375
Class A(1)	8,040	128,077			7,467,225
		1,510,320	COMMERCIAL SERVICES & SUPPLIES — 0.6%
BIOTECHNOLOGY — 1.7%			Herman Miller, Inc.	3,007	48,052
Amgen, Inc.(1)	71,434	4,041,021	R.R. Donnelley & Sons Co.	71,815	1,599,320
Talecris Biotherapeutics					1,647,372
Holdings Corp.(1)	14,972	333,427	COMMUNICATIONS EQUIPMENT — 1.0%
		4,374,448	Cisco Systems, Inc.(1)	95,021	2,274,803
CAPITAL MARKETS — 2.2%			QUALCOMM, Inc.	5,817	269,094
Bank of New York					2,543,897
Mellon Corp. (The)	32,703	914,703	COMPUTERS & PERIPHERALS — 4.5%
BlackRock, Inc.	1,772	411,458	Apple, Inc.(1)	17,902	3,774,816
Federated Investors, Inc.,			EMC Corp.(1)	37,278	651,247
Class B	2,567	70,593
Goldman Sachs Group,			Hewlett-Packard Co.	86,043	4,432,075
Inc. (The)	10,168	1,716,765	Western Digital Corp.(1)	65,623	2,897,255
Janus Capital Group, Inc.	16,810	226,095			11,755,393
Legg Mason, Inc.	1,965	59,264	CONSTRUCTION & ENGINEERING — 1.1%
Morgan Stanley	54,309	1,607,546	EMCOR Group, Inc.(1)	72,192	1,941,965
TD Ameritrade			Fluor Corp.	9,671	435,582
Holding Corp.(1)	43,187	836,964	Shaw Group, Inc. (The)(1)	19,471	559,791
		5,843,388			2,937,338

10

VP Income & Growth

	Shares	Value		Shares	Value
CONSUMER FINANCE — 0.3%			National Oilwell Varco, Inc.	12,233	$ 539,353
American Express Co.	18,179	$ 736,613	Willbros Group, Inc.(1)	4,811	81,162
Discover Financial Services	1,612	23,713			1,141,572
		760,326	FOOD & STAPLES RETAILING — 1.5%
DIVERSIFIED CONSUMER SERVICES(2)			SUPERVALU, INC.	92,710	1,178,344
Apollo Group, Inc., Class A(1)	899	54,461	Wal-Mart Stores, Inc.	50,659	2,707,724
DIVERSIFIED FINANCIAL SERVICES — 3.7%					3,886,068
Bank of America Corp.	209,756	3,158,925	FOOD PRODUCTS — 1.2%
Citigroup, Inc.	220,521	729,925	Archer-Daniels-Midland Co.	12,676	396,885
CME Group, Inc.	2,376	798,217	ConAgra Foods, Inc.	2,581	59,492
JPMorgan Chase & Co.	117,428	4,893,225	Darling International, Inc.(1)	8,876	74,381
NYSE Euronext	6,801	172,065	Del Monte Foods Co.	6,240	70,762
		9,752,357	Fresh Del Monte
DIVERSIFIED TELECOMMUNICATION			Produce, Inc.(1)	8,196	181,131
SERVICES — 4.4%			General Mills, Inc.	22,149	1,568,371
AT&T, Inc.	204,076	5,720,250	Kraft Foods, Inc., Class A	29,787	809,611
Qwest Communications			Sara Lee Corp.	8,556	104,212
International, Inc.	198,593	836,077			3,264,845
Verizon Communications, Inc.	146,963	4,868,884	GAS UTILITIES — 0.1%
		11,425,211	UGI Corp.	6,489	156,969
ELECTRIC UTILITIES — 1.8%			HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%
Duke Energy Corp.	4,449	76,567	Baxter International, Inc.	22,565	1,324,114
Edison International	28,713	998,638	Becton, Dickinson & Co.	32,042	2,526,832
Entergy Corp.	3,690	301,990	Boston Scientific Corp.(1)	54,669	492,021
Exelon Corp.	17,432	851,902	C.R. Bard, Inc.	10,176	792,710
FPL Group, Inc.	49,309	2,604,501	Hill-Rom Holdings, Inc.	25,843	619,974
		4,833,598			5,755,651
ELECTRICAL EQUIPMENT — 1.0%			HEALTH CARE PROVIDERS & SERVICES — 1.8%
Acuity Brands, Inc.	9,664	344,425	Coventry Health Care, Inc.(1)	69,674	1,692,382
Brady Corp., Class A	16,554	496,786	Humana, Inc.(1)	16,313	715,978
Emerson Electric Co.	28,619	1,219,169	WellCare Health Plans, Inc.(1)	4,061	149,282
GrafTech International Ltd.(1)	24,287	377,663
			WellPoint, Inc.(1)	37,725	2,198,990
Rockwell Automation, Inc.	3,645	171,242			4,756,632
		2,609,285	HOTELS, RESTAURANTS & LEISURE — 1.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS — 1.1%			McDonald’s Corp.	49,123	3,067,240
			Panera Bread Co., Class A(1)	4,523	302,905
Arrow Electronics, Inc.(1)	19,372	573,605
Avnet, Inc.(1)	9,442	284,771	Wyndham Worldwide Corp.	49,957	1,007,633
Celestica, Inc.(1)	175,146	1,653,378			4,377,778
			HOUSEHOLD DURABLES — 0.8%
Ingram Micro, Inc., Class A(1)	5,496	95,905
			Blyth, Inc.	1,549	52,232
Tech Data Corp.(1)	7,694	359,002
			Garmin Ltd.	5,767	177,047
		2,966,661	Harman International
ENERGY EQUIPMENT & SERVICES — 0.4%			Industries, Inc.	8,741	308,383
Ensco International plc ADR	5,778	230,773	NVR, Inc.(1)	2,072	1,472,591
Helix Energy Solutions					2,010,253
Group, Inc.(1)	24,705	290,284

11

VP Income & Growth

	Shares	Value		Shares	Value
HOUSEHOLD PRODUCTS — 2.9%			Computer Sciences Corp.(1)	26,427	$ 1,520,345
Clorox Co.	4,119	$ 251,259	Convergys Corp.(1)	24,950	268,213
Kimberly-Clark Corp.	42,477	2,706,209	International Business
Procter & Gamble Co. (The)	76,252	4,623,159	Machines Corp.	54,849	7,179,734
		7,580,627	Western Union Co. (The)	8,559	161,337
INDEPENDENT POWER PRODUCERS &					12,214,834
ENERGY TRADERS — 1.0%			LEISURE EQUIPMENT & PRODUCTS — 0.3%
Constellation Energy			Hasbro, Inc.	27,129	869,756
Group, Inc.	62,941	2,213,635	LIFE SCIENCES TOOLS & SERVICES — 0.1%
NRG Energy, Inc.(1)	12,686	299,516	PerkinElmer, Inc.	9,503	195,667
		2,513,151	MACHINERY — 2.3%
INDUSTRIAL CONGLOMERATES — 1.9%			Actuant Corp., Class A	5,778	107,066
3M Co.	9,832	812,812	Caterpillar, Inc.	16,969	967,063
Carlisle Cos., Inc.	25,500	873,630	Chart Industries, Inc.(1)	2,696	44,619
General Electric Co.	213,910	3,236,458	Cummins, Inc.	4,652	213,341
		4,922,900	Dover Corp.	26,258	1,092,595
INSURANCE — 3.5%			Eaton Corp.	20,838	1,325,714
ACE Ltd.(1)	34,476	1,737,590	Lincoln Electric Holdings, Inc.	4,829	258,158
Allied World Assurance Co.			Mueller Industries, Inc.	15,995	397,316
Holdings Ltd.	3,074	141,619
			Navistar International Corp.(1)	9,572	369,958
American Financial
Group, Inc.	29,702	741,065	Parker-Hannifin Corp.	16,508	889,451
Aspen Insurance Holdings Ltd.	38,214	972,546	Timken Co.	14,410	341,661
Axis Capital Holdings Ltd.	14,074	399,842	Trinity Industries, Inc.	7,469	130,259
Conseco, Inc.(1)	41,770	208,850			6,137,201
Endurance Specialty			MEDIA — 2.5%
Holdings Ltd.	7,078	263,514	Comcast Corp., Class A	107,675	1,815,401
Genworth Financial, Inc.,			Gannett Co., Inc.	51,714	767,953
Class A(1)	23,011	261,175	Harte-Hanks, Inc.	11,631	125,382
Hartford Financial Services			Time Warner, Inc.	92,048	2,682,279
Group, Inc. (The)	12,433	289,192	Walt Disney Co. (The)	37,446	1,207,633
MetLife, Inc.	23,390	826,836			6,598,648
Principal Financial			METALS & MINING — 0.2%
Group, Inc.	39,494	949,436
Prudential Financial, Inc.	28,275	1,406,964	Reliance Steel & Aluminum Co.	9,815	424,204
StanCorp Financial Group, Inc.	1,733	69,355	Worthington Industries, Inc.	12,526	163,715
Travelers Cos., Inc. (The)	16,206	808,031			587,919
		9,076,015	MULTILINE RETAIL — 0.4%
			Big Lots, Inc.(1)	9,739	282,236
INTERNET & CATALOG RETAIL — 0.1%
			Dollar Tree, Inc.(1)	3,960	191,268
Netflix, Inc.(1)	7,076	390,171
INTERNET SOFTWARE & SERVICES — 1.4%			Family Dollar Stores, Inc.	21,538	599,403
AOL, Inc.(1)	8,368	194,807			1,072,907
Google, Inc., Class A(1)	4,714	2,922,586	MULTI-INDUSTRY — 0.1%
			Financial Select Sector
Yahoo!, Inc.(1)	28,498	478,196	SPDR Fund	26,408	380,011
		3,595,589	MULTI-UTILITIES — 1.5%
IT SERVICES — 4.7%			DTE Energy Co.	32,572	1,419,813
Accenture plc, Class A	62,716	2,602,714	Integrys Energy Group, Inc.	18,443	774,422
Broadridge Financial			PG&E Corp.	6,127	273,571
Solutions, Inc.	21,387	482,491

12

VP Income & Growth

	Shares	Value		Shares	Value
Public Service Enterprise			SEMICONDUCTORS & SEMICONDUCTOR
Group, Inc.	42,712	$ 1,420,174	EQUIPMENT — 4.0%
		3,887,980	Amkor Technology, Inc.(1)	130,970	$ 937,745
OIL, GAS & CONSUMABLE FUELS — 11.6%			Analog Devices, Inc.	4,624	146,026
Apache Corp.	9,491	979,186	Broadcom Corp., Class A(1)	20,684	650,512
Chevron Corp.	86,842	6,685,966	Intel Corp.	185,918	3,792,727
ConocoPhillips	90,422	4,617,852	LSI Corp.(1)	273,673	1,644,775
Exxon Mobil Corp.	150,353	10,252,571	Maxim Integrated
Hess Corp.	10,143	613,651	Products, Inc.	14,568	295,730
Murphy Oil Corp.	34,958	1,894,724	NVIDIA Corp.(1)	21,920	409,466
Occidental Petroleum Corp.	53,306	4,336,443	Texas Instruments, Inc.	55,955	1,458,187
Tesoro Corp.	5,270	71,408	Xilinx, Inc.	43,688	1,094,821
Valero Energy Corp.	14,801	247,917			10,429,989
Williams Cos., Inc. (The)	14,065	296,490	SOFTWARE — 3.9%
World Fuel Services Corp.	15,649	419,237	Microsoft Corp.	198,433	6,050,222
		30,415,445	Novell, Inc.(1)	53,533	222,162
PAPER & FOREST PRODUCTS — 0.1%			Oracle Corp.	76,143	1,868,549
Domtar Corp.(1)	2,360	130,768	Sybase, Inc.(1)	7,786	337,913
International Paper Co.	6,185	165,634	Symantec Corp.(1)	70,206	1,255,985
		296,402	Synopsys, Inc.(1)	17,892	398,634
PERSONAL PRODUCTS — 0.3%					10,133,465
Estee Lauder Cos., Inc.			SPECIALTY RETAIL — 2.7%
(The), Class A	18,132	876,863	AnnTaylor Stores Corp.(1)	25,693	350,453
PHARMACEUTICALS — 7.5%
			AutoNation, Inc.(1)	15,116	289,471
Bristol-Myers Squibb Co.	112,904	2,850,826
Eli Lilly & Co.	89,428	3,193,474	Barnes & Noble, Inc.	22,051	420,513
Johnson & Johnson	113,449	7,307,250	Gap, Inc. (The)	128,909	2,700,644
Merck & Co., Inc.	10,794	394,413	Home Depot, Inc. (The)	9,395	271,797
Pfizer, Inc.	317,963	5,783,747	RadioShack Corp.	66,116	1,289,262
			Rent-A-Center, Inc.(1)	41,574	736,691
		19,529,710
PROFESSIONAL SERVICES — 0.1%			Ross Stores, Inc.	25,752	1,099,868
Manpower, Inc.	3,470	189,393			7,158,699
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%			TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Boston Properties, Inc.	434	29,108	Jones Apparel Group, Inc.	38,903	624,782
Equity Residential	1,114	37,631	Polo Ralph Lauren Corp.	9,752	789,717
			Timberland Co. (The),
HRPT Properties Trust	29,392	190,166	Class A(1)	8,736	156,637
Public Storage	6,950	566,078			1,571,136
Simon Property Group, Inc.	8,157	650,929	TOBACCO — 1.1%
Vornado Realty Trust	478	33,431	Altria Group, Inc.	8,614	169,093
		1,507,343	Lorillard, Inc.	451	36,183
ROAD & RAIL — 1.6%			Philip Morris International, Inc.	14,100	679,479
CSX Corp.	22,533	1,092,625	Reynolds American, Inc.	35,135	1,861,101
Norfolk Southern Corp.	20,183	1,057,993			2,745,856
Union Pacific Corp.	31,162	1,991,252	WIRELESS TELECOMMUNICATION SERVICES — 0.1%
		4,141,870	Sprint Nextel Corp.(1)	58,411	213,784
			TOTAL COMMON STOCKS
			(Cost $225,740,985)		259,664,910

13

VP Income & Growth

	Shares	Value	Notes to Schedule of Investments
Convertible Preferred Stocks — 0.1%			ADR = American Depositary Receipt
DIVERSIFIED FINANCIAL SERVICES — 0.1%			SPDR = Standard & Poor’s Depositary Receipts
Bank of America Corp.,			(1) Non-income producing.
10.00%, 12/31/49(3)			(2) Industry is less than 0.05% of total net assets.
(Cost $197,325)	13,155	$ 196,273	(3) Perpetual security. These securities do not have a predetermined
			maturity date. The coupon rates are fixed for a period of time and
Temporary Cash Investments — 0.2%			may be structured to adjust thereafter. Interest reset or next call
JPMorgan U.S. Treasury			date is indicated, as applicable.
Plus Money Market Fund
Agency Shares	38,957	38,957	Industry classifications are unaudited.
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 2.375%, 10/31/14,			See Notes to Financial Statements.
valued at $406,251), in a joint trading
account at 0.01%, dated 12/31/09, due
1/4/10 (Delivery value $400,000)		400,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $438,957)		438,957
TOTAL INVESTMENT
SECURITIES — 99.6%
(Cost $226,377,267)		260,300,140
OTHER ASSETS AND
LIABILITIES — 0.4%		1,070,849
TOTAL NET ASSETS — 100.0%		$261,370,989

14

Statement of Assets and Liabilities

DECEMBER 31, 2009
Assets
Investment securities, at value (cost of $226,377,267)	$260,300,140
Receivable for investments sold	2,560,021
Receivable for capital shares sold	152,813
Dividends and interest receivable	313,439
263,326,413

Liabilities
Payable for investments purchased	1,654,722
Payable for capital shares redeemed	141,906
Accrued management fees	155,725
Distribution fees payable	3,071
1,955,424

Net Assets	$261,370,989

Net Assets Consist of:
Capital (par value and paid-in surplus)	$323,292,693
Undistributed net investment income	60,012
Accumulated net realized loss on investment transactions	(95,904,589)
Net unrealized appreciation on investments	33,922,873
$261,370,989

Class I, $0.01 Par Value
Net assets	$243,409,107
Shares outstanding	45,259,130
Net asset value per share	$5.38

Class II, $0.01 Par Value
Net assets	$14,510,589
Shares outstanding	2,696,886
Net asset value per share	$5.38

Class III, $0.01 Par Value
Net assets	$3,451,293
Shares outstanding	641,680
Net asset value per share	$5.38

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED DECEMBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,211)	$ 6,524,137
Interest	539
6,524,676

Expenses:
Management fees	1,702,912
Distribution fees	32,904
Directors’ fees and expenses	9,743
Other expenses	250
1,745,809

Net investment income (loss)	4,778,867

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(42,869,869)
Futures contract transactions	(50,534)
(42,920,403)

Change in net unrealized appreciation (depreciation) on:
Investments	77,540,078

Net realized and unrealized gain (loss)	34,619,675

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 39,398,542

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 4,778,867	$ 7,132,214
Net realized gain (loss)	(42,920,403)	(42,741,893)
Change in net unrealized appreciation (depreciation)	77,540,078	(119,175,205)
Net increase (decrease) in net assets resulting from operations	39,398,542	(154,784,884)

Distributions to Shareholders
From net investment income:
Class I	(11,010,568)	(7,806,192)
Class II	(576,303)	(347,920)
Class III	(134,815)	(119,914)
From net realized gains:
Class I	—	(46,765,885)
Class II	—	(2,405,270)
Class III	—	(718,391)
Decrease in net assets from distributions	(11,721,686)	(58,163,572)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(28,726,221)	(38,315,439)(1)

Redemption Fees
Increase in net assets from redemption fees	567	—(1)

Net increase (decrease) in net assets	(1,048,798)	(251,263,895)

Net Assets
Beginning of period	262,419,787	513,683,682
End of period	$261,370,989	$ 262,419,787

Undistributed net investment income	$60,012	$7,109,634

(1) Capital share transactions for the year ended December 31, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

17

Notes to Financial Statements

DECEMBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II, and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

18

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(85,971,201), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(33,351,678) and $(52,619,523) expire in 2016 and 2017, respectively.

The fund has elected to treat $(379,568) of net capital losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by a fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation‘s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since December 31, 2009 that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 12, 2010, the date the financial statements were issued.

19

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class of the fund for the year ended December 31, 2009 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, were $111,348,487 and $146,572,431, respectively.

As of December 31, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$235,931,087
Gross tax appreciation of investments	$ 40,697,481
Gross tax depreciation of investments	(16,328,428)
Net tax appreciation (depreciation) of investments	$ 24,369,053

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

4. Capital Share Transactions
	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,662,082	$ 12,250,101	3,452,332	$ 22,188,106
Issued in reinvestment of distributions	2,752,869	11,010,568	8,120,845	54,572,077
Redeemed	(10,966,102)	(50,738,660)	(17,677,958)	(113,820,854)
	(5,551,151)	(27,477,991)	(6,104,781)	(37,060,671)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	375,445	1,760,514	565,186	3,419,388
Issued in reinvestment of distributions	144,662	576,303	409,701	2,753,190
Redeemed	(786,135)	(3,611,604)	(992,539)	(6,384,231)
	(266,028)	(1,274,787)	(17,652)	(211,653)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	155,550	773,484	164,944	1,182,902
Issued in reinvestment of distributions	33,500	134,815	124,748	838,305
Redeemed	(196,583)	(881,742)	(494,423)	(3,064,322)(1)
	(7,533)	26,557	(204,731)	(1,043,115)
Net increase (decrease)	(5,824,712)	$(28,726,221)	(6,327,164)	$ (38,315,439)
(1) Net of redemption fees of $1,903.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of December 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$259,664,910	—	—
Convertible Preferred Stocks	—	$196,273	—
Temporary Cash Investments	38,957	400,000	—
Total Value of Investment Securities	$259,703,867	$596,273	—

21

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At December 31, 2009, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2009, the effect of equity price risk derivatives on the Statement of Operations was $(50,534) in net realized gain (loss) on futures contract transactions.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $11,721,686, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2009 as qualified for the corporate dividends received deduction.

22

Financial Highlights

VP Income & Growth

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.82	$8.46	$8.63	$7.51	$7.32
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.12	0.12	0.14	0.13
Net Realized and Unrealized Gain (Loss)	0.70	(2.77)	(0.13)	1.12	0.20
Total From Investment Operations	0.79	(2.65)	(0.01)	1.26	0.33
Distributions
From Net Investment Income	(0.23)	(0.14)	(0.16)	(0.14)	(0.14)
From Net Realized Gains	—	(0.85)	—	—	—
Total Distributions	(0.23)	(0.99)	(0.16)	(0.14)	(0.14)
Net Asset Value, End of Period	$5.38	$4.82	$8.46	$8.63	$7.51

Total Return(2)	18.10%	(34.59)%	(0.07)%	17.09%	4.63%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.70%	0.70%	0.71%	0.70%	0.70%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.98%	1.86%	1.39%	1.75%	1.81%
Portfolio Turnover Rate	46%	57%	54%	63%	76%
Net Assets, End of Period (in thousands)	$243,409	$245,028	$481,304	$615,658	$772,330
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

23

VP Income & Growth

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.81	$8.44	$8.62	$7.50	$7.30
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.10	0.10	0.12	0.11
Net Realized and Unrealized Gain (Loss)	0.70	(2.76)	(0.14)	1.12	0.22
Total From Investment Operations	0.78	(2.66)	(0.04)	1.24	0.33
Distributions
From Net Investment Income	(0.21)	(0.12)	(0.14)	(0.12)	(0.13)
From Net Realized Gains	—	(0.85)	—	—	—
Total Distributions	(0.21)	(0.97)	(0.14)	(0.12)	(0.13)
Net Asset Value, End of Period	$5.38	$4.81	$8.44	$8.62	$7.50

Total Return(2)	17.77%	(34.73)%	(0.43)%	16.81%	4.52%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.95%	0.95%	0.96%	0.95%	0.95%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.73%	1.61%	1.14%	1.50%	1.56%
Portfolio Turnover Rate	46%	57%	54%	63%	76%
Net Assets, End of Period (in thousands)	$14,511	$14,261	$25,158	$27,778	$27,857
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

24

VP Income & Growth

Class III
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.82	$8.46	$8.63	$7.51	$7.32
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.12	0.12	0.13	0.13
Net Realized and Unrealized Gain (Loss)	0.70	(2.77)	(0.13)	1.13	0.20
Total From Investment Operations	0.79	(2.65)	(0.01)	1.26	0.33
Distributions
From Net Investment Income	(0.23)	(0.14)	(0.16)	(0.14)	(0.14)
From Net Realized Gains	—	(0.85)	—	—	—
Total Distributions	(0.23)	(0.99)	(0.16)	(0.14)	(0.14)
Net Asset Value, End of Period	$5.38	$4.82	$8.46	$8.63	$7.51

Total Return(2)	18.10%	(34.59)%	(0.07)%	17.09%	4.63%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.70%	0.70%	0.71%	0.70%	0.70%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.98%	1.86%	1.39%	1.75%	1.81%
Portfolio Turnover Rate	46%	57%	54%	63%	76%
Net Assets, End of Period (in thousands)	$3,451	$3,131	$7,222	$9,838	$5,601
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Income & Growth Fund of American Century Variable Portfolios, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2010

26

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM) or American Century Global Investment Management, Inc. (ACGIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

27

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

28

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to
September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

29

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1002
CL-ANN-67559

Annual Report
December 31, 2009

American Century Variable Portfolios

VP International Fund

Market Perspective	2
International Equity Total Returns	2

VP International

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Types of Investments in Portfolio	7
Investments by Country	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	27

Other Information

Management	28
Additional Information	31
Index Definitions	32

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Shook Off Early Declines

The near collapse of the global financial system in the fall of 2008 fueled the worldwide recession and credit crisis and sent investors fleeing stocks and other risky assets. In this environment, international equity markets plunged to multi-year lows on sharp double-digit losses.

By mid-March, investor confidence and stock market performance showed an abrupt and surprising turnaround, triggered by a belief that the global financial system was no longer on the verge of collapse. Optimistic investors focused on early signs suggesting the global recession was easing, favoring lower-quality stocks that had been battered the most in the prior months. By the third quarter of 2009, gross domestic product returned to positive territory in Germany, France, and Japan, while industrial production and global trade levels improved in China. Meanwhile, consumer confidence improved throughout Europe, and in the United Kingdom the troubled housing market showed signs of stabilizing.

After bottoming on March 9, global stock markets rallied sharply to finish the 12-month period with strong gains. With renewed confidence in equities, investors shifted funds toward riskier assets, which, combined with rising commodity prices, bolstered performance among emerging markets.

Recovery’s Sustainability Remained in Question

Despite improving conditions, central bankers worldwide voiced concerns about the overall stability and sustainability of the economic recovery. The Bank of Japan stated downside risks remain, and European Central Bank officials stressed a recovery likely would be uneven. At the same time, officials mulled plans to reduce market liquidity, as the massive and widespread government stimulus efforts neared expiration. Meanwhile, rising unemployment dampened consumer spending, pricing data failed to support inflationary or deflationary expectations, and the Chinese government repeated concerns about overcapacity in the materials sector.

If, in the coming months, consumers worldwide do not increase spending, either due to prolonged unemployment or the need to repair their net worth, additional stimulus packages may become necessary. We expect continued easy monetary and fiscal policies globally, as most central banks seek to avoid fostering a “double-dip” recession.

International Equity Total Returns
For the 12 months ended December 31, 2009 (in U.S. dollars)
MSCI EAFE Index	31.78%	MSCI Europe Index	35.83%
MSCI EAFE Growth Index	29.36%	MSCI World Free Index	29.99%
MSCI EAFE Value Index	34.23%	MSCI Japan Index	6.25%
MSCI EM Index	78.51%

2

Performance

VP International

Total Returns as of December 31, 2009
			Average Annual Returns

	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Class I	AVIIX	33.76%	4.29%	-1.87%	5.56%	5/1/94
MSCI EAFE Index	—	31.78%	3.54%	1.17%	4.70%(1)	—
MSCI EAFE Growth Index	—	29.36%	3.65%	-1.31%	3.10%(1)	—
Class II	ANVPX	33.63%	4.14%	—	2.99%	8/15/01
Class III	AIVPX	33.76%	4.26%	—	4.80%	5/2/02
Class IV	AVPLX	33.63%	4.11%	—	5.98%	5/3/04
(1) Since 4/30/94, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP International

One-Year Returns Over 10 Years
Periods ended December 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	-16.83%	-29.17%	-20.37%	24.51%	14.92%	13.25%	25.03%	18.06%	-44.82%	33.76%
MSCI EAFE Index	-14.17%	-21.44%	-15.94%	38.59%	20.25%	13.54%	26.34%	11.17%	-43.38%	31.78%
MSCI EAFE
Growth Index	-24.52%	-24.58%	-16.02%	31.99%	16.13%	13.28%	22.32%	16.46%	-42.70%	29.36%

Total Annual Fund Operating Expenses
Class I	Class II	Class III	Class IV
1.37%	1.52%	1.37%	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please to position call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP International

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The VP International portfolio advanced 33.76%* for the 12 months ended December 31, 2009, outperforming its benchmark, the MSCI EAFE Index, which gained 31.78%.

Despite the severe global recession, credit-market meltdown, and financial-sector crisis, international stocks finished the 12-month period with sharp gains. Initially, stocks plunged, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. By mid-March, however, market sentiment and stock performance reversed course quickly, as massive stimulus efforts from global central banks and governments generated optimism among investors.

On an absolute basis, nearly every sector and country represented in the portfolio and benchmark posted positive returns for the 12-month period. Stock selection, primarily in the information technology and energy sectors, accounted for the portfolio’s outperformance relative to the benchmark.

Japan, South Korea Were Top Countries

From a regional perspective, the portfolio’s holdings in Japan contributed the most to relative performance, due to a large underweight position. South Korea, a non-benchmark country, also contributed strongly to portfolio results, as the country’s economy benefited from low interest rates and government stimulus efforts. In particular, Hyundai Motor Co. was among the portfolio’s leading contributors, as the “cash for clunkers” incentive program in the U.S. boosted sales for the automaker.

At the opposite end of the spectrum, stock selection in the United Kingdom, the portfolio’s largest country weighting at year-end, and an underweight position in Australia hurt the portfolio’s performance.

Technology, Utilities Drove Sector Results

Information technology was the portfolio’s top-performing sector, with stock selection driving the solid results. Our stock selection was particularly effective in the communications equipment segment, where Canadian-based Research In Motion (RIM) was the top-contributing stock. The portfolio’s out-of-benchmark position in RIM, the developer of the BlackBerry wireless device, was among the leading contributors for the period. Sales of the company’s touch-screen Storm device, RIM’s answer to Apple’s iPhone, gained traction after RIM resolved several software issues that emerged after the product’s initial launch.

*All fund returns referenced in this commentary are for Class I shares.

5

VP International

An underweight position in the utilities sector also contributed strongly to relative performance. In addition, the portfolio’s consumer discretionary sector, among the largest sectors in the portfolio, contributed positively, and the energy sector was strong. Our energy equipment and services companies showed strong results, led by our overweighted positions in Saipem, an Italian oil and gas services company, which was the portfolio’s top contributor for the year. In addition, Bermuda-based Seadrill, an offshore drilling company, posted strong results after announcing it was actively pursuing acquisitions and it had successfully completed a new debt offering to increase its cash position.

Industrials, Financial Sectors Lagged

The industrials sector represented the portfolio’s largest performance detractor, primarily due to ineffective stock selection and an underweight to the sector as a whole. Poor stock selection combined with an overweight in the machinery industry accounted for the bulk of the sector’s underper-formance. Our overweight position in Japan Steel Works was the sector’s largest laggard, and it was among the weakest holdings in the portfolio.

After plunging in late 2008 and early 2009, the financial sector rebounded sharply during the remainder of the period. The financial sector represented the portfolio’s largest sector weighting at the end of the 12 months, and our overall stock selection was effective. But the portfolio’s underweight compared with the benchmark detracted from relative performance, particularly in the insurance and capital markets industries. In the insurance industry, our overweighted position in Japan’s Sony Financial Holdings hurt results, and the position was among the portfolio’s top detractors. In the capital markets industry, not owning Germany’s Deutsche Bank AG hurt relative performance.

Outlook

Signs of improvement in corporate earnings have surfaced globally. While most of the improvements have come from cost cutting and restructuring, we remain encouraged and believe any revenue growth may immediately affect the bottom line. Nevertheless, the upcoming corporate earnings reporting season should provide more clarity on the sustainability of recent improvements. VP International continues to primarily invest in companies located in developed countries around the world (excluding the United States).

6

VP International

Top Ten Holdings as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
BHP Billiton Ltd.	2.5%	2.1%
Saipem SpA	2.3%	1.8%
HSBC Holdings plc (Hong Kong)	2.1%	1.2%
Roche Holding AG	1.8%	1.3%
BG Group plc	1.8%	1.9%
Nestle SA	1.7%	2.0%
Vale SA Preference Shares	1.7%	1.9%
Telefonica SA	1.6%	1.2%
Honda Motor Co. Ltd.	1.6%	1.0%
Novartis AG	1.6%	1.5%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Foreign Common Stocks	99.6%	98.8%
Temporary Cash Investments	0.2%	0.6%
Other Assets and Liabilities	0.2%	0.6%

Investments by Country as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
United Kingdom	18.9%	18.6%
Japan	15.4%	14.1%
Switzerland	8.7%	9.7%
Germany	6.5%	5.9%
France	6.0%	5.4%
Australia	4.9%	5.0%
Brazil	3.8%	3.4%
Netherlands	3.7%	2.3%
People’s Republic of China	3.4%	3.9%
South Korea	3.4%	3.2%
Spain	3.1%	3.4%
Italy	3.1%	4.6%
Sweden	3.1%	0.9%
Other Countries	15.6%	18.4%
Cash and Equivalents*	0.4%	1.2%
*Includes temporary cash investments, and other assets and liabilities.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09 - 12/31/09	Expense Ratio*
Actual
Class I	$1,000	$1,234.80	$7.77	1.38%
Class II	$1,000	$1,235.20	$8.62	1.53%
Class III	$1,000	$1,234.80	$7.77	1.38%
Class IV	$1,000	$1,235.20	$8.62	1.53%
Hypothetical
Class I	$1,000	$1,018.25	$7.02	1.38%
Class II	$1,000	$1,017.49	$7.78	1.53%
Class III	$1,000	$1,018.25	$7.02	1.38%
Class IV	$1,000	$1,017.49	$7.78	1.53%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

VP International

DECEMBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 99.6%			Pernod-Ricard SA	24,882	$ 2,135,754
AUSTRALIA — 4.9%			Societe Television Francaise 1	59,079	1,091,007
BHP Billiton Ltd.	220,549	$ 8,445,655	Total SA	58,750	3,764,791
Commonwealth Bank					20,401,261
of Australia	80,190	3,910,239	GERMANY — 6.5%
QBE Insurance Group Ltd.	42,600	972,325	Allianz SE	31,580	3,930,853
Wesfarmers Ltd.	128,176	3,563,639	BASF SE	61,370	3,806,564
		16,891,858	Bayer AG	31,020	2,479,277
BELGIUM — 1.0%			Daimler AG	55,040	2,940,622
Anheuser-Busch InBev NV	46,579	2,406,462	Deutsche Boerse AG	10,240	851,367
KBC Groep NV(1)	24,590	1,064,894	E.ON AG	17,330	723,487
		3,471,356	Fresenius Medical Care AG
BERMUDA — 0.8%			& Co. KGaA	36,233	1,918,472
Seadrill Ltd.	103,590	2,623,976	HeidelbergCement AG	38,356	2,638,345
BRAZIL — 3.8%			Metro AG	21,980	1,339,752
			Muenchener
Banco Santander Brasil			Rueckversicherungs-
SA ADR	133,830	1,865,590	Gesellschaft AG	11,040	1,720,993
Cielo SA	103,957	906,049			22,349,732
Itau Unibanco Holding SA			GREECE — 0.1%
Preference Shares	87,740	1,985,610
			National Bank of
Petroleo Brasileiro SA-			Greece SA(1)	20,153	513,883
Petrobras ADR	52,000	2,479,360
Vale SA Preference Shares	229,800	5,691,036	HONG KONG — 0.9%
		12,927,645	Li & Fung Ltd.	718,000	2,954,914
CANADA — 1.2%			INDIA — 1.3%
			Housing Development
Canadian National			Finance Corp. Ltd.	14,794	848,770
Railway Co.	38,870	2,131,095
EnCana Corp.	34,521	1,118,135	Infosys Technologies Ltd.	27,930	1,554,358
			Infrastructure Development
Research In Motion Ltd.(1)	14,550	982,707	Finance Co. Ltd.	101,230	334,088
		4,231,937	Larsen & Toubro Ltd.	49,320	1,765,734
CZECH REPUBLIC — 0.3%					4,502,950
CEZ AS	25,070	1,176,048	INDONESIA — 0.3%
DENMARK — 1.1%			PT Bank Rakyat Indonesia	1,079,500	872,258
Novo Nordisk A/S B Shares	57,044	3,649,835	IRELAND — 1.3%
FRANCE — 6.0%			CRH plc	72,984	1,976,967
BNP Paribas	67,435	5,321,540	Experian plc	152,810	1,510,622
Cie Generale des			Ryanair Holdings plc ADR(1)	34,781	932,826
Etablissements Michelin,
Class B	13,440	1,030,920			4,420,415
Danone SA	22,764	1,386,311	ITALY — 3.1%
GDF Suez	31,650	1,373,096	ENI SpA	70,480	1,794,356
Legrand SA	52,496	1,463,839	Saipem SpA	233,309	8,014,810
LVMH Moet Hennessy Louis			UniCredit SpA(1)	255,220	848,959
Vuitton SA	25,240	2,834,003			10,658,125

10

VP International
	Shares	Value		Shares	Value
JAPAN — 15.4%			PEOPLE’S REPUBLIC OF CHINA — 3.4%
Asahi Glass Co. Ltd.	155,000	$ 1,452,015	Baidu, Inc. ADR(1)	3,230	$ 1,328,273
Canon, Inc.	16,700	705,994	Ctrip.com International
FAST RETAILING CO. LTD.	14,300	2,668,928	Ltd. ADR(1)	28,130	2,021,422
Hitachi Construction			Industrial & Commercial
Machinery Co. Ltd.	150,000	3,910,005	Bank of China Ltd. H Shares	2,811,000	2,306,864
Honda Motor Co. Ltd.	165,100	5,582,372	Mindray Medical
HOYA Corp.	123,200	3,266,126	International Ltd. ADR	35,950	1,219,424
Ibiden Co., Ltd.	48,100	1,713,025	Tencent Holdings Ltd.	133,900	2,885,868
iShares MSCI Japan			ZTE Corp. H Shares	309,600	1,891,600
Index Fund	115,300	1,123,022			11,653,451
JGC Corp.	88,000	1,620,003	POLAND — 1.0%
Kubota Corp.	108,000	993,150	Powszechna Kasa
Mitsubishi Corp.	199,000	4,947,705	Oszczednosci Bank Polski SA	258,170	3,395,868
Mitsubishi UFJ Financial			RUSSIAN FEDERATION — 0.2%
Group, Inc.	402,300	1,969,737	Vimpel-Communications ADR	44,870	834,133
Nidec Corp.	45,000	4,137,756	SINGAPORE — 0.3%
Nitori Co. Ltd.	32,950	2,451,752	United Overseas Bank Ltd.	64,000	890,657
Nomura ETF - Nikkei 225	22,960	2,631,557	SOUTH KOREA — 3.4%
ORIX Corp.	58,490	3,977,645	Hyundai Motor Co.(1)	36,078	3,724,404
Rakuten, Inc.	4,530	3,443,256	POSCO	7,550	3,974,595
SOFTBANK CORP.	112,000	2,617,755	Samsung Electronics
Toshiba Corp.(1)	310,000	1,709,639	Co. Ltd.	5,550	3,790,555
Unicharm Corp.	17,200	1,610,208			11,489,554
		52,531,650	SPAIN — 3.1%
LUXEMBOURG — 0.5%			Banco Santander SA	312,191	5,129,265
Millicom International			Telefonica SA	200,890	5,599,116
Cellular SA	21,932	1,617,924			10,728,381
MEXICO — 0.2%			SWEDEN — 3.1%
Grupo Financiero Banorte			Atlas Copco AB A Shares	259,280	3,789,068
SAB de CV, Series O	224,930	811,206	Autoliv, Inc.	14,850	643,896
MULTI-NATIONAL — 1.5%			Electrolux AB B Shares(1)	79,370	1,862,908
iShares MSCI EAFE			Getinge AB B Shares	43,740	830,067
Index Fund	30,860	1,706,558	H & M Hennes & Mauritz AB
iShares MSCI Emerging			B Shares	29,690	1,642,967
Markets Index Fund	79,450	3,297,175	Volvo AB B Shares	198,800	1,693,718
		5,003,733			10,462,624
NETHERLANDS — 3.7%			SWITZERLAND — 8.7%
Akzo Nobel NV	17,900	1,179,837	Adecco SA	37,790	2,086,349
ASML Holding NV	112,810	3,837,004	Credit Suisse Group AG	85,570	4,214,420
Koninklijke KPN NV	85,460	1,449,549	Julius Baer Group Ltd.	34,400	1,201,440
TNT NV	127,610	3,905,995	Nestle SA	117,510	5,708,965
Unilever NV CVA	72,140	2,350,700	Novartis AG	99,200	5,404,637
		12,723,085	Roche Holding AG	36,536	6,215,365
NORWAY — 1.0%			Sonova Holding AG	10,290	1,244,262
DnB NOR ASA(1)	61,640	669,139	Syngenta AG	13,360	3,743,701
Norsk Hydro ASA(1)	125,050	1,039,520			29,819,139
Yara International ASA	38,250	1,731,948
		3,440,607

11

VP International
	Shares	Value		Shares	Value
TAIWAN (REPUBLIC OF CHINA) — 1.6%			Temporary Cash Investments — 0.2%
Hon Hai Precision Industry
Co. Ltd.	597,000	$ 2,808,411	JPMorgan U.S. Treasury
			Plus Money Market Fund
Taiwan Semiconductor			Agency Shares	113,379	$ 113,379
Manufacturing Co. Ltd. ADR	103,426	1,183,194
			Repurchase Agreement, Bank of America
Wistron Corp.	793,994	1,533,463	Securities, LLC, (collateralized by various
		5,525,068	U.S. Treasury obligations, 2.375%, 10/31/14,
TURKEY — 1.0%			valued at $507,814), in a joint trading
Turkiye Garanti Bankasi AS	808,990	3,436,197	account at 0.01%, dated 12/31/09, due
			1/4/10 (Delivery value $500,001)		500,000
UNITED KINGDOM — 18.9%
			TOTAL TEMPORARY
Admiral Group plc	141,504	2,699,330	CASH INVESTMENTS
Antofagasta plc	166,534	2,640,550	(Cost $613,379)		613,379
ARM Holdings plc	426,620	1,219,915	TOTAL INVESTMENT
AstraZeneca plc	36,690	1,723,956	SECURITIES — 99.8%
Autonomy Corp. plc(1)	29,253	713,246	(Cost $253,567,845)		341,439,704
			OTHER ASSETS
Barclays plc	846,784	3,731,503	AND LIABILITIES — 0.2%		713,417
BG Group plc	339,630	6,082,017	TOTAL NET ASSETS — 100.0%		$342,153,121
BP plc	235,818	2,280,638
British Airways plc(1)	224,820	670,689	Market Sector Diversification
British American
Tobacco plc	58,423	1,895,276	(as a % of net assets)
British Sky Broadcasting			Financials		20.0%
Group plc	135,250	1,218,359	Consumer Discretionary		14.4%
Capita Group plc (The)	85,460	1,030,802	Industrials		10.9%
Carnival plc(1)	69,560	2,375,372	Materials		10.8%
Compass Group plc	358,640	2,561,493	Information Technology		10.6%
GlaxoSmithKline plc	99,028	2,097,726	Consumer Staples		8.8%
HSBC Holdings plc			Energy		8.7%
(Hong Kong)	639,672	7,282,240	Health Care		7.8%
Intercontinental Hotels			Telecommunication Services		4.0%
Group plc	121,960	1,745,269	Diversified		2.6%
ITV plc(1)	2,204,580	1,861,299	Utilities		1.0%
Kingfisher plc	623,449	2,285,368	Cash and Equivalents*		0.4%
Man Group plc	104,831	515,671	*Includes temporary cash investments and other assets and liabilities.
Next plc	73,070	2,436,141
Reckitt Benckiser Group plc	59,567	3,227,210	Notes to Schedule of Investments
Rolls-Royce Group plc(1)	224,770	1,754,072	ADR = American Depositary Receipt
Rolls-Royce Group plc			CVA = Certificaten Van Aandelen
C Shares(1)	12,652,200	20,436	EAFE = Europe, Australasia, and Far East
Smiths Group plc	101,870	1,666,855	ETF = Exchange Traded Fund
Standard Chartered plc	50,125	1,255,259	MSCI = Morgan Stanley Capital International
Tesco plc	635,440	4,365,988	(1) Non-income producing.
Tullow Oil plc	79,750	1,663,100
Vodafone Group plc	776,040	1,797,075	Geographic classifications and market sector diversification
		64,816,855	are unaudited.
TOTAL COMMON STOCKS
(Cost $252,954,466)		340,826,325
			See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2009
Assets
Investment securities, at value (cost of $253,567,845)	$341,439,704
Foreign currency holdings, at value (cost of $291,084)	289,285
Receivable for capital shares sold	182,320
Dividends and interest receivable	841,877
Other assets	51,379
342,804,565

Liabilities
Payable for investments purchased	20,436
Payable for capital shares redeemed	209,335
Accrued management fees	396,536
Distribution fees payable	17,470
Accrued foreign taxes	7,667
651,444

Net Assets	$342,153,121

Net Assets Consist of:
Capital (par value and paid-in surplus)	$391,056,224
Undistributed net investment income	6,813,659
Accumulated net realized loss on investment and foreign currency transactions	(143,628,207)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	87,911,445
$342,153,121

Class I, $0.01 Par Value
Net assets	$258,873,027
Shares outstanding	33,468,125
Net asset value per share	$7.73

Class II, $0.01 Par Value
Net assets	$80,128,423
Shares outstanding	10,379,450
Net asset value per share	$7.72

Class III, $0.01 Par Value
Net assets	$1,237,125
Shares outstanding	159,960
Net asset value per share	$7.73

Class IV, $0.01 Par Value
Net assets	$1,914,546
Shares outstanding	247,886
Net asset value per share	$7.72

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $921,360)	$ 10,193,696
Interest	659
10,194,355

Expenses:
Management fees	5,128,247
Distribution fees:
Class II	182,982
Class IV	17,628
Directors’ fees and expenses	17,984
Other expenses	1,844
5,348,685

Net investment income (loss)	4,845,670

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(102))	(28,195,516)
Futures contract transactions	142,218
Foreign currency transactions	(691,843)
(28,745,141)

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $7,667)	115,616,524
Translation of assets and liabilities in foreign currencies	12,842,799
128,459,323

Net realized and unrealized gain (loss)	99,714,182

Net Increase (Decrease) in Net Assets Resulting from Operations	$104,559,852

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 4,845,670	$ 10,765,616
Net realized gain (loss)	(28,745,141)	(113,437,647)
Change in net unrealized appreciation (depreciation)	128,459,323	(305,669,182)
Net increase (decrease) in net assets resulting from operations	104,559,852	(408,341,213)

Distributions to Shareholders
From net investment income:
Class I	(6,562,603)	(4,434,878)
Class II	(1,485,016)	(883,693)
Class III	(1,201,826)	(812,657)
Class IV	(215,200)	(126,444)
From net realized gains:
Class I	—	(52,094,120)
Class II	—	(13,029,835)
Class III	—	(9,545,840)
Class IV	—	(1,864,389)
Decrease in net assets from distributions	(9,464,645)	(82,791,856)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(207,960,526)	(84,095,855)(1)

Redemption Fees
Increase in net assets from redemption fees	6,342	—(1)

Net increase (decrease) in net assets	(112,858,977)	(575,228,924)

Net Assets
Beginning of period	455,012,098	1,030,241,022
End of period	$342,153,121	$ 455,012,098

Undistributed net investment income	$6,813,659	$9,286,484
(1) Capital share transactions for the year ended December 31, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in stocks of foreign companies that management believes will increase in value over time. The fund will invest primarily in securities of issuers located in at least three developed countries (excluding the United States). The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

16

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

17

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(133,383,673), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(54,865,268) and $(78,518,405) expire in 2016 and 2017, respectively.

The fund has elected to treat $(45,024) of net foreign currency losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by a fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 12, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. The effective annual management fee for each class of the fund for the year ended December 31, 2009 was 1.36%, 1.26%, 1.36% and 1.26% for Class I, Class II, Class III and Class IV, respectively.

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ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan for Class II and a separate Master Distribution Plan for Class IV (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will each pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, were $478,203,221 and $688,943,588, respectively.

As of December 31, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$264,380,498
Gross tax appreciation of investments	$78,553,273
Gross tax depreciation of investments	(1,494,067)
Net tax appreciation (depreciation) of investments	$77,059,206

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

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4. Capital Share Transactions
	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	7,095,970	$ 48,466,746	8,854,885	$ 80,255,338
Issued in reinvestment of distributions	1,396,297	6,562,603	5,803,799	56,528,998
Redeemed	(27,377,793)	(172,615,429)	(21,541,269)	(196,014,404)
	(18,885,526)	(117,586,080)	(6,882,585)	(59,230,068)
Class II/Shares Authorized	100,000,000		50,000,000
Sold	415,217	2,559,962	1,310,118	11,446,827
Issued in reinvestment of distributions	316,635	1,485,016	1,429,962	13,913,528
Redeemed	(3,152,095)	(19,034,401)	(4,805,106)	(41,221,219)
	(2,420,243)	(14,989,423)	(2,065,026)	(15,860,864)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	297,305	1,704,952	612,824	5,291,757
Issued in reinvestment of distributions	255,708	1,201,826	1,063,501	10,358,497
Redeemed	(10,053,116)	(67,546,733)	(2,846,327)	(24,363,966)(1)
	(9,500,103)	(64,639,955)	(1,170,002)	(8,713,712)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold	140,473	868,479	440,677	4,345,289
Issued in reinvestment of distributions	45,787	215,200	204,398	1,990,833
Redeemed	(1,771,777)	(11,828,747)	(779,215)	(6,627,333)(2)
	(1,585,517)	(10,745,068)	(134,140)	(291,211)
Net increase (decrease)	(32,391,389)	$(207,960,526)	(10,251,753)	$ (84,095,855)
(1) Net of redemption fees of $13,402.
(2) Net of redemption fees of $7,526.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluation of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of December 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$22,353,639	$318,472,686	—
Temporary Cash Investments	113,379	500,000	—
Total Value of Investment Securities	$22,467,018	$318,972,686	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price derivative instruments for temporary investment purposes.

At December 31, 2009, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2009, the effect of equity price risk derivatives on the Statement of Operations was $142,218 in net realized gain (loss) on futures contract transactions.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2009, the fund did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include, but are not limited to, those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

21

9. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2009.

As of December 31, 2009, the fund hereby designates $940,557, or up to the maximum amount allowable, as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended December 31, 2009, the fund earned $10,986,864 from income derived from foreign sources.

22

Financial Highlights

VP International

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.94	$11.86	$10.12	$8.23	$7.35
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.13	0.11	0.05	0.09
Net Realized and Unrealized Gain (Loss)	1.84	(5.06)	1.70	1.98	0.88
Total From Investment Operations	1.92	(4.93)	1.81	2.03	0.97
Distributions
From Net Investment Income	(0.13)	(0.08)	(0.07)	(0.14)	(0.09)
From Net Realized Gains	—	(0.91)	—	—	—
Total Distributions	(0.13)	(0.99)	(0.07)	(0.14)	(0.09)
Net Asset Value, End of Period	$7.73	$5.94	$11.86	$10.12	$8.23

Total Return(2)	33.76%	(44.82)%	18.06%	25.03%	13.25%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.37%	1.24%	1.20%	1.23%	1.23%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.30%	1.45%	1.00%	0.57%	1.15%
Portfolio Turnover Rate	126%	116%	101%	98%	97%
Net Assets, End of Period (in thousands)	$258,873	$310,899	$702,517	$620,235	$558,013
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

23

VP International

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.93	$11.84	$10.10	$8.22	$7.34
Income From Investment Operations
Net Investment Income (Loss)(1)	0.07	0.11	0.09	0.04	0.07
Net Realized and Unrealized Gain (Loss)	1.84	(5.05)	1.71	1.97	0.88
Total From Investment Operations	1.91	(4.94)	1.80	2.01	0.95
Distributions
From Net Investment Income	(0.12)	(0.06)	(0.06)	(0.13)	(0.07)
From Net Realized Gains	—	(0.91)	—	—	—
Total Distributions	(0.12)	(0.97)	(0.06)	(0.13)	(0.07)
Net Asset Value, End of Period	$7.72	$5.93	$11.84	$10.10	$8.22

Total Return(2)	33.63%	(44.90)%	17.92%	24.74%	13.11%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.52%	1.39%	1.35%	1.38%	1.38%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.15%	1.30%	0.85%	0.42%	1.00%
Portfolio Turnover Rate	126%	116%	101%	98%	97%
Net Assets, End of Period (in thousands)	$80,128	$75,869	$175,972	$160,914	$123,337
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

24

VP International

Class III
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.94	$11.86	$10.12	$8.23	$7.36
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.13	0.11	0.05	0.09
Net Realized and Unrealized Gain (Loss)	1.81	(5.06)	1.70	1.98	0.87
Total From Investment Operations	1.92	(4.93)	1.81	2.03	0.96
Distributions
From Net Investment Income	(0.13)	(0.08)	(0.07)	(0.14)	(0.09)
From Net Realized Gains	—	(0.91)	—	—	—
Total Distributions	(0.13)	(0.99)	(0.07)	(0.14)	(0.09)
Net Asset Value, End of Period	$7.73	$5.94	$11.86	$10.12	$8.23

Total Return(2)	33.76%	(44.82)%	18.06%	25.03%	13.10%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.37%	1.24%	1.20%	1.23%	1.23%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.30%	1.45%	1.00%	0.57%	1.15%
Portfolio Turnover Rate	126%	116%	101%	98%	97%
Net Assets, End of Period (in thousands)	$1,237	$57,369	$128,447	$121,320	$107,098
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

25

VP International

Class IV
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.93	$11.85	$10.10	$8.22	$7.35
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.12	0.09	0.04	0.08
Net Realized and Unrealized Gain (Loss)	1.82	(5.07)	1.72	1.97	0.87
Total From Investment Operations	1.91	(4.95)	1.81	2.01	0.95
Distributions
From Net Investment Income	(0.12)	(0.06)	(0.06)	(0.13)	(0.08)
From Net Realized Gains	—	(0.91)	—	—	—
Total Distributions	(0.12)	(0.97)	(0.06)	(0.13)	(0.08)
Net Asset Value, End of Period	$7.72	$5.93	$11.85	$10.10	$8.22

Total Return(2)	33.63%	(44.95)%	17.90%	24.86%	12.97%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.52%	1.39%	1.35%	1.38%	1.38%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.15%	1.30%	0.85%	0.42%	1.00%
Portfolio Turnover Rate	126%	116%	101%	98%	97%
Net Assets, End of Period (in thousands)	$1,915	$10,874	$23,306	$13,788	$10,420
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP International Fund of American Century Variable Portfolios, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2010

27

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM) or American Century Global Investment Management, Inc. (ACGIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

28

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President,
Sprint Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.;
Charming Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

29

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present);
Vice President, ACC (November 2005 to present); General Counsel, ACC (March
2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to
present); and Controller, various American Century Investments funds (1997 to
September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

30

Additional Information

Proxy Voting Guidelines

American Century Global Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury. com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1002
CL-ANN-67561

Annual Report
December 31, 2009

American Century Variable Portfolios

VP Large Company Value Fund

Market Perspective	2
U.S. Stock Index Returns.	2

VP Large Company Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23

Other Information

Management	24
Additional Information	27
Index Definitions	28

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

After a precipitous decline in 2008, the U.S. stock market posted a robust return in 2009, enjoying its best calendar-year performance since 2003. The market’s dramatic rebound resulted from renewed confidence in a potential economic recovery.

The year began on a down note, with stocks falling in January and February amid the continuation of a severe economic downturn and a liquidity crisis in the credit markets that led to significant losses for many financial companies. In response, the federal government took unprecedented actions to shore up the financial industry, restore liquidity in the credit markets, boost the housing sector, and revive the stalled economy.

These efforts began to bear fruit in the spring as signs of economic stabilization emerged. Although the unemployment rate continued to climb, peaking at a 26-year high of 10.1% in October, many other segments of the economy showed evidence of improvement. As a result, the U.S. economy generated positive growth in the third quarter—its first positive quarterly growth rate in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

The improving economic data and corporate profit growth erased the market’s pessimistic sentiment, leading to a significant stock market reversal. After falling to a multi-year low on March 9, the market began a steady rally that persisted through the end of the year. Overall, the broad stock indices returned more than 25% in 2009. As the table below indicates, mid-cap stocks posted the best results, while growth-oriented shares outpaced value by a substantial margin across all market capitalizations.

Challenges Still to Be Overcome

Despite the progress made over the past year, the economic environment remains uncertain and fragile. It is unclear whether the economy will remain on the path to recovery once the government begins to unwind its massive fiscal and monetary stimulus programs. In addition, several longer-term challenges need to be addressed, including a growing national debt, a weaker U.S. dollar, and the potential for significantly higher inflation when a recovery eventually takes hold.

U.S. Stock Index Returns
For the 12 months ended December 31, 2009
Russell 1000 Index (Large-Cap)	28.43%	Russell 2000 Index (Small-Cap)	27.17%
Russell 1000 Growth Index	37.21%	Russell 2000 Growth Index	34.47%
Russell 1000 Value Index	19.69%	Russell 2000 Value Index	20.58%
Russell Midcap Index	40.48%
Russell Midcap Growth Index	46.29%
Russell Midcap Value Index	34.21%

2

Performance

VP Large Company Value

Total Returns as of December 31, 2009
			Average Annual Returns
	Ticker			Since	Inception
	Symbol	1 year	5 years	Inception	Date
Class II	AVVTX	19.91%	-1.31%(1)	0.31%(1)	10/29/04
Russell 1000 Value Index(2)	—	19.69%	-0.25%	1.36%	—
S&P 500 Index(2)	—	26.46%	0.42%	1.84%	—
Class I	AVVIX	20.04%	-1.33%(1)	-0.87%(1)	12/1/04
(1)	Returns would have been lower if management fees had not been voluntarily reimbursed and/or waived.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP Large Company Value

One-Year Returns Over Life of Class
Periods ended December 31
	2004*	2005	2006	2007	2008	2009
Class II	8.52%	5.59%**	19.78%**	-1.35%	-37.42%	19.91%
Russell 1000 Value Index	8.57%	7.05%	22.25%	-0.17%	-36.85%	19.69%
S&P 500 Index	7.59%	4.91%	15.79%	5.49%	-37.00%	26.46%
* From 10/29/04, Class II’s inception date. Not annualized.
**Returns would have been lower, along with the ending value, if management fees had not been voluntarily reimbursed and/or waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

VP Large Company Value returned 20.04%* for the 12 months ended December 31, 2009. By comparison, its benchmark, the Russell 1000 Value Index, returned 19.69%, while the broader market, as measured by the S&P 500 Index, was up 26.46%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not. The average return for Morn-ingstar’s Large Cap Value category (whose performance, like VP Large Company Value’s, reflects operating expenses) was 24.13%.**

The annual period, described in the Market Perspective on page 2, was notable for the remarkable rebound of the equity market. At the beginning of 2009, stock prices continued to fall as the U.S. government struggled to contain the financial crisis and the economic recession deepened. Credit conditions remained extremely tight, and consumer confidence fell in the face of rising unemployment and declining home and equity prices. However, in early March, amid signs that the financial crisis could be easing, the equity market found a bottom and rallied, posting steady gains into year-end. Growth stocks outperformed value stocks across the capitalization spectrum. Against this backdrop, VP Large Company Value received positive results in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, the portfolio benefited from positions in the consumer staples and financials sectors. Investments in health care and materials stocks detracted.

Consumer Staples Contributed

During the fiscal year, security selection in the consumer staples sector contributed the most to relative performance. The portfolio did not own household products maker Procter & Gamble, which announced a slowdown in sales growth as consumers reined in spending, weakening the perception of it as a defensive investment in recessionary times. Also within the consumer staples sector, the portfolio benefited from its position in the beverages industry. A key contributor was Pepsi Bottling Group, the world’s largest bottler of Pepsi beverages. Its share price surged on news PepsiCo, which already owned one third of the bottling company, had launched a takeover bid. The deal is expected to close during 2010.

Financials Added Value

In financials, VP Large Company Value benefited from its relative underweights in commercial banks, thrifts, and mortgage finance companies. Security selection, particularly among real estate investment trusts (REITs), was also advantageous. For some time, we have been concerned about this

* All fund returns referenced in this commentary are for Class I shares.
**The average returns for the periods ended December 31, 2009 for Morningstar’s Large Cap Value category were 0.02% for the five-year period and
1.57% since the fund’s inception. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

VP Large Company Value

segment’s operating trends, financial leverage, access to funding, and valuation. As a result, the portfolio held a smaller-than-the-benchmark position. As the market rebounded, however, VP Large Company Value’s holdings performed well. A key contributor was Host Hotels & Resorts, a REIT that focuses on business and luxury hotel properties.

Health Care Detracted

The portfolio’s investments in the health care sector detracted the most from relative results. VP Large Company Value was hampered by an underweight position and security selection within the health care providers and services segment. Many of these stocks outperformed when investors’ worst-case scenarios for health care reform did not come to pass. Moreover, VP Large Company Value’s mix of pharmaceutical stocks also slowed progress. A notable detractor was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices, and pharmaceutical therapies. Abbott experienced a slowdown early in the year in prescription growth for Humira, its blockbuster drug for treating rheumatoid arthritis.

Materials Slowed Progress

In materials, the portfolio’s relative performance was hampered by what it didn’t own rather than by what it did. VP Large Company Value did not hold metals and mining company Freeport-McMoRan Copper & Gold. Its shares did very well as copper and gold prices climbed during the fiscal year.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. VP Large Company Value is broadly diversified, with ongoing overweight positions in the information technology and health care sectors. Our valuation work contributed to our smaller relative weightings in financials and utilities stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

6

VP Large Company Value

Top Ten Holdings as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Exxon Mobil Corp.	4.6%	4.9%
Pfizer, Inc.	3.9%	3.5%
AT&T, Inc.	3.9%	3.8%
Chevron Corp.	3.6%	3.5%
JPMorgan Chase & Co.	3.5%	3.5%
General Electric Co.	3.4%	3.0%
Bank of America Corp.	2.9%	2.3%
ConocoPhillips	2.8%	2.8%
Verizon Communications, Inc.	2.3%	2.2%
Royal Dutch Shell plc, Class A ADR	2.3%	2.5%

Top Five Industries as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Oil, Gas & Consumable Fuels	16.5%	15.3%
Pharmaceuticals	9.3%	12.8%
Diversified Financial Services	7.0%	5.8%
Diversified Telecommunication Services	6.6%	6.3%
Capital Markets	4.2%	3.9%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Common Stocks and Futures	98.5%	99.1%
Convertible Preferred Stocks	0.2%	—
Temporary Cash Investments	1.2%	0.9%
Other Assets and Liabilities	0.1%	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09 - 12/31/09	Expense Ratio*
Actual
Class I	$1,000	$1,212.50	$5.02	0.90%
Class II	$1,000	$1,210.30	$5.85	1.05%
Hypothetical
Class I	$1,000	$1,020.67	$4.58	0.90%
Class II	$1,000	$1,019.91	$5.35	1.05%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

VP Large Company Value

DECEMBER 31, 2009
Shares		Value		Shares	Value
Common Stocks — 96.7%			DIVERSIFIED FINANCIAL SERVICES — 6.8%
AEROSPACE & DEFENSE — 2.3%			Bank of America Corp.	11,810	$ 177,859
Honeywell International, Inc.	1,270	$ 49,784	Citigroup, Inc.	8,287	27,430
Lockheed Martin Corp.	400	30,140	JPMorgan Chase & Co.	5,220	217,517
Northrop Grumman Corp.	1,120	62,552			422,806
			DIVERSIFIED TELECOMMUNICATION
		142,476	SERVICES — 6.6%
BEVERAGES — 1.4%			AT&T, Inc.	8,700	243,861
Coca-Cola Co. (The)	1,580	90,060	CenturyTel, Inc.	690	24,985
BIOTECHNOLOGY — 0.7%			Verizon
Amgen, Inc.(1)	570	32,245	Communications, Inc.	4,390	145,441
Gilead Sciences, Inc.(1)	330	14,282			414,287
		46,527	ELECTRIC UTILITIES — 2.5%
CAPITAL MARKETS — 4.2%			Exelon Corp.	1,750	85,522
Ameriprise Financial, Inc.	1,260	48,913	PPL Corp.	2,160	69,790
Bank of New York Mellon					155,312
Corp. (The)	2,280	63,772	ENERGY EQUIPMENT & SERVICES — 2.0%
Goldman Sachs			Baker Hughes, Inc.	610	24,693
Group, Inc. (The)	570	96,239	Diamond Offshore
Morgan Stanley	1,730	51,208	Drilling, Inc.	170	16,731
		260,132	National Oilwell Varco, Inc.	1,230	54,231
CHEMICALS — 2.1%			Smith International, Inc.	400	10,868
E.I. du Pont de Nemours			Transocean Ltd.(1)	180	14,904
& Co.	2,200	74,074
PPG Industries, Inc.	980	57,369			121,427
		131,443	FOOD & STAPLES RETAILING — 3.3%
COMMERCIAL BANKS — 3.8%			Kroger Co. (The)	2,030	41,676
PNC Financial Services			SYSCO Corp.	1,300	36,322
Group, Inc.	780	41,176	Walgreen Co.	1,590	58,385
U.S. Bancorp.	3,330	74,958	Wal-Mart Stores, Inc.	1,290	68,950
Wells Fargo & Co.	4,538	122,481			205,333
		238,615	FOOD PRODUCTS — 1.0%
COMMERCIAL SERVICES & SUPPLIES — 1.7%			Kraft Foods, Inc., Class A	1,140	30,985
Avery Dennison Corp.	630	22,989	Unilever NV New York
Pitney Bowes, Inc.	960	21,849	Shares	1,010	32,654
R.R. Donnelley & Sons Co.	1,300	28,951			63,639
Waste Management, Inc.	900	30,429	HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
		104,218	Medtronic, Inc.	610	26,828
COMMUNICATIONS EQUIPMENT — 0.8%			HEALTH CARE PROVIDERS & SERVICES — 1.4%
			Aetna, Inc.	940	29,798
Cisco Systems, Inc.(1)	1,960	46,923
			Quest Diagnostics, Inc.	330	19,925
COMPUTERS & PERIPHERALS — 1.2%
			WellPoint, Inc.(1)	630	36,723
Hewlett-Packard Co.	1,480	76,235
CONSTRUCTION & ENGINEERING — 0.2%					86,446
			HOTELS, RESTAURANTS & LEISURE — 0.6%
Shaw Group, Inc. (The)(1)	520	14,950
			Darden Restaurants, Inc.	560	19,639
DIVERSIFIED CONSUMER SERVICES — 0.7%
			Starbucks Corp.(1)	660	15,220
H&R Block, Inc.	1,810	40,942
					34,859

9

VP Large Company Value

Shares		Value		Shares	Value
HOUSEHOLD DURABLES — 0.6%			OIL, GAS & CONSUMABLE FUELS — 16.5%
Newell Rubbermaid, Inc.	2,340	$ 35,123	Apache Corp.	720	$ 74,282
HOUSEHOLD PRODUCTS — 0.5%			Chevron Corp.	2,880	221,731
Clorox Co.	520	31,720	ConocoPhillips	3,400	173,638
INDEPENDENT POWER PRODUCERS & ENERGY			Devon Energy Corp.	570	41,895
TRADERS — 0.2%			Exxon Mobil Corp.	4,200	286,397
NRG Energy, Inc.(1)	650	15,347	Occidental Petroleum Corp.	890	72,401
INDUSTRIAL CONGLOMERATES — 3.8%			Royal Dutch Shell plc,
General Electric Co.	13,800	208,794	Class A ADR	2,380	143,062
Tyco International Ltd.(1)	870	31,042	Valero Energy Corp.	970	16,248
		239,836			1,029,654
INSURANCE — 4.1%			PAPER & FOREST PRODUCTS — 0.5%
Allstate Corp. (The)	1,910	57,376	International Paper Co.	1,130	30,261
Chubb Corp. (The)	790	38,852	PHARMACEUTICALS — 9.3%
Loews Corp.	790	28,717	Abbott Laboratories	1,060	57,229
Torchmark Corp.	920	40,434	Eli Lilly & Co.	1,050	37,495
Travelers Cos., Inc. (The)	1,410	70,303	Johnson & Johnson	1,880	121,091
XL Capital Ltd., Class A	1,050	19,246	Merck & Co., Inc.	3,320	121,313
		254,928	Pfizer, Inc.	13,440	244,474
IT SERVICES — 1.6%					581,602
Fiserv, Inc.(1)	480	23,270	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
International Business			Simon Property Group, Inc.	475	37,905
Machines Corp.	560	73,304	SEMICONDUCTORS & SEMICONDUCTOR
		96,574	EQUIPMENT — 1.1%
MACHINERY — 1.6%			Applied Materials, Inc.	1,620	22,583
Dover Corp.	1,100	45,771	Intel Corp.	2,360	48,144
Ingersoll-Rand plc	1,450	51,823			70,727
		97,594	SOFTWARE — 2.3%
MEDIA — 4.0%			Activision Blizzard, Inc.(1)	1,310	14,554
CBS Corp., Class B	3,090	43,415	Microsoft Corp.	2,490	75,920
Comcast Corp., Class A	3,330	56,144	Oracle Corp.	2,170	53,252
Time Warner Cable, Inc.	660	27,317			143,726
Time Warner, Inc.	2,450	71,393	SPECIALTY RETAIL — 2.2%
Viacom, Inc., Class B(1)	1,640	48,757	Best Buy Co., Inc.	530	20,914
		247,026	Gap, Inc. (The)	1,150	24,092
METALS & MINING — 0.7%			Home Depot, Inc. (The)	2,330	67,407
Nucor Corp.	900	41,985	Staples, Inc.	1,120	27,541
MULTILINE RETAIL — 0.6%					139,954
Kohl’s Corp.(1)	610	32,897	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Macy’s, Inc.	360	6,034	VF Corp.	450	32,958
		38,931	TOBACCO — 1.1%
MULTI-UTILITIES — 0.7%			Altria Group, Inc.	2,070	40,634
PG&E Corp.	1,030	45,990	Lorillard, Inc.	360	28,883
OFFICE ELECTRONICS — 0.5%					69,517
Xerox Corp.	3,290	27,833	TOTAL COMMON STOCKS
			(Cost $6,019,988)		6,032,649

10

VP Large Company Value

	Shares	Value		Shares	Value
Convertible Preferred Stocks — 0.2%			Temporary Cash Investments — 1.2%
DIVERSIFIED FINANCIAL SERVICES — 0.2%			JPMorgan U.S. Treasury
Bank of America Corp.,			Plus Money Market Fund
10.00%, 12/31/49(2)			Agency Shares
(Cost $14,580)	972	$ 14,502	(Cost $74,721)	74,721	$ 74,721
			TOTAL INVESTMENT
Temporary Cash Investments —			SECURITIES — 99.9%
Segregated For Futures Contracts — 1.8%			(Cost $6,220,359)		6,232,942
JPMorgan U.S. Treasury			OTHER ASSETS
Plus Money Market Fund			AND LIABILITIES — 0.1%		5,541
Agency Shares	11,070	11,070	TOTAL NET ASSETS — 100.0%		$6,238,483
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 2.375%, 10/31/14,
valued at $101,563), in a joint trading
account at 0.01%, dated 12/31/09, due
1/4/10 (Delivery value $100,000)		100,000
TOTAL TEMPORARY CASH
INVESTMENTS — SEGREGATED
FOR FUTURES CONTRACTS
(Cost $111,070)		111,070

Futures Contracts
Underlying Face
Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
2 S&P 500 E-Mini Futures	March 2010	$111,070	$1,229

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing.
(2)	Perpetual security. These securities do not have a predetermined maturity date. The coupon rates are fixed for a period of time and may be structured to adjust thereafter. Interest reset or next call date is indicated, as applicable.

Industry classifications are unaudited.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2009
Assets
Investment securities, at value (cost of $6,220,359)	$6,232,942
Deposits at broker for futures contracts	9,000
Receivable for investments sold	5,320
Receivable for capital shares sold	3,810
Dividends and interest receivable	7,944
6,259,016

Liabilities
Payable for investments purchased	11,805
Payable for capital shares redeemed	2,575
Payable for variation margin on futures contracts	1,140
Accrued management fees	4,560
Distribution fees payable	453
20,533

Net Assets	$6,238,483

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,845,048
Undistributed net investment income	1,341
Accumulated net realized loss on investment transactions	(2,621,718)
Net unrealized appreciation on investments	13,812
$6,238,483

Class I, $0.01 Par Value
Net assets	$4,107,546
Shares outstanding	482,159
Net asset value per share	$8.52

Class II, $0.01 Par Value
Net assets	$2,130,937
Shares outstanding	247,230
Net asset value per share	$8.62

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2009
Investment Income (Loss)
Income:
Dividends	$ 161,896
Interest	267
162,163

Expenses:
Management fees	46,933
Distribution fees	4,532
Directors’ fees and expenses	270
Other expenses	3
51,738

Net investment income (loss)	110,425

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,245,852)
Futures contract transactions	52,295
(1,193,557)

Change in net unrealized appreciation (depreciation) on:
Investments	2,138,554
Futures contracts	2,238
2,140,792

Net realized and unrealized gain (loss)	947,235

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,057,660

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 110,425	$ 175,999
Net realized gain (loss)	(1,193,557)	(1,414,365)
Change in net unrealized appreciation (depreciation)	2,140,792	(2,261,497)
Net increase (decrease) in net assets resulting from operations	1,057,660	(3,499,863)

Distributions to Shareholders
From net investment income:
Class I	(194,840)	(127,810)
Class II	(88,799)	(55,386)
From net realized gains:
Class I	—	(170,114)
Class II	—	(79,252)
Decrease in net assets from distributions	(283,639)	(432,562)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	69,481	(1,066,893)

Net increase (decrease) in net assets	843,502	(4,999,318)

Net Assets
Beginning of period	5,394,981	10,394,299
End of period	$ 6,238,483	$ 5,394,981

Undistributed net investment income	$1,341	$175,680

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The production of income is a secondary objective. The fund pursues its objective by investing in common stocks of larger companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the

15

event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(2,477,289), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(1,304,735) and $(1,172,554) expire in 2016 and 2017, respectively.

The fund has elected to treat $(30,158) of net capital losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 12, 2010, the date the financial statements were issued.

16

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. The effective annual management fee for each class of the fund for the year ended December 31, 2009, was 0.90% and 0.80% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, were $1,716,851 and $1,638,351, respectively.

As of December 31, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$6,333,401
Gross tax appreciation of investments	$ 530,169
Gross tax depreciation of investments	(630,628)
Net tax appreciation (depreciation) of investments	$(100,459)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	56,548	$ 407,784	61,366	$ 589,148
Issued in reinvestment of distributions	31,814	194,840	27,282	297,924
Redeemed	(103,265)	(740,904)	(166,747)	(1,686,164)
	(14,903)	(138,280)	(78,099)	(799,092)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	135,249	958,539	146,967	1,449,508
Issued in reinvestment of distributions	14,287	88,799	12,195	134,638
Redeemed	(115,222)	(839,577)	(186,459)	(1,851,947)
	34,314	207,761	(27,297)	(267,801)
Net increase (decrease)	19,411	$ 69,481	(105,396)	$(1,066,893)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of December 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$6,032,649	—	—
Convertible Preferred Stocks	—	$ 14,502	—
Temporary Cash Investments	85,791	100,000	—
Total Value of Investment Securities	$6,118,440	$114,502	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$1,229	—	—

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6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of equity price risk derivatives as of December 31, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $1,140 in payable for variation margin on futures contracts. For the year ended December 31, 2009, the effect of equity price risk derivatives on the Statement of Operations was $52,295 in net realized gain (loss) on futures contract transactions and $2,238 in change in net unrealized appreciation (depreciation) on futures contracts.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

19

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2009.

For corporate taxpayers, the fund hereby designates $283,639, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2009 as qualified for the corporate dividends received deduction.

20

Financial Highlights

VP Large Company Value

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.58	$12.71	$12.98	$10.85	$10.79
Income From Investment Operations
Net Investment Income (Loss)(1)	0.16	0.23	0.23	0.23	0.27
Net Realized and Unrealized Gain (Loss)	1.19	(4.80)	(0.39)	1.94	0.25
Total From Investment Operations	1.35	(4.57)	(0.16)	2.17	0.52
Distributions
From Net Investment Income	(0.41)	(0.24)	(0.09)	—(2)	(0.25)
From Net Realized Gains	—	(0.32)	(0.02)	(0.04)	(0.21)
Total Distributions	(0.41)	(0.56)	(0.11)	(0.04)	(0.46)
Net Asset Value, End of Period	$8.52	$7.58	$12.71	$12.98	$10.85

Total Return(3)	20.04%	(37.28)%	(1.27)%	19.98%	4.83%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.91%	0.90%	0.90%	0.79%(4)	0.04%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.08%	2.30%	1.77%	1.98%(4)	2.45%(4)
Portfolio Turnover Rate	32%	21%	22%	11%	37%
Net Assets, End of Period (in thousands)	$4,108	$3,766	$7,312	$7,630	$1,538
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	During the year ended December 31, 2005 and a portion of the year ended December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fee. Had fees not been reimbursed and/or waived, the ratios of operating expenses to average net assets and ratios of net investment income (loss) to average net assets would have been 0.90% and 1.87% for the year ended December 31,
2006 and 0.94% and 1.55% for the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

21

VP Large Company Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$7.65	$12.83	$13.09	$10.97	$10.79
Income From Investment Operations
Net Investment Income (Loss)(1)	0.14	0.22	0.22	0.22	0.24
Net Realized and Unrealized Gain (Loss)	1.22	(4.85)	(0.39)	1.94	0.37
Total From Investment Operations	1.36	(4.63)	(0.17)	2.16	0.61
Distributions
From Net Investment Income	(0.39)	(0.23)	(0.07)	—(2)	(0.22)
From Net Realized Gains	—	(0.32)	(0.02)	(0.04)	(0.21)
Total Distributions	(0.39)	(0.55)	(0.09)	(0.04)	(0.43)
Net Asset Value, End of Period	$8.62	$7.65	$12.83	$13.09	$10.97

Total Return(3)	19.91%	(37.42)%	(1.35)%	19.78%	5.59%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.06%	1.05%	1.05%	0.98%(4)	0.29%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.93%	2.15%	1.62%	1.79%(4)	2.20%(4)
Portfolio Turnover Rate	32%	21%	22%	11%	37%
Net Assets, End of Period (in thousands)	$2,131	$1,629	$3,082	$2,324	$513
(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	During the year ended December 31, 2005 and a portion of the year ended December 31, 2006, the investment advisor voluntarily agreed to reimburse and/or waive its management fee. Had fees not been reimbursed and/or waived, the ratios of operating expenses to average net assets and ratios of net investment income (loss) to average net assets would have been 1.05% and 1.72% for the year ended December 31,
2006 and 1.09% and 1.40% for the year ended December 31, 2005, respectively.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Large Company Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2010

23

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM) or American Century Global Investment Management, Inc. (ACGIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

24

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

25

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

27

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

28

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1002
CL-ANN-67566

Annual Report
December 31, 2009

American Century Variable Portfolios

VP Mid Cap Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Mid Cap Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24

Other Information

Management	25
Additional Information	28
Index Definitions	29

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

After a precipitous decline in 2008, the U.S. stock market posted a robust return in 2009, enjoying its best calendar-year performance since 2003. The market’s dramatic rebound resulted from renewed confidence in a potential economic recovery.

The year began on a down note, with stocks falling in January and February amid the continuation of a severe economic downturn and a liquidity crisis in the credit markets that led to significant losses for many financial companies. In response, the federal government took unprecedented actions to shore up the financial industry, restore liquidity in the credit markets, boost the housing sector, and revive the stalled economy.

These efforts began to bear fruit in the spring as signs of economic stabilization emerged. Although the unemployment rate continued to climb, peaking at a 26-year high of 10.1% in October, many other segments of the economy showed evidence of improvement. As a result, the U.S. economy generated positive growth in the third quarter—its first positive quarterly growth rate in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

The improving economic data and corporate profit growth erased the market’s pessimistic sentiment, leading to a significant stock market reversal. After falling to a multi-year low on March 9, the market began a steady rally that persisted through the end of the year. Overall, the broad stock indices returned more than 25% in 2009. As the table below indicates, mid-cap stocks posted the best results, while growth-oriented shares outpaced value by a substantial margin across all market capitalizations.

Challenges Still to Be Overcome

Despite the progress made over the past year, the economic environment remains uncertain and fragile. It is unclear whether the economy will remain on the path to recovery once the government begins to unwind its massive fiscal and monetary stimulus programs. In addition, several longer-term challenges need to be addressed, including a growing national debt, a weaker U.S. dollar, and the potential for significantly higher inflation when a recovery eventually takes hold.

U.S. Stock Index Returns
For the 12 months ended December 31, 2009
Russell 1000 Index (Large-Cap)	28.43%	Russell 2000 Index (Small-Cap)	27.17%
Russell 1000 Growth Index	37.21%	Russell 2000 Growth Index	34.47%
Russell 1000 Value Index	19.69%	Russell 2000 Value Index	20.58%
Russell Midcap Index	40.48%
Russell Midcap Growth Index	46.29%
Russell Midcap Value Index	34.21%

2

Performance

VP Mid Cap Value

Total Returns as of December 31, 2009
			Average Annual Returns
	Ticker			Since	Inception
	Symbol	1 year	5 years	Inception	Date
Class II	AVMTX	29.80%	4.67%	6.90%	10/29/04
Russell Midcap Value Index(1)	—	34.21%	1.98%	3.97%	—
Class I	AVIPX	29.94%	4.82%	5.57%	12/1/04
(1) Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP Mid Cap Value

One-Year Returns Over Life of Class
Periods ended December 31
	2004*	2005	2006	2007	2008	2009
Class II	12.39%	9.31%	20.23%	-2.43%	-24.51%	29.80%
Russell Midcap Value Index	10.90%	12.65%	20.22%	-1.42%	-38.44%	34.21%
*From 10/29/04, Class II’s inception date. Not annualized

Total Annual Fund Operating Expenses
Class I				Class II
1.01%				1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

VP Mid Cap Value returned 29.94%* for the year ended December 31, 2009. By comparison, the average return for Morningstar’s Mid Cap Value category (whose performance, like VP Mid Cap Value’s, reflects operating expenses) was 35.41%.** The portfolio’s benchmark, the Russell Midcap Value Index, returned 34.21%. Its returns do not include operating expenses.

The annual period, described in the Market Perspective on page 2, was notable for the remarkable rebound of the equity market. The U.S. economy began to show signs of improvement in response to government stimulus programs while corporate earnings were better than expected. Improving conditions in the capital markets were also favorable for the more highly leveraged companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by lower-quality companies. That situation was at odds with VP Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets. Nonetheless, the portfolio received positive contributions in absolute terms from all 10 sectors in which it was invested. On a relative basis, positions in the consumer discretionary and financials sectors detracted. Contributing were investments in the health care, consumer staples, and information technology sectors.

Consumer Discretionary Detracted

In the consumer discretionary sector, relative performance was hampered by an underweight position and security selection. VP Mid Cap Value did not own any media companies, which outperformed as advertising revenues improved. Its holdings among hotels, restaurants, and other leisure stocks also detracted. In the automobiles segment, the portfolio did not own car maker Ford Motor, which has been able to restructure its business without the help of the U.S. government, unlike competitors General Motors and Chrysler, and has steadily gained market share.

Financials Dampened Performance

Although VP Mid Cap Value’s underweight position in financials added value, security selection detracted from relative results. We continued to approach the financials sector with caution and conservatism, concentrating our investments in the less-volatile insurance and thrifts names, but a number of our holdings underperformed during the low-quality rally. A top detractor was Marsh & McLennan. Despite margin improvement in its insurance brokerage segment, Marsh has been hurt by diminished demand and weaker-than-expected pricing for commercial insurance. The recession has also reduced demand for the consulting services of its Mercer segment.

* All fund returns referenced in this commentary are for Class I shares.
**The average returns for the periods ended December 31, 2009 for Morningstar’s Mid Cap Value category were 1.36% for the five-year period and
3.27% since the fund’s inception. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

VP Mid Cap Value

However, the global insurance broker does not have a credit-sensitive business model and we believe it is well-positioned to benefit from regulatory changes and improving operating conditions. Another notable detractor was Marsh’s rival Aon Corp., which lagged for similar reasons.

The capital markets segment supplied key contributor Ameriprise. Its share price rose after the company announced it would acquire most of Bank of America’s investment management group.

Health Care Enhanced Results

In health care, an overweight in health care equipment makers and security selection among health care providers was advantageous. A key contributor was Beckman Coulter, a manufacturer of biomedical laboratory instruments and related consumables. Because about 75% of its revenue base is recurring in nature, the company was relatively insulated from the economic downturn.

Consumer Staples Added Value

An overweight position and security selection in the consumer staples sector boosted relative performance. Many consumer staples companies were pressured by cheaper store brands during the recession, but those with strong cash flows and an international presence seemed to overcome the negative effects more successfully. Many also benefited from improving margins even as sales volume lagged. Investments in beverages companies and food and staples retailers added most to relative results.

Information Technology Provided Top Contributor

The information technology sector was the source of top contributor Emulex Corp., a maker of storage-networking equipment. Its share price rose dramatically on news of an unsolicited takeover bid from chipmaker Broadcom Corp. The stock remained elevated as Emulex resisted the takeover, urging shareholders to reject Broadcom’s offer on the grounds that it materially undervalued the company. Ultimately, Broadcom withdrew the offer.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2009, we see opportunity in consumer staples and health care stocks, reflected by overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials and materials stocks.

6

VP Mid Cap Value

Top Ten Holdings as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Marsh & McLennan Cos., Inc.	3.5%	2.6%
Northern Trust Corp.	3.0%	0.8%
Aon Corp.	2.8%	2.0%
Imperial Oil Ltd.	2.7%	—
iShares Russell Midcap Value Index Fund	2.6%	0.8%
Wisconsin Energy Corp.	2.4%	2.6%
Chubb Corp. (The)	2.3%	1.4%
Lowe’s Cos., Inc.	2.1%	1.2%
ConAgra Foods, Inc.	2.1%	1.1%
Waste Management, Inc.	2.1%	1.5%

Top Five Industries as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Insurance	14.2%	7.4%
Food Products	7.5%	5.0%
Oil, Gas & Consumable Fuels	7.1%	3.2%
Commercial Services & Supplies	6.1%	5.0%
Electric Utilities	5.1%	5.1%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Domestic Common Stocks	91.5%	74.1%
Foreign Common Stocks(1)	6.9%	1.7%
Total Common Stocks	98.4%	75.8%
Temporary Cash Investments	1.3%	1.5%
Other Assets and Liabilities	0.3%	22.7%(2)
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.
(2)	Category includes amounts related to common stock securities sold but not settled as of the period end.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09 - 12/31/09	Expense Ratio*
Actual
Class I	$1,000	$1,261.60	$5.76	1.01%
Class II	$1,000	$1,261.70	$6.61	1.16%
Hypothetical
Class I	$1,000	$1,020.11	$5.14	1.01%
Class II	$1,000	$1,019.36	$5.90	1.16%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

VP Mid Cap Value

DECEMBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 98.4%			DISTRIBUTORS — 1.5%
AEROSPACE & DEFENSE — 0.7%			Genuine Parts Co.	117,083	$ 4,444,471
Northrop Grumman Corp.	39,593	$ 2,211,269	DIVERSIFIED — 2.6%
			iShares Russell Midcap
AIRLINES — 0.3%			Value Index Fund	211,510	7,821,640
Southwest Airlines Co.	82,333	941,066	DIVERSIFIED TELECOMMUNICATION
BEVERAGES — 0.6%			SERVICES — 3.1%
Coca-Cola Enterprises, Inc.	52,733	1,117,940	BCE, Inc.	120,824	3,350,285
Pepsi Bottling Group, Inc.	22,061	827,287	CenturyTel, Inc.	126,706	4,588,024
		1,945,227	Iowa Telecommunications
BIOTECHNOLOGY — 0.3%			Services, Inc.	85,739	1,436,986
Talecris Biotherapeutics					9,375,295
Holdings Corp.(1)	34,255	762,859	ELECTRIC UTILITIES — 5.1%
CAPITAL MARKETS — 4.6%			American Electric Power
AllianceBernstein Holding LP	66,649	1,872,837	Co., Inc.	15,190	528,460
Ameriprise Financial, Inc.	34,731	1,348,257	Great Plains Energy, Inc.	16,101	312,198
Northern Trust Corp.	171,016	8,961,238	IDACORP, Inc.	148,785	4,753,681
State Street Corp.	34,240	1,490,810	Northeast Utilities	89,877	2,317,928
		13,673,142	Portland General Electric Co.	122,939	2,509,185
CHEMICALS — 0.8%			Westar Energy, Inc.	219,299	4,763,174
International Flavors &					15,184,626
Fragrances, Inc.	20,899	859,785	ELECTRICAL EQUIPMENT — 1.6%
Minerals Technologies, Inc.	28,086	1,529,844	Emerson Electric Co.	35,960	1,531,896
		2,389,629	Hubbell, Inc., Class B	66,533	3,147,011
COMMERCIAL BANKS — 1.6%			Woodward Governor Co.	6,960	179,359
City National Corp.	28,860	1,316,016			4,858,266
Commerce Bancshares, Inc.	91,082	3,526,695	ELECTRONIC EQUIPMENT, INSTRUMENTS
		4,842,711	& COMPONENTS — 1.3%
COMMERCIAL SERVICES & SUPPLIES — 6.1%			AVX Corp.	39,775	503,949
IESI-BFC Ltd.	159,293	2,551,874	Molex, Inc.	152,801	3,292,862
Pitney Bowes, Inc.	197,540	4,496,011			3,796,811
Republic Services, Inc.	172,359	4,879,483	ENERGY EQUIPMENT & SERVICES — 1.0%
Waste Management, Inc.	184,405	6,234,733	Baker Hughes, Inc.	23,460	949,661
		18,162,101	BJ Services Co.	74,420	1,384,212
COMMUNICATIONS EQUIPMENT — 0.8%			Helmerich & Payne, Inc.	13,330	531,600
Emulex Corp.(1)	218,040	2,376,636			2,865,473
COMPUTERS & PERIPHERALS — 0.9%			FOOD PRODUCTS — 7.5%
Diebold, Inc.	94,579	2,690,773	Campbell Soup Co.	135,791	4,589,736
CONSTRUCTION MATERIALS — 0.7%			ConAgra Foods, Inc.	272,268	6,275,777
Vulcan Materials Co.	38,800	2,043,596	H.J. Heinz Co.	124,030	5,303,523
CONTAINERS & PACKAGING — 1.5%			Hershey Co. (The)	45,380	1,624,150
Bemis Co., Inc.	102,867	3,050,007	Kellogg Co.	28,434	1,512,689
Sonoco Products Co.	52,380	1,532,115	Kraft Foods, Inc., Class A	121,380	3,299,108
		4,582,122			22,604,983

9

VP Mid Cap Value
	Shares	Value		Shares	Value
GAS UTILITIES — 0.9%			LEISURE EQUIPMENT & PRODUCTS — 0.4%
Southwest Gas Corp.	98,972	$ 2,823,671	Mattel, Inc.	59,980	$ 1,198,400
HEALTH CARE EQUIPMENT & SUPPLIES — 3.1%			MACHINERY — 3.3%
Beckman Coulter, Inc.	35,607	2,330,122	Altra Holdings, Inc.(1)	273,105	3,372,847
Boston Scientific Corp.(1)	207,261	1,865,349	Dover Corp.	30,073	1,251,337
CareFusion Corp.(1)	30,245	756,427	Kaydon Corp.	126,556	4,525,643
Covidien plc	12,430	595,273	Robbins & Myers, Inc.	31,080	731,002
Symmetry Medical, Inc.(1)	284,238	2,290,958			9,880,829
Zimmer Holdings, Inc.(1)	26,379	1,559,263	METALS & MINING — 0.6%
		9,397,392	Newmont Mining Corp.	39,011	1,845,610
HEALTH CARE PROVIDERS & SERVICES — 2.6%			MULTILINE RETAIL — 1.1%
Cardinal Health, Inc.	51,360	1,655,847	Family Dollar Stores, Inc.	64,550	1,796,427
LifePoint Hospitals, Inc.(1)	106,253	3,454,285	Target Corp.	31,700	1,533,329
Patterson Cos., Inc.(1)	56,010	1,567,160			3,329,756
Select Medical			MULTI-UTILITIES — 3.9%
Holdings Corp.(1)	120,444	1,279,115	Ameren Corp.	25,953	725,386
		7,956,407	PG&E Corp.	26,360	1,176,974
HEALTH CARE TECHNOLOGY — 0.2%			Wisconsin Energy Corp.	141,378	7,044,866
IMS Health, Inc.	29,939	630,515	Xcel Energy, Inc.	126,675	2,688,044
HOTELS, RESTAURANTS & LEISURE — 3.8%					11,635,270
CEC Entertainment, Inc.(1)	116,270	3,711,338	OIL, GAS & CONSUMABLE FUELS — 7.1%
Hyatt Hotels Corp., Class A(1)	33,395	995,505	Apache Corp.	17,358	1,790,825
International Speedway			EOG Resources, Inc.	15,830	1,540,259
Corp., Class A	132,524	3,770,308	EQT Corp.	87,864	3,858,987
Speedway Motorsports, Inc.	167,640	2,953,817	Imperial Oil Ltd.	209,420	8,141,719
		11,430,968	Murphy Oil Corp.	44,380	2,405,396
HOUSEHOLD DURABLES — 1.5%			Noble Energy, Inc.	48,600	3,461,292
Fortune Brands, Inc.	104,870	4,530,384			21,198,478
HOUSEHOLD PRODUCTS — 1.6%			PAPER & FOREST PRODUCTS — 0.5%
Kimberly-Clark Corp.	77,517	4,938,608	Weyerhaeuser Co.	32,261	1,391,740
INSURANCE — 14.2%			REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.3%
ACE Ltd.(1)	83,750	4,221,000	Boston Properties, Inc.	24,775	1,661,659
Allstate Corp. (The)	125,680	3,775,427	Government Properties
Aon Corp.	222,380	8,526,049	Income Trust	99,095	2,277,203
Chubb Corp. (The)	137,528	6,763,627	Host Hotels & Resorts, Inc.(1)	247,631	2,889,854
HCC Insurance					6,828,716
Holdings, Inc.	106,096	2,967,505	ROAD & RAIL — 0.3%
Marsh & McLennan			Heartland Express, Inc.	58,540	893,906
Cos., Inc.	481,592	10,633,552	SEMICONDUCTORS & SEMICONDUCTOR
Transatlantic Holdings, Inc.	39,494	2,058,032	EQUIPMENT — 1.8%
Travelers Cos., Inc. (The)	75,610	3,769,915	Applied Materials, Inc.	227,960	3,177,763
		42,715,107	KLA-Tencor Corp.	9,020	326,163
IT SERVICES — 0.5%			Verigy Ltd.(1)	150,300	1,934,361
Automatic Data					5,438,287
Processing, Inc.	34,920	1,495,274

10

VP Mid Cap Value

	Shares	Value		Shares	Value
SOFTWARE — 0.9%			Temporary Cash Investments — 1.3%
Cadence Design
Systems, Inc.(1)	277,820	$ 1,664,142	JPMorgan U.S. Treasury
Synopsys, Inc.(1)	40,280	897,438	Plus Money Market Fund
			Agency Shares	45,228	$ 45,228
		2,561,580	Repurchase Agreement, Bank of America
SPECIALTY RETAIL — 3.1%			Securities, LLC, (collateralized by various
Lowe’s Cos., Inc.	272,690	6,378,219	U.S. Treasury obligations, 2.375%, 10/31/14,
PetSmart, Inc.	106,290	2,836,880	valued at $4,062,512), in a joint trading
			account at 0.01%, dated 12/31/09, due
		9,215,099	1/4/10 (Delivery value $4,000,004)		4,000,000
THRIFTS & MORTGAGE FINANCE — 2.1%			TOTAL TEMPORARY
Hudson City Bancorp., Inc.	152,470	2,093,413	CASH INVESTMENTS
Northwest Bancshares, Inc.	90,217	1,021,256	(Cost $4,045,228)		4,045,228
People’s United			TOTAL INVESTMENT
Financial, Inc.	185,727	3,101,641	SECURITIES — 99.7%
		6,216,310	(Cost $250,671,415)		299,170,231
			OTHER ASSETS
TOTAL COMMON STOCKS			AND LIABILITIES — 0.3%		840,753
(Cost $246,626,187)		295,125,003
			TOTAL NET ASSETS — 100.0%		$300,010,984

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
13,316,245 CAD for USD	1/29/10	$12,732,462	$97,280
(Value on Settlement Date $12,829,742)

Notes to Schedule of Investments
CAD = Canadian Dollar
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2009
Assets
Investment securities, at value (cost of $250,671,415)	$299,170,231
Foreign currency holdings, at value (cost of $60,741)	61,301
Receivable for investments sold	2,775,026
Receivable for capital shares sold	1,618,449
Receivable for forward foreign currency exchange contracts	97,280
Dividends and interest receivable	795,358
304,517,645

Liabilities
Payable for investments purchased	4,110,273
Payable for capital shares redeemed	113,848
Accrued management fees	227,816
Distribution fees payable	54,724
4,506,661

Net Assets	$300,010,984

Net Assets Consist of:
Capital (par value and paid-in surplus)	$366,714,215
Undistributed net investment income	11,953
Accumulated net realized loss on investment and foreign currency transactions	(115,312,741)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	48,597,557
$300,010,984

Class I, $0.01 Par Value
Net assets	$38,722,118
Shares outstanding	3,194,965
Net asset value per share	$12.12

Class II, $0.01 Par Value
Net assets	$261,288,866
Shares outstanding	21,545,972
Net asset value per share	$12.13

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $51,419)	$ 7,740,985
Interest	4,926
7,745,911

Expenses:
Management fees	2,418,721
Distribution fees	584,944
Directors’ fees and expenses	18,933
Other expenses	190
3,022,788

Net investment income (loss)	4,723,123

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(8,399,515)
Futures contract transactions	(2,166,372)
Foreign currency transactions	(446,358)
(11,012,245)

Change in net unrealized appreciation (depreciation) on:
Investments	74,811,772
Translation of assets and liabilities in foreign currencies	153,495
74,965,267

Net realized and unrealized gain (loss)	63,953,022

Net Increase (Decrease) in Net Assets Resulting from Operations	$68,676,145

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 4,723,123	$ 6,125,089
Net realized gain (loss)	(11,012,245)	(85,817,982)
Change in net unrealized appreciation (depreciation)	74,965,267	(12,845,850)
Net increase (decrease) in net assets resulting from operations	68,676,145	(92,538,743)

Distributions to Shareholders
From net investment income:
Class I	(1,218,475)	(34,431)
Class II	(9,050,595)	(242,404)
Decrease in net assets from distributions	(10,269,070)	(276,835)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(23,150,968)	2,517,196

Net increase (decrease) in net assets	35,256,107	(90,298,382)

Net Assets
Beginning of period	264,754,877	355,053,259
End of period	$300,010,984	$264,754,877

Undistributed net investment income	$11,953	$6,192,042

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The production of income is a secondary objective. The fund pursues its objective by investing in stocks of mid-sized market capitalization companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

15

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(91,878,619), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,043,462), $(54,196,406) and $(36,638,751) expire in 2015, 2016 and 2017, respectively.

The fund has elected to treat $(403,720) of net foreign currency losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 12, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the year ended December 31, 2009, was 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2009, are detailed in the Statement of Operations.

17

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, were $444,240,462 and $475,350,959, respectively.

As of December 31, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$274,105,537
Gross tax appreciation of investments	$25,736,878
Gross tax depreciation of investments	(672,184)
Net tax appreciation (depreciation) of investments	$25,064,694

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,400,869	$ 14,296,111	3,004,477	$ 36,220,331
Issued in reinvestment of distributions	145,042	1,218,475	2,834	34,431
Redeemed	(1,706,340)	(16,135,481)	(2,746,687)	(31,589,756)
	(160,429)	(620,895)	260,624	4,665,006
Class II/Shares Authorized	150,000,000		100,000,000
Sold	6,021,278	58,222,142	16,001,042	191,012,072
Issued in reinvestment of distributions	1,085,378	9,050,595	19,951	242,404
Redeemed	(9,308,627)	(89,802,810)	(16,601,585)	(193,402,286)
	(2,201,971)	(22,530,073)	(580,592)	(2,147,810)
Net increase (decrease)	(2,362,400)	$(23,150,968)	(319,968)	$ 2,517,196

18

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of December 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$274,330,491	—	—
Foreign Common Stocks	9,302,507	$11,492,005	—
Temporary Cash Investments	45,228	4,000,000	—
Total Value of Investment Securities	$283,678,226	$15,492,005	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign
Currency Exchange Contracts	—	$97,280	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

19

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
	Location on Statement of		Location on Statement of
Type of Derivative	Assets and Liabilities	Value	Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$97,280	currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations		of Operations
Equity Price Risk	Net realized gain (loss)	$(2,166,372)	Change in net unrealized	—
	on futures contract		appreciation (depreciation) on
	transactions		futures contracts
Foreign Currency Risk	Net realized gain (loss)	(460,553)	Change in net unrealized	$151,344
	on foreign currency		appreciation (depreciation)
	transactions		on translation of assets and
liabilities in foreign currencies
		$(2,626,925)		$151,344

20

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2009.

For corporate taxpayers, the fund hereby designates $10,269,070, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2009 as qualified for the corporate dividends received deduction.

21

Financial Highlights

VP Mid Cap Value

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$9.78	$12.94	$13.49	$11.70	$11.21
Income From Investment Operations
Net Investment Income (Loss)(1)	0.19	0.23	0.18	0.19	0.20
Net Realized and Unrealized Gain (Loss)	2.55	(3.38)	(0.48)	2.16	0.86
Total From Investment Operations	2.74	(3.15)	(0.30)	2.35	1.06
Distributions
From Net Investment Income	(0.40)	(0.01)	(0.10)	(0.08)	(0.10)
From Net Realized Gains	—	—	(0.15)	(0.48)	(0.47)
Total Distributions	(0.40)	(0.01)	(0.25)	(0.56)	(0.57)
Net Asset Value, End of Period	$12.12	$9.78	$12.94	$13.49	$11.70

Total Return(2)	29.94%	(24.35)%	(2.31)%	20.30%	9.56%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.01%	1.01%	1.00%	1.00%	1.02%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.91%	1.88%	1.33%	1.50%	1.64%
Portfolio Turnover Rate	172%	222%	195%	203%	225%
Net Assets, End of Period (in thousands)	$38,722	$32,801	$40,056	$30,201	$2,493
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

22

VP Mid Cap Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$9.77	$12.95	$13.49	$11.69	$11.21
Income From Investment Operations
Net Investment Income (Loss)(1)	0.18	0.20	0.16	0.16	0.16
Net Realized and Unrealized Gain (Loss)	2.56	(3.37)	(0.48)	2.18	0.87
Total From Investment Operations	2.74	(3.17)	(0.32)	2.34	1.03
Distributions
From Net Investment Income	(0.38)	(0.01)	(0.07)	(0.06)	(0.08)
From Net Realized Gains	—	—	(0.15)	(0.48)	(0.47)
Total Distributions	(0.38)	(0.01)	(0.22)	(0.54)	(0.55)
Net Asset Value, End of Period	$12.13	$9.77	$12.95	$13.49	$11.69

Total Return(2)	29.80%	(24.51)%	(2.43)%	20.23%	9.31%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.16%	1.16%	1.15%	1.15%	1.17%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.76%	1.73%	1.18%	1.35%	1.49%
Portfolio Turnover Rate	172%	222%	195%	203%	225%
Net Assets, End of Period (in thousands)	$261,289	$231,954	$314,998	$21,470	$6,249
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2010

24

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM) or American Century Global Investment Management, Inc. (ACGIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

25

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

26

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer (all
since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present); and
Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

28

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

29

Notes

30

Notes

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1002
CL-ANN-67567

Annual Report
December 31, 2009

American Century Variable Portfolios

VP Ultra® Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Ultra

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	26

Other Information

Management	27
Additional Information	30
Index Definitions	31

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

After a precipitous decline in 2008, the U.S. stock market posted a robust return in 2009, enjoying its best calendar-year performance since 2003. The market’s dramatic rebound resulted from renewed confidence in a potential economic recovery.

The year began on a down note, with stocks falling in January and February amid the continuation of a severe economic downturn and a liquidity crisis in the credit markets that led to significant losses for many financial companies. In response, the federal government took unprecedented actions to shore up the financial industry, restore liquidity in the credit markets, boost the housing sector, and revive the stalled economy.

These efforts began to bear fruit in the spring as signs of economic stabilization emerged. Although the unemployment rate continued to climb, peaking at a 26-year high of 10.1% in October, many other segments of the economy showed evidence of improvement. As a result, the U.S. economy generated positive growth in the third quarter—its first positive quarterly growth rate in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

The improving economic data and corporate profit growth erased the market’s pessimistic sentiment, leading to a significant stock market reversal. After falling to a multi-year low on March 9, the market began a steady rally that persisted through the end of the year. Overall, the broad stock indices returned more than 25% in 2009. As the table below indicates, mid-cap stocks posted the best results, while growth-oriented shares outpaced value by a substantial margin across all market capitalizations.

Challenges Still to Be Overcome

Despite the progress made over the past year, the economic environment remains uncertain and fragile. It is unclear whether the economy will remain on the path to recovery once the government begins to unwind its massive fiscal and monetary stimulus programs. In addition, several longer-term challenges need to be addressed, including a growing national debt, a weaker U.S. dollar, and the potential for significantly higher inflation when a recovery eventually takes hold.

U.S. Stock Index Returns
For the 12 months ended December 31, 2009
Russell 1000 Index (Large-Cap)	28.43%	Russell 2000 Index (Small-Cap)	27.17%
Russell 1000 Growth Index	37.21%	Russell 2000 Growth Index	34.47%
Russell 1000 Value Index	19.69%	Russell 2000 Value Index	20.58%
Russell Midcap Index	40.48%
Russell Midcap Growth Index	46.29%
Russell Midcap Value Index	34.21%

2

Performance

VP Ultra

Total Returns as of December 31, 2009
			Average Annual Returns
	Ticker			Since	Inception
	Symbol	1 year	5 years	Inception	Date
Class I	AVPUX	34.48%	-1.21%	-0.49%	5/1/01
Russell 1000 Growth Index(1)	—	37.21%	1.63%	-0.65%	—
S&P 500 Index(1)	—	26.46%	0.42%	0.44%	—
Class II	AVPSX	34.52%	-1.34%	0.44%	5/1/02
Class III	AVUTX	34.54%	-1.21%	0.69%	5/13/02
(1) Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP Ultra

One-Year Returns Over Life of Class
Periods ended December 31
	2001*	2002	2003	2004	2005	2006	2007	2008	2009
Class I	-4.70%	-22.71%	24.90%	10.68%	2.17%	-3.28%	21.02%	-41.48%	34.48%
Russell 1000
Growth Index	-12.39%	-27.88%	29.75%	6.30%	5.26%	9.07%	11.81%	-38.44%	37.21%
S&P 500 Index	-8.49%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%
*From 5/1/01, Class I’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II	Class III
1.01%	1.16%	1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP Ultra

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

VP Ultra returned 34.48%* in 2009, trailing the 37.21% return of the fund’s benchmark, the Russell 1000 Growth Index, but outpacing the 26.46% return of the broad S&P 500 Index.

VP Ultra posted a very strong gain for the year as the U.S. equity market rebounded after a sharp decline in 2008. The stock market rally was driven by an extraordinary swing in market sentiment as signs of economic stabilization, along with improving financial and credit conditions, brought renewed confidence and optimism to the equity market after the extreme pessimism that prevailed in 2008.

VP Ultra’s performance also reflected the significant outperformance of growth-oriented stocks in 2009. Nonetheless, the fund underperformed the Russell 1000 Growth Index as price momentum and accelerating growth—key factors in VP Ultra’s investment process—were out of favor for much of the year, creating significant performance headwinds. In addition, the market rally was led by lower-quality stocks, whereas we emphasize higher-quality companies in the VP Ultra portfolio.

Despite these challenges, we remained committed to our long-term investment philosophy, and the positive impact of our stock selection process helped mitigate the performance headwinds the portfolio faced during the year.

Health Care Lagged

The fund’s health care holdings had the biggest negative impact on performance versus the Russell 1000 Growth Index. Stock selection among biotechnology firms and health care equipment companies contributed the lion’s share of the underperformance in this sector.

The biggest individual detractor in this sector was biotech company Genzyme, which makes “orphan” medications that treat rare genetic diseases. The company has a strong product line-up and favorable market position, but the stock was hurt by poor execution—Genzyme faced FDA approval delays on one of its new products and was forced to temporarily shutter a production facility because of viral contamination. These issues weighed on the company’s earnings and cast doubts on its quality-control practices. As a result, we eliminated the stock from the portfolio.

Gilead Sciences, which develops medications to treat infectious diseases such as HIV, also stumbled as a blood-pressure drug the company was developing failed a clinical trial, while health services provider UnitedHealth Group was negatively impacted by uncertainty related to health care reform.

*All fund returns referenced in this commentary are for Class I shares.

5

VP Ultra

Materials and Consumer Staples Detracted

The portfolio’s materials and consumer staples holdings also underper-formed their counterparts in the benchmark index. Virtually all of the underperformance in the materials sector resulted from stock selection and an overweight position in chemicals companies. The most significant detractors included agricultural products maker Monsanto and steel manufacturer Nucor. Monsanto slumped as increased price competition from a generic version of its Roundup herbicide in China weighed on earnings; however, we believe Monsanto’s patent seed business will drive robust long-term growth for the company in a global environment of diminishing resources and arable land. Nucor reported a string of quarterly losses during the year as the company faced declining demand and high input costs.

In the consumer staples sector, a heavy weighting in discount retailer Wal-Mart—the fund’s second-largest holding on average during the year—detracted the most. Wal-Mart, which is considered to be a defensive stock, underperformed during the 2009 market rally as investors flocked to more cyclical companies.

Technology and Energy Outperformed

On the positive side, the fund’s information technology and energy holdings generated favorable results, both on an absolute basis and versus the Russell 1000 Growth Index. The outperformance in the technology sector was driven by strong results among Internet software and services companies. Online search and advertising firm Baidu posted healthy revenue growth and gained market share in China, where e-commerce penetration is relatively low. Other top performers included Chinese Internet portal Tencent Holdings, which benefited from strength in online and instant messaging and search company Google, which gained market share and increased profit margins steadily during the year.

In the energy sector, stock selection among energy producers more than offset the negative impact of an underweight position in energy equipment and services companies. The most significant factor was an underweight position in integrated oil and gas company Exxon Mobil, which fell during the year as rising oil prices and declining demand for gasoline squeezed profit margins in its refining operations. Overweight positions in energy producers EOG Resources and Noble Energy also added value in the energy sector.

Other notable winners in the portfolio for 2009 included online retailer Amazon.com and investment bank Goldman Sachs. Amazon reported consistently strong earnings during the year as the company captured additional market share, and better operating leverage led to surprisingly robust operating profit margins. Goldman Sachs recovered from the financial crisis in late 2008 and early 2009, returning to profitability and paying back the funds it received from the government through the TARP program.

A Look Ahead

The U.S. economy appears to be on the road to recovery as we move into 2010, but the pace of this recovery remains uncertain. Our emphasis will remain on executing our disciplined investment process, which seeks high-quality stocks exhibiting price momentum, accelerating earnings and revenue growth, and attractive valuations.

6

VP Ultra

Top Ten Holdings as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Google, Inc., Class A	4.4%	3.3%
Apple, Inc.	4.2%	3.2%
Microsoft Corp.	2.9%	3.1%
Wal-Mart Stores, Inc.	2.8%	3.0%
Hewlett-Packard Co.	2.7%	2.3%
Cisco Systems, Inc.	2.7%	2.4%
Express Scripts, Inc.	2.6%	2.3%
Coca-Cola Co. (The)	2.5%	1.9%
QUALCOMM, Inc.	2.4%	2.4%
Amazon.com, Inc.	2.2%	1.5%

Top Five Industries as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Computers & Peripherals	8.2%	6.6%
Software	7.6%	8.0%
Internet Software & Services	6.0%	4.6%
Communications Equipment	5.1%	4.8%
Food & Staples Retailing	4.4%	4.2%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Domestic Common Stocks	93.1%	92.7%
Foreign Common Stocks*	7.6%	6.9%
Total Common Stocks	100.7%	99.6%
Temporary Cash Investments	0.5%	0.5%
Other Assets and Liabilities	(1.2)%	(0.1)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09 – 12/31/09	Expense Ratio*
Actual
Class I	$1,000	$1,235.90	$5.69	1.01%
Class II	$1,000	$1,235.00	$6.53	1.16%
Class III	$1,000	$1,234.40	$5.69	1.01%
Hypothetical
Class I	$1,000	$1,020.11	$5.14	1.01%
Class II	$1,000	$1,019.36	$5.90	1.16%
Class III	$1,000	$1,020.11	$5.14	1.01%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

VP Ultra

DECEMBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 100.7%			Cooper Industries plc,
			Class A	61,060	$ 2,603,598
AEROSPACE & DEFENSE — 1.8%			Emerson Electric Co.	98,340	4,189,284
General Dynamics Corp.	63,950	$ 4,359,471			10,418,779
BEVERAGES — 2.9%			ENERGY EQUIPMENT & SERVICES — 1.8%
Coca-Cola Co. (The)	107,710	6,139,470	Oceaneering
PepsiCo, Inc.	18,260	1,110,208	International, Inc.(1)	14,270	835,080
		7,249,678	Schlumberger Ltd.	56,090	3,650,898
BIOTECHNOLOGY — 3.9%					4,485,978
Alexion			FOOD & STAPLES RETAILING — 4.4%
Pharmaceuticals, Inc.(1)	34,040	1,661,833
			Costco Wholesale Corp.	65,840	3,895,753
Celgene Corp.(1)	55,170	3,071,866
			Wal-Mart Stores, Inc.	131,820	7,045,779
Gilead Sciences, Inc.(1)	112,640	4,875,059			10,941,532
		9,608,758	FOOD PRODUCTS — 2.4%
CAPITAL MARKETS — 3.2%			General Mills, Inc.	45,720	3,237,433
BlackRock, Inc.	8,190	1,901,718	Nestle SA	56,550	2,747,357
Charles Schwab Corp. (The)	168,610	3,173,240			5,984,790
Goldman Sachs Group, Inc.			HEALTH CARE EQUIPMENT & SUPPLIES — 3.0%
(The)	16,830	2,841,577	Baxter International, Inc.	62,020	3,639,334
		7,916,535
			Intuitive Surgical, Inc.(1)	4,680	1,419,538
CHEMICALS — 4.0%
			NuVasive, Inc.(1)	25,120	803,337
Monsanto Co.	64,690	5,288,407
			Varian Medical
Mosaic Co. (The)	44,390	2,651,415	Systems, Inc.(1)	32,600	1,527,310
Nalco Holding Co.	62,230	1,587,487			7,389,519
RPM International, Inc.	25,330	514,959	HEALTH CARE PROVIDERS & SERVICES — 4.3%
		10,042,268	Express Scripts, Inc.(1)	73,520	6,355,804
COMMUNICATIONS EQUIPMENT — 5.1%			Medco Health
Cisco Systems, Inc.(1)	278,190	6,659,869	Solutions, Inc.(1)	8,610	550,265
QUALCOMM, Inc.	129,820	6,005,473	UnitedHealth Group, Inc.	121,290	3,696,919
		12,665,342			10,602,988
COMPUTERS & PERIPHERALS — 8.2%			HOTELS, RESTAURANTS & LEISURE — 2.3%
Apple, Inc.(1)	49,570	10,452,330	Intercontinental Hotels
EMC Corp.(1)	180,350	3,150,714	Group plc	88,690	1,269,170
Hewlett-Packard Co.	129,770	6,684,453	McDonald’s Corp.	70,880	4,425,747
		20,287,497			5,694,917
CONSUMER FINANCE — 0.7%			HOUSEHOLD PRODUCTS — 1.7%
American Express Co.	41,680	1,688,874	Colgate-Palmolive Co.	52,790	4,336,698
DIVERSIFIED FINANCIAL SERVICES — 2.6%			INSURANCE — 1.2%
CME Group, Inc.	11,240	3,776,078	MetLife, Inc.	86,050	3,041,868
JPMorgan Chase & Co.	64,080	2,670,214	INTERNET & CATALOG RETAIL — 2.2%
		6,446,292	Amazon.com, Inc.(1)	40,460	5,442,679
ELECTRICAL EQUIPMENT — 4.2%			INTERNET SOFTWARE & SERVICES — 6.0%
ABB Ltd.(1)	73,390	1,403,612	Baidu, Inc. ADR(1)	5,090	2,093,161
ABB Ltd. ADR(1)	116,350	2,222,285	Google, Inc., Class A(1)	17,810	11,041,844
			Tencent Holdings Ltd.	85,800	1,849,197
					14,984,202

10

VP Ultra

	Shares	Value		Shares	Value
IT SERVICES — 3.5%			SOFTWARE — 7.6%
International Business			Adobe Systems, Inc.(1)	134,410	$ 4,943,600
Machines Corp.	4,810	$ 629,629	Electronic Arts, Inc.(1)	82,630	1,466,683
MasterCard, Inc., Class A	18,360	4,699,793	Microsoft Corp.	236,690	7,216,678
Visa, Inc., Class A	39,330	3,439,802	Oracle Corp.	153,430	3,765,172
		8,769,224	VMware, Inc., Class A(1)	35,690	1,512,542
LEISURE EQUIPMENT & PRODUCTS — 0.8%					18,904,675
Hasbro, Inc.	60,020	1,924,241	SPECIALTY RETAIL — 3.1%
LIFE SCIENCES TOOLS & SERVICES — 0.3%			Lowe’s Cos., Inc.	115,980	2,712,772
Thermo Fisher			Staples, Inc.	106,200	2,611,458
Scientific, Inc.(1)	13,867	661,317
MACHINERY — 3.2%			TJX Cos., Inc. (The)	68,250	2,494,538
Cummins, Inc.	57,170	2,621,816			7,818,768
Joy Global, Inc.	47,650	2,458,263	TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Parker-Hannifin Corp.	54,710	2,947,775	NIKE, Inc., Class B	42,210	2,788,815
		8,027,854	TOBACCO — 2.0%
METALS & MINING — 1.3%			Philip Morris
			International, Inc.	104,610	5,041,156
BHP Billiton Ltd. ADR	43,250	3,312,085	TRADING COMPANIES & DISTRIBUTORS — 0.4%
MULTILINE RETAIL — 1.1%			W.W. Grainger, Inc.	9,400	910,202
Kohl’s Corp.(1)	51,640	2,784,945
			TOTAL COMMON STOCKS
OIL, GAS & CONSUMABLE FUELS — 2.8%			(Cost $185,929,920)		250,140,785
EOG Resources, Inc.	26,550	2,583,315	Temporary Cash Investments — 0.5%
Occidental Petroleum Corp.	32,840	2,671,534
			JPMorgan U.S. Treasury
Southwestern Energy Co.(1)	33,980	1,637,836	Plus Money Market Fund
		6,892,685	Agency Shares	98,696	98,696
PERSONAL PRODUCTS — 0.5%			Repurchase Agreement, Bank of America
Mead Johnson Nutrition Co.,			Securities, LLC, (collateralized by various
Class A	26,371	1,152,413	U.S. Treasury obligations, 2.375%, 10/31/14,
PHARMACEUTICALS — 3.6%			valued at $1,218,753), in a joint trading
			account at 0.01%, dated 12/31/09,
Abbott Laboratories	91,240	4,926,048	due 1/4/10 (Delivery value $1,200,001)		1,200,000
Teva Pharmaceutical			TOTAL TEMPORARY
Industries Ltd. ADR	70,130	3,939,903	CASH INVESTMENTS
		8,865,951	(Cost $1,298,696)		1,298,696
SEMICONDUCTORS &			TOTAL INVESTMENT
SEMICONDUCTOR EQUIPMENT — 3.5%			SECURITIES — 101.2%
Altera Corp.	109,170	2,470,517	(Cost $187,228,616)		251,439,481
Applied Materials, Inc.	141,370	1,970,698	OTHER ASSETS
Linear Technology Corp.	71,970	2,197,964	AND LIABILITIES — (1.2)%		(2,901,146)
Microchip Technology, Inc.	70,840	2,058,610	TOTAL NET ASSETS — 100.0%		$248,538,335
		8,697,789

11

VP Ultra

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
2,131,493	CHF for USD	1/29/10	$2,060,826	$ 8,399
395,114	GBP for USD	1/29/10	638,125	(5,737)
			$2,698,951	$ 2,662
(Value on Settlement Date $2,701,613)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CHF = Swiss Franc
GBP = British Pound
USD = United States Dollar
(1) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2009
Assets
Investment securities, at value (cost of $187,228,616)	$251,439,481
Cash	32,791
Receivable for capital shares sold	125,528
Receivable for forward foreign currency exchange contracts	8,399
Dividends and interest receivable	210,090
251,816,289

Liabilities
Payable for capital shares redeemed	3,033,126
Payable for forward foreign currency exchange contracts	5,737
Accrued management fees	193,075
Distribution fees payable	46,016
3,277,954

Net Assets	$248,538,335

Net Assets Consist of:
Capital (par value and paid-in surplus)	$262,959,599
Undistributed net investment income	896,334
Accumulated net realized loss on investment and foreign currency transactions	(79,532,353)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	64,214,755
$248,538,335

Class I, $0.01 Par Value
Net assets	$31,366,326
Shares outstanding	3,861,804
Net asset value per share	$8.12

Class II, $0.01 Par Value
Net assets	$216,241,606
Shares outstanding	26,901,227
Net asset value per share	$8.04

Class III, $0.01 Par Value
Net assets	$930,403
Shares outstanding	114,661
Net asset value per share	$8.11

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,355)	$ 3,839,839
Interest	1,946
3,841,785

Expenses:
Management fees	2,179,011
Distribution fees	469,056
Directors’ fees and expenses	16,042
Other expenses	839
2,664,948

Net investment income (loss)	1,176,837

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(19,148,820)
Futures contract transactions	(100,966)
Foreign currency transactions	(320,213)
(19,569,999)

Change in net unrealized appreciation (depreciation) on:
Investments	85,324,270
Translation of assets and liabilities in foreign currencies	167,753
85,492,023

Net realized and unrealized gain (loss)	65,922,024

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 67,098,861

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 1,176,837	$ 826,881
Net realized gain (loss)	(19,569,999)	(59,126,478)
Change in net unrealized appreciation (depreciation)	85,492,023	(102,486,749)
Net increase (decrease) in net assets resulting from operations	67,098,861	(160,786,346)

Distributions to Shareholders
From net investment income:
Class I	(257,506)	—
Class II	(333,038)	—
Class III	(2,279)	—
From net realized gains:
Class I	—	(11,250,838)
Class II	—	(41,070,238)
Class III	—	(188,148)
Decrease in net assets from distributions	(592,823)	(52,509,224)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(83,240,122)	61,877,482(1)

Redemption Fees
Increase in net assets from redemption fees	593	—(1)

Net increase (decrease) in net assets	(16,733,491)	(151,418,088)

Net Assets
Beginning of period	265,271,826	416,689,914
End of period	$248,538,335	$ 265,271,826

Undistributed net investment income	$896,334	$632,533

(1) Capital share transactions for the year ended December 31, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies that management believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

16

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(70,688,077), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(37,206,908) and $(33,481,169) expire in 2016 and 2017, respectively.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by a fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since December 31, 2009 that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 12, 2010 the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class of the fund for the year ended December 31, 2009 was 1.00%, 0.90% and 1.00% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

18

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, were $117,823,396 and $191,430,730, respectively.

As of December 31, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$196,072,892
Gross tax appreciation of investments	$56,220,166
Gross tax depreciation of investments	(853,577)
Net tax appreciation (depreciation) of investments	$55,366,589

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	829,983	$ 5,634,510	9,184,776	$ 58,769,402
Issued in reinvestment of distributions	49,142	257,506	1,257,077	11,250,838
Redeemed	(10,983,924)	(69,100,163)	(4,933,748)	(45,420,475)
	(10,104,799)	(63,208,147)	5,508,105	24,599,765
Class II/Shares Authorized	150,000,000		150,000,000
Sold	3,455,024	23,554,006	5,899,794	50,220,263
Issued in reinvestment of distributions	64,169	333,038	4,630,241	41,070,238
Redeemed	(6,635,212)	(43,869,922)	(6,337,851)	(53,217,136)
	(3,116,019)	(19,982,878)	4,192,184	38,073,365
Class III/Shares Authorized	50,000,000		50,000,000
Sold	25,840	182,809	28,758	242,976
Issued in reinvestment of distributions	436	2,279	21,046	188,148
Redeemed	(33,894)	(234,185)	(122,153)	(1,226,772)(1)
	(7,618)	(49,097)	(72,349)	(795,648)
Net increase (decrease)	(13,228,436)	$(83,240,122)	9,627,940	$ 61,877,482
(1) Net of redemption fees of $598.

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of December 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$231,304,015	—	—
Foreign Common Stocks	11,567,434	$7,269,336	—
Temporary Cash Investments	98,696	1,200,000	—
Total Value of Investment Securities	$242,970,145	$8,469,336	—

Other Financial Instruments
Total Unrealized Gain (Loss) on
Forward Foreign Currency Exchange Contracts	—	$2,662	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward		Payable for forward
	foreign currency		foreign currency
	exchange contracts	$8,399	exchange contracts	$5,737

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations		Statement of Operations
Equity Price Risk	Net realized gain (loss) on		Change in net unrealized
	futures contract transactions	$(100,966)	appreciation (depreciation)
			on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on		Change in net unrealized
	foreign currency transactions	(317,049)	appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies	$166,067
		$(418,015)		$166,067

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7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2009 the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2009.

For corporate taxpayers, the fund hereby designates $592,823, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2009 as qualified for the corporate dividends received deduction.

22

Financial Highlights

VP Ultra

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.06	$12.15	$10.04	$10.38	$10.16
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.03	0.05	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss)	2.04	(4.57)	2.06	(0.33)	0.22
Total From Investment Operations	2.08	(4.54)	2.11	(0.34)	0.21
Distributions
From Net Investment Income	(0.02)	—	—	—	—
From Net Realized Gains	—	(1.55)	—	—	—
Total Distributions	(0.02)	(1.55)	—	—	—
Redemption Fees(1)	—(2)	—(2)	—(2)	—(2)	0.01
Net Asset Value, End of Period	$8.12	$6.06	$12.15	$10.04	$10.38

Total Return(3)	34.48%	(41.48)%	21.02%	(3.28)%	2.17%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.01%	1.01%	1.01%	1.00%	1.01%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.61%	0.37%	0.30%	(0.06)%	(0.08)%
Portfolio Turnover Rate	50%	171%	137%	118%	58%
Net Assets, End of Period (in thousands)	$31,366	$84,596	$102,789	$104,270	$105,560

(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

23

VP Ultra

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.99	$12.06	$9.98	$10.33	$10.13
Income From Investment Operations
Net Investment Income (Loss)(1)	0.03	0.02	0.01	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss)	2.03	(4.54)	2.07	(0.33)	0.21
Total From Investment Operations	2.06	(4.52)	2.08	(0.35)	0.19
Distributions
From Net Investment Income	(0.01)	—	—	—	—
From Net Realized Gains	—	(1.55)	—	—	—
Total Distributions	(0.01)	(1.55)	—	—	—
Redemption Fees(1)	—(2)	—(2)	—(2)	—(2)	0.01
Net Asset Value, End of Period	$8.04	$5.99	$12.06	$9.98	$10.33

Total Return(3)	34.52%	(41.65)%	20.84%	(3.39)%	1.97%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.16%	1.16%	1.16%	1.15%	1.16%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.46%	0.22%	0.15%	(0.21)%	(0.23)%
Portfolio Turnover Rate	50%	171%	137%	118%	58%
Net Assets, End of Period (in thousands)	$216,242	$179,936	$311,537	$524,005	$213,594

(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

24

VP Ultra

Class III
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$6.05	$12.14	$10.03	$10.37	$10.15
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.03	0.06	(0.01)	—(2)
Net Realized and Unrealized Gain (Loss)	2.04	(4.57)	2.05	(0.33)	0.21
Total From Investment Operations	2.08	(4.54)	2.11	(0.34)	0.21
Distributions
From Net Investment Income	(0.02)	—	—	—	—
From Net Realized Gains	—	(1.55)	—	—	—
Total Distributions	(0.02)	(1.55)	—	—	—
Redemption Fees(1)	—(2)	—(2)	—(2)	—(2)	0.01
Net Asset Value, End of Period	$8.11	$6.05	$12.14	$10.03	$10.37

Total Return(3)	34.54%	(41.52)%	21.04%	(3.28)%	2.17%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.01%	1.01%	1.01%	1.00%	1.01%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.61%	0.37%	0.30%	(0.06)%	(0.08)%
Portfolio Turnover Rate	50%	171%	137%	118%	58%
Net Assets, End of Period (in thousands)	$930	$740	$2,364	$1,980	$3,098

(1)	Computed using average shares outstanding throughout the period.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Ultra Fund of American Century Variable Portfolios, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2010

26

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM) or American Century Global Investment Management, Inc. (ACGIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

27

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

28

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice President
(since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to
present); and Controller, various American Century Investments funds (1997 to
September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

29

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1002
CL-ANN-67563

Annual Report
December 31, 2009

American Century Variable Portfolios

VP Value Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	26

Other Information

Management	27
Additional Information	30
Index Definitions	31

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

After a precipitous decline in 2008, the U.S. stock market posted a robust return in 2009, enjoying its best calendar-year performance since 2003. The market’s dramatic rebound resulted from renewed confidence in a potential economic recovery.

The year began on a down note, with stocks falling in January and February amid the continuation of a severe economic downturn and a liquidity crisis in the credit markets that led to significant losses for many financial companies. In response, the federal government took unprecedented actions to shore up the financial industry, restore liquidity in the credit markets, boost the housing sector, and revive the stalled economy.

These efforts began to bear fruit in the spring as signs of economic stabilization emerged. Although the unemployment rate continued to climb, peaking at a 26-year high of 10.1% in October, many other segments of the economy showed evidence of improvement. As a result, the U.S. economy generated positive growth in the third quarter—its first positive quarterly growth rate in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

The improving economic data and corporate profit growth erased the market’s pessimistic sentiment, leading to a significant stock market reversal. After falling to a multi-year low on March 9, the market began a steady rally that persisted through the end of the year. Overall, the broad stock indices returned more than 25% in 2009. As the table below indicates, mid-cap stocks posted the best results, while growth-oriented shares outpaced value by a substantial margin across all market capitalizations.

Challenges Still to Be Overcome

Despite the progress made over the past year, the economic environment remains uncertain and fragile. It is unclear whether the economy will remain on the path to recovery once the government begins to unwind its massive fiscal and monetary stimulus programs. In addition, several longer-term challenges need to be addressed, including a growing national debt, a weaker U.S. dollar, and the potential for significantly higher inflation when a recovery eventually takes hold.

U.S. Stock Index Returns
For the 12 months ended December 31, 2009
Russell 1000 Index (Large-Cap)	28.43%	Russell 2000 Index (Small-Cap)	27.17%
Russell 1000 Growth Index	37.21%	Russell 2000 Growth Index	34.47%
Russell 1000 Value Index	19.69%	Russell 2000 Value Index	20.58%
Russell Midcap Index	40.48%
Russell Midcap Growth Index	46.29%
Russell Midcap Value Index	34.21%

2

Performance

VP Value

Total Returns as of December 31, 2009
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Class I	AVPIX	19.86%	0.74%	5.94%	7.30%	5/1/96
Russell 3000
Value Index(1)	—	19.76%	-0.24%	2.88%	6.87%	—
S&P 500 Index(1)	—	26.46%	0.42%	-0.95%	5.83%	—
Lipper Multi-Cap
Value Index(1)	—	26.59%	-0.56%	3.10%	5.89%	—
Class II	AVPVX	19.72%	0.61%	—	3.80%	8/14/01
Class III	AVPTX	19.86%	0.74%	—	4.03%	5/6/02
(1) Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

VP Value

One-Year Returns Over 10 Years
Periods ended December 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Class I	18.14%	12.82%	-12.62%	28.96%	14.33%	5.03%	18.65%	-5.14%	-26.78%	19.86%
Russell 3000
Value Index	8.04%	-4.33%	-15.18%	31.14%	16.94%	6.85%	22.34%	-1.01%	-36.25%	19.76%
S&P 500 Index	-9.10%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%
Lipper Multi-Cap
Value Index	9.64%	1.30%	-17.61%	32.78%	14.91%	6.33%	17.07%	-1.04%	-37.65%	26.59%

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.95%	1.10%	0.95%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

VP Value

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

VP Value returned 19.86%* for the 12 months ended December 31, 2009. By comparison, its benchmark, the Russell 3000 Value Index, returned 19.76%. The Lipper Multi-Cap Value Index gained 26.59% while the average return for Morningstar’s Large Cap Value category (whose performance, like VP Value’s, reflects operating expenses) was 24.13%.** The broader market, as measured by the S&P 500 Index, rose 26.46%. (The portfolio’s returns reflect operating expenses, while the indices’ returns do not.)

The annual period, described in the Market Perspective on page 2, was notable for the remarkable rebound of the equity market. The U.S. economy began to show signs of improvement in response to government stimulus programs while corporate earnings were better than expected. Improving conditions in the capital markets were also favorable for the more highly leveraged companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by lower-quality companies. That situation was at odds with VP Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets. Nonetheless, the portfolio received positive contributions in absolute terms from all 10 sectors in which it was invested. On a relative basis, VP Value benefited from investments in the energy, consumer staples, and health care sectors. Detracting were positions in consumer discretionary and financials stocks.

Energy Boosted Results

Strong security selection across the energy sector added to relative performance. A notable contributor was Cameron International, which supplies equipment for oil and gas production. The company has been resilient, with better-than-expected margins and improving orders for its subsea production equipment. VP Value was also helped by an underweight position in ConocoPhillips. Shares of the oil and gas company trailed the performance of the energy sector and the benchmark index. ConocoPhillips has an outsized exposure to the U.S. refining and natural gas markets, both of which experienced a drop in demand during the recession.

Consumer Staples Enhanced Performance

Investments in food and household products stocks contributed to performance versus the benchmark. Many consumer staples companies were pressured by cheaper store brands during the recession, but those with strong brands and an international presence seemed to overcome the negative effects more successfully. Many also benefited from improving margins even as sales volume lagged. VP Value owned key contributor ConAgra Foods.

* All fund returns referenced in this commentary are for Class I shares.
**The average returns for Morningstar’s Large Cap Value category were 0.02% and 2.54% for the five- and ten-year periods ended December 31, 2009, respectively. © 2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

VP Value

The company reported increased profits in its consumer products division, which makes frozen meals, tomato sauces, and packaged desserts. ConAgra has implemented a number of cost savings programs and expanded some of its product lines, successfully offsetting a general decline in revenue.

Health Care Provided Top Contributor

In health care, an overweight position and security selection among health care equipment makers added to relative results. A top contributor was Beckman Coulter, a manufacturer of biomedical laboratory instruments and related consumables. Beckman Coulter’s revenue base is approximately 75% recurring in nature and as a result, the company performed better than expected during the economic downturn.

Consumer Discretionary Detracted

In the consumer discretionary sector, relative performance was hampered by security selection. VP Value was underweight media companies, which outperformed as advertising revenues improved. Its holdings among hotels, restaurants, and other leisure stocks also detracted. In the automobiles segment, the portfolio did not own car maker Ford Motor, which hurt relative performance. The company was able to restructure its business without the help of the U.S. government, unlike competitors General Motors and Chrysler, and has steadily gained market share.

Financials Hindered Results

Although VP Value’s underweight position in financials added value, security selection detracted from relative results. We continued to approach the financials sector with caution and conservatism, concentrating our investments in higher-quality companies, but a number of our holdings underperformed during the low-quality rally. The portfolio benefited from its underweight in Citigroup, but an underweight in Bank of America Corp. detracted.

A top detractor was Marsh & McLennan. Despite margin improvement in its insurance brokerage segment, Marsh has been hurt by diminished demand and weaker-than-expected pricing for commercial insurance. The recession has also reduced demand for the consulting services of its Mercer segment. However, the global insurance broker does not have a credit-sensitive business model and we believe it is well-positioned to benefit from regulatory changes and improving operating conditions.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We see opportunities in consumer staples, health care, and information technology, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials and materials stocks.

6

VP Value

Top Ten Holdings as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Exxon Mobil Corp.	5.1%	5.6%
AT&T, Inc.	4.0%	4.1%
Chevron Corp.	2.9%	1.4%
Total SA	2.9%	2.0%
JPMorgan Chase & Co.	2.8%	2.6%
Pfizer, Inc.	2.8%	2.4%
Marsh & McLennan Cos., Inc.	2.7%	2.4%
General Electric Co.	2.6%	2.8%
Lowe’s Cos., Inc.	2.3%	1.8%
Kraft Foods, Inc., Class A	1.8%	2.2%

Top Five Industries as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Oil, Gas & Consumable Fuels	15.8%	14.7%
Insurance	7.7%	7.0%
Pharmaceuticals	6.8%	8.8%
Capital Markets	6.0%	5.2%
Food Products	5.4%	5.9%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Domestic Common Stocks	90.1%	89.9%
Foreign Common Stocks*	7.7%	7.5%
Convertible Preferred Stocks	0.8%	—
Total Equity Exposure	98.6%	97.4%
Temporary Cash Investments	1.3%	1.1%
Other Assets and Liabilities	0.1%	1.5%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09 – 12/31/09	Expense Ratio*
Actual
Class I	$1,000	$1,219.10	$5.43	0.97%
Class II	$1,000	$1,220.50	$6.27	1.12%
Class III	$1,000	$1,219.10	$5.43	0.97%
Hypothetical
Class I	$1,000	$1,020.32	$4.94	0.97%
Class II	$1,000	$1,019.56	$5.70	1.12%
Class III	$1,000	$1,020.32	$4.94	0.97%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

VP Value

DECEMBER 31, 2009
	Shares	Value		Shares	Value
Common Stocks — 97.8%			COMPUTERS & PERIPHERALS — 1.5%
AEROSPACE & DEFENSE — 1.0%			Diebold, Inc.	300,280	$ 8,542,966
Boeing Co. (The)	93,853	$ 5,080,263	Hewlett-Packard Co.	171,262	8,821,706
Northrop Grumman Corp.	122,165	6,822,915			17,364,672
		11,903,178	CONTAINERS & PACKAGING — 0.6%
AIR FREIGHT & LOGISTICS — 0.9%			Bemis Co., Inc.	235,822	6,992,122
United Parcel Service, Inc.,			DISTRIBUTORS — 1.5%
Class B	171,152	9,818,990	Genuine Parts Co.	443,484	16,834,653
AIRLINES — 0.5%			DIVERSIFIED — 0.7%
Southwest Airlines Co.	494,394	5,650,923	iShares Russell 3000 Value
AUTOMOBILES — 1.6%			Index Fund	107,741	8,105,355
Honda Motor Co. Ltd.	136,700	4,622,109	DIVERSIFIED FINANCIAL SERVICES — 3.3%
Toyota Motor Corp.	320,800	13,478,687	JPMorgan Chase & Co.	789,310	32,890,548
		18,100,796	McGraw-Hill Cos., Inc. (The)	163,766	5,487,798
BEVERAGES — 1.0%					38,378,346
			DIVERSIFIED TELECOMMUNICATION
PepsiCo, Inc.	182,490	11,095,392	SERVICES — 5.3%
CAPITAL MARKETS — 6.0%			AT&T, Inc.	1,643,995	46,081,180
AllianceBernstein Holding LP	415,731	11,682,041	BCE, Inc.	170,182	4,718,916
Ameriprise Financial, Inc.	244,772	9,502,049	Verizon
Bank of New York			Communications, Inc.	332,916	11,029,507
Mellon Corp. (The)	296,518	8,293,608			61,829,603
Goldman Sachs			ELECTRIC UTILITIES — 3.7%
Group, Inc. (The)	54,471	9,196,884
			American Electric
Legg Mason, Inc.	106,832	3,222,053	Power Co., Inc.	142,142	4,945,120
Morgan Stanley	219,466	6,496,193	IDACORP, Inc.	419,094	13,390,054
Northern Trust Corp.	259,584	13,602,202	Southern Co.	140,379	4,677,428
State Street Corp.	184,670	8,040,532	Westar Energy, Inc.	919,396	19,969,281
		70,035,562			42,981,883
CHEMICALS — 0.9%			ELECTRICAL EQUIPMENT — 1.8%
E.I. du Pont de Nemours			Emerson Electric Co.	133,750	5,697,750
& Co.	297,792	10,026,657
Minerals Technologies, Inc.	9,973	543,229	Hubbell, Inc., Class B	331,766	15,692,532
		10,569,886			21,390,282
			ELECTRONIC EQUIPMENT,
COMMERCIAL BANKS — 1.7%			INSTRUMENTS & COMPONENTS — 1.6%
Commerce Bancshares, Inc.	99,226	3,842,031	Molex, Inc.	501,395	10,805,062
U.S. Bancorp.	715,514	16,106,220	Tyco Electronics Ltd.	322,018	7,905,542
		19,948,251			18,710,604
COMMERCIAL SERVICES & SUPPLIES — 2.4%			ENERGY EQUIPMENT & SERVICES — 1.5%
Avery Dennison Corp.	52,367	1,910,872	Baker Hughes, Inc.	87,414	3,538,519
Pitney Bowes, Inc.	194,191	4,419,787	BJ Services Co.	129,404	2,406,915
Republic Services, Inc.	361,526	10,234,801	Helmerich & Payne, Inc.	72,065	2,873,952
Waste Management, Inc.	327,317	11,066,588	Schlumberger Ltd.	131,082	8,532,127
		27,632,048			17,351,513
COMMUNICATIONS EQUIPMENT — 0.5%
Nokia Oyj ADR	424,127	5,450,032

10

VP Value
	Shares	Value		Shares	Value
FOOD & STAPLES RETAILING — 0.9%			Aon Corp.	109,312	$ 4,191,022
CVS Caremark Corp.	194,175	$ 6,254,377	Berkshire Hathaway, Inc.,
Wal-Mart Stores, Inc.	84,912	4,538,546	Class A(1)	210	20,832,000
		10,792,923	Chubb Corp. (The)	163,844	8,057,848
FOOD PRODUCTS — 5.4%			Marsh &
Campbell Soup Co.	172,019	5,814,242	McLennan Cos., Inc.	1,404,099	31,002,506
ConAgra Foods, Inc.	452,494	10,429,987	Transatlantic Holdings, Inc.	83,142	4,332,530
H.J. Heinz Co.	272,509	11,652,485	Travelers Cos., Inc. (The)	201,228	10,033,228
Kellogg Co.	64,832	3,449,062			89,587,876
Kraft Foods, Inc., Class A	773,960	21,036,233	IT SERVICES — 0.4%
			Automatic Data
Unilever NV CVA	296,759	9,669,966	Processing, Inc.	119,431	5,114,035
		62,051,975	MEDIA — 0.4%
GAS UTILITIES — 0.3%			Walt Disney Co. (The)	148,372	4,784,997
Southwest Gas Corp.	5,859	167,157	METALS & MINING — 0.6%
WGL Holdings, Inc.	85,386	2,863,847	Barrick Gold Corp.	72,424	2,852,057
		3,031,004	Newmont Mining Corp.	93,369	4,417,288
HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%					7,269,345
Beckman Coulter, Inc.	151,704	9,927,509	MULTILINE RETAIL — 1.0%
Boston Scientific Corp.(1)	853,455	7,681,095	Family Dollar Stores, Inc.	96,830	2,694,779
CareFusion Corp.(1)	43,583	1,090,011	Target Corp.	185,186	8,957,447
Zimmer Holdings, Inc.(1)	76,899	4,545,500			11,652,226
		23,244,115	MULTI-UTILITIES — 2.4%
HEALTH CARE PROVIDERS & SERVICES — 1.3%			Ameren Corp.	83,711	2,339,723
Aetna, Inc.	78,489	2,488,101	PG&E Corp.	103,445	4,618,819
Cardinal Health, Inc.	84,097	2,711,287	Wisconsin Energy Corp.	292,976	14,598,994
CIGNA Corp.	45,633	1,609,476	Xcel Energy, Inc.	318,810	6,765,148
LifePoint Hospitals, Inc.(1)	155,817	5,065,611			28,322,684
UnitedHealth Group, Inc.	84,058	2,562,088	OIL, GAS & CONSUMABLE FUELS — 15.8%
		14,436,563	Apache Corp.	82,404	8,501,621
HOTELS, RESTAURANTS & LEISURE — 2.0%			BP plc ADR	127,920	7,415,522
Hyatt Hotels Corp., Class A(1)	111,702	3,329,836	Chevron Corp.	438,831	33,785,599
International Speedway			ConocoPhillips	57,416	2,932,235
Corp., Class A	395,202	11,243,497	Devon Energy Corp.	137,839	10,131,167
Speedway Motorsports, Inc.	466,327	8,216,682	EOG Resources, Inc.	34,137	3,321,530
		22,790,015	EQT Corp.	251,382	11,040,697
HOUSEHOLD DURABLES — 0.5%			Exxon Mobil Corp.	861,471	58,743,707
Whirlpool Corp.	71,926	5,801,551	Total SA	521,910	33,444,806
HOUSEHOLD PRODUCTS — 2.1%			Valero Energy Corp.	130,289	2,182,341
Kimberly-Clark Corp.	233,999	14,908,076	XTO Energy, Inc.	254,062	11,821,505
Procter & Gamble Co. (The)	153,454	9,303,916			183,320,730
		24,211,992	PAPER & FOREST PRODUCTS — 0.2%
INDUSTRIAL CONGLOMERATES — 2.9%			Weyerhaeuser Co.	64,477	2,781,538
3M Co.	45,885	3,793,313	PHARMACEUTICALS — 6.8%
General Electric Co.	1,996,632	30,209,042	Bristol-Myers Squibb Co.	170,714	4,310,538
		34,002,355	Eli Lilly & Co.	278,148	9,932,665
INSURANCE — 7.7%			Johnson & Johnson	309,016	19,903,720
Allstate Corp. (The)	370,797	11,138,742

11

VP Value
	Shares	Value		Shares	Value
Merck & Co., Inc.	338,216	$ 12,358,413	Convertible Preferred Stocks — 0.8%
Pfizer, Inc.	1,755,029	31,923,977	DIVERSIFIED FINANCIAL SERVICES — 0.8%
		78,429,313	Bank of America Corp.,
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%			10.00%, 12/31/49(2)
Boston Properties, Inc.	45,423	3,046,520	(Cost $8,758,553)	583,266 $ 8,702,329
Host Hotels & Resorts, Inc.(1)	411,209	4,798,809	Temporary Cash Investments — 1.3%
Public Storage	31,535	2,568,526	JPMorgan U.S. Treasury
		10,413,855	Plus Money Market Fund
ROAD & RAIL — 0.9%			Agency Shares	48,240	48,240
Heartland Express, Inc.	265,658	4,056,598	Repurchase Agreement, Bank of America
Union Pacific Corp.	90,886	5,807,615	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 2.375%, 10/31/14,
		9,864,213	valued at $15,640,669), in a joint trading
SEMICONDUCTORS &			account at 0.01%, dated 12/31/09,
SEMICONDUCTOR EQUIPMENT — 2.1%			due 1/4/10 (Delivery value $15,400,017)		15,400,000
Applied Materials, Inc.	655,140	9,132,651	TOTAL TEMPORARY
Intel Corp.	667,225	13,611,390	CASH INVESTMENTS
Texas Instruments, Inc.	61,447	1,601,309	(Cost $15,448,240)		15,448,240
			TOTAL INVESTMENT
		24,345,350	SECURITIES — 99.9%
SPECIALTY RETAIL — 2.7%			(Cost $1,088,267,360)		1,158,105,710
Lowe’s Cos., Inc.	1,121,416	26,229,920	OTHER ASSETS
PetSmart, Inc.	198,719	5,303,810	AND LIABILITIES — 0.1%		1,382,991
		31,533,730	TOTAL NET ASSETS — 100.0%		$1,159,488,701
THRIFTS & MORTGAGE FINANCE — 0.5%
Hudson City Bancorp., Inc.	439,087	6,028,665
TOTAL COMMON STOCKS
(Cost $1,064,060,567)		1,133,955,141

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date		Value	Unrealized Gain (Loss)
6,712,840	CAD for USD	1/29/10		$ 6,418,549	$ 49,039
28,898,448	EUR for USD	1/29/10		41,427,371	297,856
3,970,874	GBP for USD	1/29/10		6,413,121	(57,657)
1,161,195,000	JPY for USD	1/29/10		12,469,476	212,448
				$66,728,517	$501,686
(Value on Settlement Date $67,230,203)

Notes to Schedule of Investments
ADR = American Depositary Receipt			(1)	Non-income producing.
CAD = Canadian Dollar			(2)	Perpetual security. These securities do not have a predetermined
CVA = Certificaten Van Aandelen				maturity date. The coupon rates are fixed for a period of time and
				may be structured to adjust thereafter. Interest reset or next call
EUR = Euro				date is indicated, as applicable.
GBP = British Pound
JPY = Japanese Yen			Industry classifications are unaudited.
USD = United States Dollar

			See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2009
Assets
Investment securities, at value (cost of $1,088,267,360)	$1,158,105,710
Receivable for investments sold	1,786,775
Receivable for capital shares sold	821,399
Receivable for forward foreign currency exchange contracts	559,343
Dividends and interest receivable	2,420,975
1,163,694,202

Liabilities
Payable for investments purchased	1,991,681
Payable for capital shares redeemed	1,148,748
Payable for forward foreign currency exchange contracts	57,657
Accrued management fees	905,555
Distribution fees payable	101,860
4,205,501

Net Assets	$1,159,488,701

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,657,555,079
Undistributed net investment income	824,278
Accumulated net realized loss on investment and foreign currency transactions	(569,231,262)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	70,340,606
$1,159,488,701

Class I, $0.01 Par Value
Net assets	$673,057,685
Shares outstanding	127,416,172
Net asset value per share	$5.28

Class II, $0.01 Par Value
Net assets	$480,382,448
Shares outstanding	90,813,026
Net asset value per share	$5.29

Class III, $0.01 Par Value
Net assets	$6,048,568
Shares outstanding	1,144,621
Net asset value per share	$5.28

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $350,790)	$ 35,136,199
Interest	21,303
35,157,502

Expenses:
Management fees	9,921,221
Distribution fees	1,072,049
Directors’ fees and expenses	57,084
Other expenses	967
11,051,321

Net investment income (loss)	24,106,181

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(161,377,343)
Futures contract transactions	(312,036)
Foreign currency transactions	(3,086,445)
(164,775,824)

Change in net unrealized appreciation (depreciation) on:
Investments	317,721,725
Translation of assets and liabilities in foreign currencies	1,126,074
318,847,799

Net realized and unrealized gain (loss)	154,071,975

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 178,178,156

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 24,106,181	$ 41,209,091
Net realized gain (loss)	(164,775,824)	(268,304,965)
Change in net unrealized appreciation (depreciation)	318,847,799	(284,211,785)
Net increase (decrease) in net assets resulting from operations	178,178,156	(511,307,659)

Distributions to Shareholders
From net investment income:
Class I	(40,233,300)	(28,899,596)
Class II	(23,327,239)	(14,084,486)
Class III	(327,580)	(203,206)
From net realized gains:
Class I	—	(153,427,939)
Class II	—	(79,903,650)
Class III	—	(1,078,818)
Decrease in net assets from distributions	(63,888,119)	(277,597,695)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(201,122,799)	(210,627,574)(1)

Redemption Fees
Increase in net assets from redemption fees	1,050	—(1)

Net increase (decrease) in net assets	(86,831,712)	(999,532,928)

Net Assets
Beginning of period	1,246,320,413	2,245,853,341
End of period	$1,159,488,701	$1,246,320,413

Undistributed net investment income	$824,278	$40,939,508
(1) Capital share transactions for the year ended December 31, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its investment objective by investing primarily in equity securities of companies that management believes to be undervalued at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

16

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(480,891,183), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(260,779,098) and $(220,112,085) expire in 2016 and 2017, respectively.

17

The fund has elected to treat $(469,118) of net foreign currency losses incurred in the two-month period ended December 31, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by a fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since December 31, 2009 that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 12, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class of the fund ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class of the fund for the year ended December 31, 2009, was 0.97%, 0.87% and 0.97% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

18

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, were $568,314,730 and $820,709,196, respectively.

As of December 31, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$1,176,105,753
Gross tax appreciation of investments	$ 77,523,162
Gross tax depreciation of investments	(95,523,205)
Net tax appreciation (depreciation) of investments	$(18,000,043)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	8,253,332	$ 36,982,836	10,225,178	$ 56,231,142
Issued in reinvestment of distributions	9,462,616	40,233,300	30,694,871	182,327,535
Redeemed	(60,594,222)	(259,611,680)	(67,500,099)	(397,449,335)
	(42,878,274)	(182,395,544)	(26,580,050)	(158,890,658)
Class II/Shares Authorized	350,000,000		300,000,000
Sold	8,020,338	35,764,160	9,012,541	49,647,509
Issued in reinvestment of distributions	5,444,889	23,327,239	15,796,325	93,988,136
Redeemed	(17,296,781)	(77,173,987)	(32,704,890)	(194,852,954)
	(3,831,554)	(18,082,588)	(7,896,024)	(51,217,309)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	405,931	1,804,468	481,818	2,666,626
Issued in reinvestment of distributions	76,720	327,580	215,829	1,282,024
Redeemed	(660,356)	(2,776,715)	(765,465)	(4,468,257)(1)
	(177,705)	(644,667)	(67,818)	(519,607)
Net increase (decrease)	(46,887,533)	$(201,122,799)	(34,543,892)	$ (210,627,574)
(1) Net of redemption fees of $2,549.

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of December 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,044,397,504	—	—
Foreign Common Stocks	23,623,153	$65,934,484	—
Convertible Preferred Stocks	—	8,702,329	—
Temporary Cash Investments	48,240	15,400,000	—
Total Value of Investment Securities	$1,068,068,897	$90,036,813	—

Other Financial Instruments
Total Unrealized Gain (Loss) on
Forward Foreign Currency Exchange Contracts	—	$501,686	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

20

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward		Payable for forward
	foreign currency		foreign currency
	exchange contracts	$559,343	exchange contracts	$57,657

Effect of Derivative Instruments on the Statement of Operations for the Year Ended
December 31, 2009
Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations		Statement of Operations
Equity Price Risk	Net realized gain (loss) on	$ (312,036)	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	(3,106,738)	Change in net unrealized	$1,124,739
	foreign currency transactions		appreciation (depreciation)
on translation of assets and
liabilities in foreign currencies
		$(3,418,774)		$1,124,739

21

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2009, the fund did not utilize the program.

8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended December 31, 2009.

For corporate taxpayers, the fund hereby designates $63,888,119, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2009 as qualified for the corporate dividends received deduction.

22

Financial Highlights

VP Value

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.68	$7.47	$8.74	$8.20	$8.75
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.14	0.13	0.13	0.13
Net Realized and Unrealized Gain (Loss)	0.75	(1.93)	(0.54)	1.26	0.28
Total From Investment Operations	0.86	(1.79)	(0.41)	1.39	0.41
Distributions
From Net Investment Income	(0.26)	(0.16)	(0.14)	(0.12)	(0.08)
From Net Realized Gains	—	(0.84)	(0.72)	(0.73)	(0.88)
Total Distributions	(0.26)	(1.00)	(0.86)	(0.85)	(0.96)
Net Asset Value, End of Period	$5.28	$4.68	$7.47	$8.74	$8.20

Total Return(2)	19.86%	(26.78)%	(5.14)%	18.65%	5.03%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.97%	0.95%	0.93%	0.93%	0.93%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.31%	2.46%	1.65%	1.58%	1.66%
Portfolio Turnover Rate	54%	111%	152%	132%	133%
Net Assets, End of Period (in thousands)	$673,058	$797,196	$1,470,148	$1,971,620	$2,297,418
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

23

VP Value

Class II
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.68	$7.46	$8.73	$8.19	$8.74
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.14	0.12	0.12	0.12
Net Realized and Unrealized Gain (Loss)	0.76	(1.93)	(0.54)	1.25	0.27
Total From Investment Operations	0.86	(1.79)	(0.42)	1.37	0.39
Distributions
From Net Investment Income	(0.25)	(0.15)	(0.13)	(0.10)	(0.06)
From Net Realized Gains	—	(0.84)	(0.72)	(0.73)	(0.88)
Total Distributions	(0.25)	(0.99)	(0.85)	(0.83)	(0.94)
Net Asset Value, End of Period	$5.29	$4.68	$7.46	$8.73	$8.19

Total Return(2)	19.72%	(26.80)%	(5.31)%	18.46%	4.85%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.12%	1.10%	1.08%	1.08%	1.08%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.16%	2.31%	1.50%	1.43%	1.51%
Portfolio Turnover Rate	54%	111%	152%	132%	133%
Net Assets, End of Period (in thousands)	$480,382	$442,933	$765,324	$840,512	$648,071
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

24

VP Value

Class III
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.68	$7.47	$8.74	$8.20	$8.75
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.14	0.13	0.13	0.13
Net Realized and Unrealized Gain (Loss)	0.75	(1.93)	(0.54)	1.26	0.28
Total From Investment Operations	0.86	(1.79)	(0.41)	1.39	0.41
Distributions
From Net Investment Income	(0.26)	(0.16)	(0.14)	(0.12)	(0.08)
From Net Realized Gains	—	(0.84)	(0.72)	(0.73)	(0.88)
Total Distributions	(0.26)	(1.00)	(0.86)	(0.85)	(0.96)
Net Asset Value, End of Period	$5.28	$4.68	$7.47	$8.74	$8.20

Total Return(2)	19.86%	(26.78)%	(5.14)%	18.65%	5.03%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.97%	0.95%	0.93%	0.93%	0.93%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.31%	2.46%	1.65%	1.58%	1.66%
Portfolio Turnover Rate	54%	111%	152%	132%	133%
Net Assets, End of Period (in thousands)	$6,049	$6,191	$10,381	$16,931	$8,750
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2010

26

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM) or American Century Global Investment Management, Inc. (ACGIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

27

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

28

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and
Treasurer and Chief Financial Officer, various American Century Investments funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

29

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

30

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Multi-Cap Value Index is an equally-weighted index of, typically, the 30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

31

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1002
CL-ANN-67560

Annual Report
December 31, 2009

American Century Variable Portfolios

VP VistaSM Fund

Market Perspective	2
U.S. Stock Index Returns	2

VP Vista

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23

Other Information

Management	24
Additional Information	27
Index Definitions	28

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Signs of Economic Recovery Boosted Stocks

After a precipitous decline in 2008, the U.S. stock market posted a robust return in 2009, enjoying its best calendar-year performance since 2003. The market’s dramatic rebound resulted from renewed confidence in a potential economic recovery.

The year began on a down note, with stocks falling in January and February amid the continuation of a severe economic downturn and a liquidity crisis in the credit markets that led to significant losses for many financial companies. In response, the federal government took unprecedented actions to shore up the financial industry, restore liquidity in the credit markets, boost the housing sector, and revive the stalled economy.

These efforts began to bear fruit in the spring as signs of economic stabilization emerged. Although the unemployment rate continued to climb, peaking at a 26-year high of 10.1% in October, many other segments of the economy showed evidence of improvement. As a result, the U.S. economy generated positive growth in the third quarter—its first positive quarterly growth rate in more than a year. In addition, cost-management efforts at many companies helped generate better-than-expected earnings in the second and third quarters.

The improving economic data and corporate profit growth erased the market’s pessimistic sentiment, leading to a significant stock market reversal. After falling to a multi-year low on March 9, the market began a steady rally that persisted through the end of the year. Overall, the broad stock indices returned more than 25% in 2009. As the table below indicates, mid-cap stocks posted the best results, while growth-oriented shares outpaced value by a substantial margin across all market capitalizations.

Challenges Still to Be Overcome

Despite the progress made over the past year, the economic environment remains uncertain and fragile. It is unclear whether the economy will remain on the path to recovery once the government begins to unwind its massive fiscal and monetary stimulus programs. In addition, several longer-term challenges need to be addressed, including a growing national debt, a weaker U.S. dollar, and the potential for significantly higher inflation when a recovery eventually takes hold.

U.S. Stock Index Returns
For the 12 months ended December 31, 2009
Russell 1000 Index (Large-Cap)	28.43%	Russell 2000 Index (Small-Cap)	27.17%
Russell 1000 Growth Index	37.21%	Russell 2000 Growth Index	34.47%
Russell 1000 Value Index	19.69%	Russell 2000 Value Index	20.58%
Russell Midcap Index	40.48%
Russell Midcap Growth Index	46.29%
Russell Midcap Value Index	34.21%

2

Performance

VP Vista

Total Returns as of December 31, 2009
			Average Annual Returns
	Ticker			Since	Inception
	Symbol	1 year	5 years	Inception	Date
Class I	AVSIX	22.47%	0.72%	4.07%	10/5/01
Russell Midcap Growth Index(1)	—	46.29%	2.40%	6.05%	—
Class II	APVTX	22.41%	—	2.05%	4/29/05
(1) Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

VP Vista

One-Year Returns Over Life of Class
Periods ended December 31
	2001*	2002	2003	2004	2005	2006	2007	2008	2009
Class I	1.50%	-19.70%	42.21%	15.62%	8.13%	9.01%	39.77%	-48.62%	22.47%
Russell Midcap
Growth Index	20.49%	-27.41%	42.71%	15.48%	12.10%	10.66%	11.43%	-44.32%	46.29%
*From 10/5/01, Class I’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

VP Vista

Portfolio Manager: Brad Eixmann

Following a five-month personal leave of absence, portfolio manager Glenn Fogle left American Century Investments in February 2010. Brad Eixmann continues as manager for VP Vista.

Performance Summary

VP Vista returned 22.47%* for the 12 months ended December 31, 2009, lagging the 46.29% return of its benchmark, the Russell Midcap Growth Index.

As described on page 2, after dipping to multi-year lows on March 9, 2009, markets responded positively to generally improving economic data and rallied soundly, erasing earlier losses. Lower-quality stocks led the market during much of the rally, while stocks that exhibit accelerating growth and improving price momentum, the two main factors that the investment team looks for in portfolio candidates, were shunned. During the final months of the reporting period, however, the underperformance of stocks exhibiting these characteristics appeared to stabilize.

Within the portfolio, security selection in the consumer discretionary sector accounted for the majority of underperformance relative to the benchmark. Holdings in the financials, information technology, industrials, and health care sectors further detracted from relative returns. Stock selection in the telecommunications services sector and an underweight in utilities only slightly offset these losses.

Consumer Discretionary Detracted

Stock selection in the consumer discretionary sector detracted from absolute and relative performance. Discount chain Family Dollar Stores, Inc. had benefited from the weak economy causing consumers to trade down in their buying habits, and investors had viewed such retailers as defensive positions. As investors’ appetite for risk increased, however, this type of security was abandoned in favor of more aggressive stocks, despite continued positive fundamentals. Elsewhere in the consumer discretionary sector, stock selection in the specialty retail industry detracted from performance. Although the hotels, restaurants, and leisure industry groups hurt relative performance overall, a stake in Chinese online travel company Ctrip.com International benefited returns. The company saw an improvement in revenues and earnings as travel activity increased.

Financials, Health Care Declined

In the financials sector, overweight holding Fidelity National Financial detracted significantly from absolute and relative returns. The title insurance company, which stood to benefit from increased mortgage refinance activity as a result of the government’s mortgage refinance plan, declined as activity levels were lower than anticipated.

Within the sector, a detrimental overweight stake in the capital markets industry included Morgan Stanley. Although Morgan Stanley and similar holdings reported improving earnings by the fourth quarter of 2009, concerns about slower growth in their trading operations hampered their share price performance.

*All fund returns referenced in this commentary are for Class I shares.

5

VP Vista

The health care sector was home to underperforming holdings. Within the sector, stakes in pharmaceutical companies and health care providers weighed on absolute and relative returns. In particular, a position in Omnicare hurt returns as its share price returns underperformed while in the portfolio.

Industrials, Information Technology Hindered, but Some Holdings Helped

The industrials sector was another key source of underperformance relative to VP Vista’s benchmark. An overweight allocation to the construction and engineering industry reflected a focus on AECOM Technology Corp. Although the company is a likely beneficiary of infrastructure buildout initiatives under the Obama administration, its stock price has been hindered by uncertainty about the timing and magnitude of demand for its services.

The airlines industry was also home to underperforming portfolio holdings. Although VP Vista was underweight in its exposure to Delta Air Lines, Inc., the company’s share price for the time it was held in the portfolio underper-formed its returns for the entire reporting period.

Elsewhere in the industrials sector, mining equipment company Bucyrus International benefited returns. As the economies of China and other emerging market have rebounded this year and commodity prices have risen, this company has seen an improvement in orders for machinery used to mine coal, copper, oil sands, and iron ore.

The information technology sector weighed on relative performance, although VP Vista derived solid absolute gains from the sector. An overweight allocation and stock selection in the semiconductor group detracted from relative returns. A stake in Netherlands-based semiconductor company ASML Holding N.V., however, contributed meaningfully to absolute and relative returns.

Telecommunications Services, Some Materials Holdings Contributed

Within the telecommunications services sector, positions in wireless tower company SBA Communications helped absolute and relative performance. We believe that an improving environment for cell phone usage and enhanced cell phone features should continue to benefit this group in the long term.

The materials sector struggled early in the reporting period due to the weak economic conditions. Some holdings, though, gained ground as expectations of economic recovery began to emerge. Economically sensitive companies, including metals and mining companies Walter Energy and Freeport-McMoRan, benefited from continued reports of global economic improvement and positive earnings reports.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. By the end of the reporting period, companies exhibiting these characteristics showed signs of stabilization. The investment team is optimistic that the positive trends will continue, based on current fundamentals.

6

VP Vista

Top Ten Holdings as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
SBA Communications Corp., Class A	3.2%	2.5%
Life Technologies Corp.	2.3%	0.7%
Bucyrus International, Inc.	2.2%	0.8%
Lazard Ltd., Class A	2.1%	0.8%
Freeport-McMoRan Copper & Gold, Inc.	2.0%	1.6%
Express Scripts, Inc.	2.0%	2.0%
Equinix, Inc.	2.0%	0.5%
Medco Health Solutions, Inc.	2.0%	1.0%
ASML Holding NV New York Shares	2.0%	0.5%
Walter Energy, Inc.	1.9%	—

Top Five Industries as of December 31, 2009
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Semiconductors & Semiconductor Equipment	11.3%	9.3%
Capital Markets	7.6%	7.5%
Metals & Mining	6.1%	5.3%
Oil, Gas & Consumable Fuels	5.7%	4.9%
Hotels, Restaurants & Leisure	5.5%	6.2%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 12/31/09	as of 6/30/09
Domestic Common Stocks	85.3%	86.8%
Foreign Common Stocks*	12.4%	12.8%
Total Common Stocks	97.7%	99.6%
Temporary Cash Investments	3.7%	1.0%
Other Assets and Liabilities	(1.4)%	(0.6)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	7/1/09	12/31/09	7/1/09 – 12/31/09	Expense Ratio*
Actual
Class I	$1,000	$1,204.60	$5.56	1.00%
Class II	$1,000	$1,203.90	$6.39	1.15%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%
Class II	$1,000	$1,019.41	$5.85	1.15%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

VP Vista

DECEMBER 31, 2009
Shares		Value		Shares	Value
Common Stocks — 97.7%			DIVERSIFIED FINANCIAL SERVICES — 0.5%
AEROSPACE & DEFENSE — 1.6%			IntercontinentalExchange,
			Inc.(1)	1,474	$ 165,530
BE Aerospace, Inc.(1)	11,607	$ 272,765
			ELECTRONIC EQUIPMENT,
Goodrich Corp.	1,266	81,341	INSTRUMENTS & COMPONENTS — 2.1%
Precision Castparts Corp.	1,490	164,421	Agilent Technologies, Inc.(1)	13,109	407,297
		518,527	Molex, Inc.	11,909	256,639
AIR FREIGHT & LOGISTICS — 1.5%					663,936
FedEx Corp.	5,758	480,505	ENERGY EQUIPMENT & SERVICES — 3.1%
AUTO COMPONENTS — 1.0%			Atwood Oceanics, Inc.(1)	11,617	416,470
Autoliv, Inc.	7,300	316,528	Cameron
BIOTECHNOLOGY — 1.0%			International Corp.(1)	10,041	419,714
Alexion			Oceaneering
Pharmaceuticals, Inc.(1)	6,753	329,681	International, Inc.(1)	2,766	161,866
CAPITAL MARKETS — 7.6%					998,050
Franklin Resources, Inc.	2,124	223,763	FOOD PRODUCTS — 0.5%
Janus Capital Group, Inc.	22,105	297,312	Green Mountain Coffee
Jefferies Group, Inc.(1)	23,721	562,899	Roasters, Inc.(1)	2,114	172,228
Lazard Ltd., Class A	17,873	678,638	HEALTH CARE PROVIDERS & SERVICES — 5.0%
Legg Mason, Inc.	8,280	249,725	Express Scripts, Inc.(1)	7,440	643,188
Morgan Stanley	9,643	285,433	Health Management
			Associates, Inc., Class A(1)	21,803	158,508
Waddell & Reed
Financial, Inc., Class A	5,159	157,556	Medco Health
			Solutions, Inc.(1)	10,042	641,784
		2,455,326
			Tenet Healthcare Corp.(1)	30,884	166,465
CHEMICALS — 1.6%
Celanese Corp., Series A	11,178	358,814			1,609,945
CF Industries Holdings, Inc.	1,766	160,317	HEALTH CARE TECHNOLOGY — 0.8%
		519,131	Allscripts-Misys Healthcare
			Solutions, Inc.(1)	12,332	249,476
COMMERCIAL BANKS — 0.5%			HOTELS, RESTAURANTS & LEISURE — 5.5%
Fifth Third Bancorp.	15,942	155,434	Bally Technologies, Inc.(1)	5,326	219,911
COMMUNICATIONS EQUIPMENT — 0.7%			Ctrip.com International Ltd.
CommScope, Inc.(1)	7,934	210,489	ADR(1)	4,442	319,202
COMPUTERS & PERIPHERALS — 2.6%			International Game
Seagate Technology	22,888	416,333	Technology	11,600	217,732
Western Digital Corp.(1)	9,540	421,191	Las Vegas Sands Corp.(1)	17,991	268,785
		837,524	Starwood Hotels & Resorts
CONSTRUCTION & ENGINEERING — 1.5%			Worldwide, Inc.	10,959	400,771
AECOM Technology Corp.(1)	8,812	242,330	WMS Industries, Inc.(1)	4,851	194,040
Chicago Bridge & Iron Co.			Wynn Resorts Ltd.	2,464	143,479
NV New York Shares(1)	12,513	253,013			1,763,920
		495,343	HOUSEHOLD DURABLES — 3.0%
CONSUMER FINANCE — 1.5%			Harman International
AmeriCredit Corp.(1)	8,054	153,348	Industries, Inc.	4,613	162,747
Discover Financial Services	21,358	314,176	KB Home	17,352	237,375
		467,524	NVR, Inc.(1)	463	329,059
CONTAINERS & PACKAGING — 0.9%			Tupperware Brands Corp.	5,146	239,649
Crown Holdings, Inc.(1)	11,825	302,483			968,830

9

VP Vista

	Shares	Value		Shares	Value
INTERNET & CATALOG RETAIL — 1.5%			PERSONAL PRODUCTS — 0.8%
Expedia, Inc.(1)	6,550	$ 168,401	Avon Products, Inc.	7,651	$ 241,007
priceline.com, Inc.(1)	1,470	321,195	REAL ESTATE MANAGEMENT
		489,596	& DEVELOPMENT — 0.4%
INTERNET SOFTWARE & SERVICES — 2.5%			E-House China
			Holdings Ltd. ADR(1)	7,888	142,931
Equinix, Inc.(1)	6,058	643,057
			ROAD & RAIL — 1.4%
MercadoLibre, Inc.(1)	3,145	163,131
			Avis Budget Group, Inc.(1)	12,143	159,316
		806,188	Kansas City Southern(1)	8,363	278,404
IT SERVICES — 1.3%					437,720
Cognizant Technology
Solutions Corp., Class A(1)	8,944	405,163	SEMICONDUCTORS &
			SEMICONDUCTOR EQUIPMENT — 11.3%
LIFE SCIENCES TOOLS & SERVICES — 2.8%			Altera Corp.	11,285	255,380
Life Technologies Corp.(1)	14,298	746,785
			Analog Devices, Inc.	13,073	412,845
Waters Corp.(1)	2,566	158,989
			ASML Holding NV
		905,774	New York Shares	18,699	637,449
MACHINERY — 4.8%			Atheros
Bucyrus International, Inc.	12,318	694,366	Communications, Inc.(1)	8,333	285,322
Flowserve Corp.	1,560	147,467	KLA-Tencor Corp.	6,752	244,152
Ingersoll-Rand plc	10,916	390,138	Marvell Technology
			Group Ltd.(1)	24,255	503,291
Joy Global, Inc.	4,235	218,483
Stanley Works (The)	1,566	80,665	NVIDIA Corp.(1)	11,990	223,973
		1,531,119	PMC – Sierra, Inc.(1)	27,615	239,146
METALS & MINING — 6.1%			Silicon Laboratories, Inc.(1)	3,335	161,214
AK Steel Holding Corp.	12,993	277,401	Teradyne, Inc.(1)	45,597	489,256
Cia Siderurgica Nacional			Veeco Instruments, Inc.(1)	5,402	178,482
SA ADR	5,408	172,677			3,630,510
Cliffs Natural Resources, Inc.	5,279	243,309	SOFTWARE — 1.7%
Freeport-McMoRan Copper			Cerner Corp.(1)	3,689	304,121
& Gold, Inc.(1)	8,032	644,889
			Rovi Corp.(1)	7,900	251,773
Walter Energy, Inc.	8,266	622,513
		1,960,789			555,894
MULTILINE RETAIL — 2.3%			SPECIALTY RETAIL — 4.9%
			Bed Bath & Beyond, Inc.(1)	4,043	156,181
Dollar Tree, Inc.(1)	6,685	322,885
			Chico’s FAS, Inc.(1)	30,378	426,811
Macy’s, Inc.	9,352	156,740
			J. Crew Group, Inc.(1)	5,434	243,117
Nordstrom, Inc.	7,117	267,457
		747,082	Ross Stores, Inc.	3,485	148,844
OIL, GAS & CONSUMABLE FUELS — 5.7%			Tiffany & Co.	3,754	161,422
Alpha Natural			TJX Cos., Inc. (The)	4,170	152,414
Resources, Inc.(1)	5,554	240,933	Williams-Sonoma, Inc.	14,480	300,894
Brigham Exploration Co.(1)	19,289	261,366			1,589,683
Continental			TEXTILES, APPAREL & LUXURY GOODS — 2.5%
Resources, Inc.(1)	7,588	325,449	Coach, Inc.	7,624	278,505
Petrohawk Energy Corp.(1)	24,788	594,664	Jones Apparel Group, Inc.	14,420	231,585
Whiting Petroleum Corp.(1)	5,609	400,763	Phillips-Van Heusen Corp.	7,384	300,381
		1,823,175			810,471
PAPER & FOREST PRODUCTS — 0.9%
MeadWestvaco Corp.	10,580	302,905

10

VP Vista

	Shares	Value	Geographic Diversification
WIRELESS TELECOMMUNICATION SERVICES — 4.3%			(as a % of net assets)
American Tower Corp.,			United States	85.3%
Class A(1)	7,608	$ 328,742	Bermuda	3.7%
SBA Communications Corp.,			Netherlands	2.8%
Class A(1)	30,563	1,044,032
			People’s Republic of China	1.4%
		1,372,774	Cayman Islands	1.3%
TOTAL COMMON STOCKS
(Cost $23,977,260)		31,433,191	Ireland	1.2%
			Sweden	1.0%
Temporary Cash Investments — 3.7%			Brazil	0.5%
JPMorgan U.S. Treasury			Argentina	0.5%
Plus Money Market Fund
Agency Shares	92,043	92,043	Cash and Equivalents*	2.3%
Repurchase Agreement, Bank of America			*Includes temporary cash investments and other assets and liabilities.
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 2.375%, 10/31/14,
valued at $1,117,191), in a joint trading			Notes to Schedule of Investments
account at 0.01%, dated 12/31/09,			ADR = American Depositary Receipt
due 1/4/10 (Delivery value $1,100,001)		1,100,000	(1) Non-income producing.
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $1,192,043)		1,192,043	Industry classifications and geographic diversification are unaudited.
TOTAL INVESTMENT
SECURITIES — 101.4%
(Cost $25,169,303)		32,625,234	See Notes to Financial Statements.
OTHER ASSETS
AND LIABILITIES — (1.4)%		(436,711)
TOTAL NET ASSETS — 100.0%		$32,188,523

11

Statement of Assets and Liabilities

DECEMBER 31, 2009
Assets
Investment securities, at value (cost of $25,169,303)	$32,625,234
Receivable for investments sold	202,703
Receivable for capital shares sold	12,827
Dividends and interest receivable	22,394
32,863,158

Liabilities
Payable for investments purchased	632,144
Payable for capital shares redeemed	15,593
Accrued management fees	26,809
Distribution fees payable	89
674,635

Net Assets	$32,188,523

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 54,064,157
Accumulated net realized loss on investment and foreign currency transactions	(29,332,014)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	7,456,380
$ 32,188,523

Class I, $0.01 Par Value
Net assets	$31,764,228
Shares outstanding	2,407,587
Net asset value per share	$13.19

Class II, $0.01 Par Value
Net assets	$424,295
Shares outstanding	32,370
Net asset value per share	$13.11

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2009
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,726)	$ 217,877
Interest	1,106
218,983

Expenses:
Management fees	416,875
Distribution fees	19,075
Directors’ fees and expenses	2,051
Other expenses	26
438,027

Net investment income (loss)	(219,044)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,265,951)
Futures contract transactions	(186,307)
Foreign currency transactions	(61,160)
(3,513,418)

Change in net unrealized appreciation (depreciation) on:
Investments	11,619,715
Translation of assets and liabilities in foreign currencies	72,389
11,692,104

Net realized and unrealized gain (loss)	8,178,686

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 7,959,642

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ (219,044)	$ (523,259)
Net realized gain (loss)	(3,513,418)	(23,901,423)
Change in net unrealized appreciation (depreciation)	11,692,104	(37,464,294)
Net increase (decrease) in net assets resulting from operations	7,959,642	(61,888,976)

Distributions to Shareholders
From net realized gains:
Class I	—	(3,694,027)
Class II	—	(1,226,895)
Decrease in net assets from distributions	—	(4,920,922)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(26,689,222)	(24,897,290)

Net increase (decrease) in net assets	(18,729,580)	(91,707,188)

Net Assets
Beginning of period	50,918,103	142,625,291
End of period	$ 32,188,523	$ 50,918,103

Undistributed net investment income	—	$27,076

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that the investment advisor believes will increase in value over time. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

15

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2009, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $(29,044,113), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(16,248,479) and $(12,795,634) expire in 2016 and 2017, respectively.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 12, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the year ended December 31, 2009, was 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2009, were $81,463,417 and $108,525,690, respectively.

As of December 31, 2009, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$25,457,204
Gross tax appreciation of investments	$7,236,991
Gross tax depreciation of investments	(68,961)
Net tax appreciation (depreciation) of investments	$7,168,030

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	751,063	$ 8,201,053	2,132,129	$ 38,577,369
Issued in reinvestment of distributions	—	—	214,769	3,694,027
Redeemed	(1,856,146)	(21,119,784)	(3,566,374)	(58,915,781)
	(1,105,083)	(12,918,731)	(1,219,476)	(16,644,385)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	197,913	2,200,670	721,261	13,331,860
Issued in reinvestment of distributions	—	—	71,623	1,226,895
Redeemed	(1,388,059)	(15,971,161)	(1,326,473)	(22,811,660)
	(1,190,146)	(13,770,491)	(533,589)	(8,252,905)
Net increase (decrease)	(2,295,229)	$(26,689,222)	(1,753,065)	$(24,897,290)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of December 31, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$27,439,860	—	—
Foreign Common Stocks	3,993,331	—	—
Temporary Cash Investments	92,043	$1,100,000	—
Total Value of Investment Securities	$31,525,234	$1,100,000	—

18

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund held no foreign currency risk derivative instruments at period end. The fund participated in foreign currency risk derivative instruments during the first eight months of the period consistent with its exposure to foreign denominated securities.

At December 31, 2009, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on		Location on
Type of Derivative	Statement of Operations		Statement of Operations
Equity Price Risk	Net realized gain (loss) on	$(186,307)	Change in net unrealized	—
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	(61,757)	Change in net unrealized	$71,940
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
		$(248,064)		$71,940

19

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended December 31, 2009, the fund did not utilize the program.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

20

Financial Highlights

VP Vista

Class I
For a Share Outstanding Throughout the Years Ended December 31
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$10.77	$22.00	$15.74	$14.49	$13.40
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.06)	(0.08)	(0.09)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss)	2.48	(10.30)	6.35	1.35	1.14
Total From Investment Operations	2.42	(10.38)	6.26	1.30	1.09
Distributions
From Net Realized Gains	—	(0.85)	—	(0.05)	—
Net Asset Value, End of Period	$13.19	$10.77	$22.00	$15.74	$14.49

Total Return(2)	22.47%	(48.62)%	39.77%	9.01%	8.13%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	1.01%	1.01%	1.00%	1.01%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.48)%	(0.50)%	(0.51)%	(0.31)%	(0.40)%
Portfolio Turnover Rate	196%	203%	147%	215%	276%
Net Assets, End of Period (in thousands)	$31,764	$37,824	$104,126	$60,297	$16,863

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

21

VP Vista

Class II
For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.71	$21.92	$15.71	$14.48	$12.56
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.07)	(0.11)	(0.15)	(0.07)	(0.05)
Net Realized and Unrealized Gain (Loss)	2.47	(10.25)	6.36	1.35	1.97
Total From Investment Operations	2.40	(10.36)	6.21	1.28	1.92
Distributions
From Net Realized Gains	—	(0.85)	—	(0.05)	—
Net Asset Value, End of Period	$13.11	$10.71	$21.92	$15.71	$14.48

Total Return(3)	22.41%	(48.71)%	39.53%	8.88%	15.29%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.15%	1.16%	1.16%	1.15%	1.16%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.63)%	(0.65)%	(0.66)%	(0.46)%	(0.55)%(4)
Portfolio Turnover Rate	196%	203%	147%	215%	276%(5)
Net Assets, End of Period (in thousands)	$424	$13,094	$38,499	$2,988	$1,250

(1)	April 29, 2005 (commencement of sale) through December 31, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for the periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Vista Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Vista Fund of American Century Variable Portfolios, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 12, 2010

23

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund’s investment advisor, American Century Investment Management, Inc. (ACIM) or American Century Global Investment Management, Inc. (ACGIM); the fund’s principal underwriter, American Century Investment Services, Inc. (ACIS); and the fund’s transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACGIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or ACGIM, a wholly owned subsidiary of ACIM, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Fund: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

24

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Fund: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Fund: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Fund: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Fund: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Fund: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

25

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Fund: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Fund: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM
and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to
August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Fund: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Fund: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Fund: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Fund: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

27

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

28

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Variable Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1002
CL-ANN-67564

ITEM 2. CODE OF ETHICS.
(a)	The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.
(b)	No response required.
(c)	None.
(d)	None.
(e)	Not applicable.
(f)	The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2)	James A. Olson, Thomas A. Brown and Gale E. Sayers are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.
(a)(3)	Not applicable.
(b)	No response required.
(c)	No response required.
(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees.
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
	FY 2008:	$164,383
	FY 2009:	$165,859

(b)	Audit-Related Fees.
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:
	For services rendered to the registrant:
	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):
	FY 2008:	$0
	FY 2009:	$0

(c)	Tax Fees.
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:
	For services rendered to the registrant:
	FY 2008:	$0
	FY 2009:	$0
	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):
	FY 2008:	$0
	FY 2009:	$0

(d)	All Other Fees.
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:
	For services rendered to the registrant:
	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(e)(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the
	accountant is engaged by the registrant to render audit or non-audit services, the engagement is
	approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
	Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s
	engagements for non-audit services with the registrant’s investment adviser, its parent company,
	and any entity controlled by, or under common control with the investment adviser that
	provides ongoing services to the registrant, if the engagement relates directly to the operations
	and financial reporting of the registrant.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved
	before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
	Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be
	approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the
	registrant’s financial statements for the most recent fiscal year that were attributed to work
	performed by persons other than the principal accountant’s full-time, permanent employees was
	less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the
	registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser
	whose role is primarily portfolio management and is subcontracted with or overseen by another
	investment adviser), and any entity controlling, controlled by, or under common control with
	the adviser that provides ongoing services to the registrant for each of the last two fiscal years
	of the registrant were as follows:

	FY 2008:	$93,552
	FY 2009:	$55,065

(h)	The registrant’s investment adviser and accountant have notified the registrant’s audit
	committee of all non-audit services that were rendered by the registrant’s accountant to the
	registrant’s investment adviser, its parent company, and any entity controlled by, or under
	common control with the investment adviser that provides services to the registrant, which
	services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
	Regulation S-X. The notification provided to the registrant’s audit committee included
	sufficient details regarding such services to allow the registrant’s audit committee to consider
	the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.
(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.
(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 15, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 15, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 15, 2010